                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               Confidential, for Use of the
[ ]  Definitive Proxy Statement                Commission Only (as permitted
[ ]  Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

                                   RPM, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

  RPM, INC. - 2628 Pearl Road - P.O. Box 777 - Medina, Ohio 44258 - 330-273-5090

[RPM LOGO]

THOMAS C. SULLIVAN
     Chairman

                                                               August [29], 2002

TO RPM SHAREHOLDERS:

     This year's Annual Meeting of RPM Shareholders will be held at 2:00 p.m., Eastern Daylight Time, Friday, October 11, 2002, at Severance Hall, located on the northeast corner of Euclid Avenue and East Boulevard in Cleveland's University Circle area. Please note that the Cleveland Orchestra will not be performing at the Annual Meeting.

     In addition to discussing the items of business outlined in this Proxy Statement, we look forward to giving you a progress report on the first quarter of our current fiscal year, which will end on August 31. As in the past, there will be an informal discussion of the Company's activities, during which time your questions and comments will be welcomed.

     In addition to electing four Directors in Class III, the agenda for this year's meeting includes a proposal to change RPM's state of incorporation from Ohio to Delaware. The reincorporation proposal will not have a material impact on you as a shareholder, but we believe that changing our legal domicile from Ohio to Delaware will be beneficial to the Company and its shareholders in today's business environment. The reincorporation proposal is fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of RPM, I would like to thank you for your continued support and confidence.

                                             Sincerely yours,

                                             /s/ Thomas C. Sullivan
                                             THOMAS C. SULLIVAN

                                   [RPM LOGO]

                        2628 PEARL ROAD  -  P.O. BOX 777
                               MEDINA, OHIO 44258

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of RPM, Inc. will be held at Severance Hall, located on the northeast corner of Euclid Avenue and East Boulevard in Cleveland's University Circle area, on Friday, October 11, 2002, at 2:00 P.M., Eastern Daylight Time, for the following purposes:

     (1) To elect four Directors in Class III for a three-year term ending in 2005;

     (2) To approve and adopt the reincorporation of RPM, Inc. (the "Company" or "RPM") as a Delaware corporation pursuant to an Agreement and Plan of Merger by and among the Company, RPM International Inc., a newly formed Delaware corporation ("RPM-Delaware"), and a newly formed Ohio corporation and wholly-owned subsidiary of RPM-Delaware ("RPM Merger Sub"), whereby RPM Merger Sub will be merged with and into the Company and each outstanding common share of the Company will be converted into the right to receive one share of RPM-Delaware common stock, with the result that the Company will become a wholly-owned subsidiary of RPM-Delaware;

     (3) To approve and adopt a proposal to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 and to add a class of serial preferred stock in the amount of 50,000,000 shares, subject to the approval of the change in the Company's state of incorporation, as proposed above;

     (4) To approve and adopt the RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan; and

     (5) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Holders of Common Shares of record at the close of business on August 16, 2002 are entitled to receive notice of and to vote at the Annual Meeting.

     By Order of the Board of Directors.

                                           P. KELLY TOMPKINS
                                             Secretary

August [29], 2002

        Please fill in and sign the enclosed Proxy and return the Proxy in the envelope enclosed herewith.

                                   [RPM LOGO]

                        2628 PEARL ROAD  -  P.O. BOX 777
                               MEDINA, OHIO 44258

                                PROXY STATEMENT

                      MAILED ON OR ABOUT AUGUST [29], 2002

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2002

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of RPM, Inc. (the "Company" or "RPM") to be used at the Annual Meeting of Shareholders of the Company to be held on October 11, 2002, and any adjournment or postponement thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors of the Company. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted FOR the election of the four nominees listed on the Proxy, FOR the reincorporation of RPM as a Delaware corporation, FOR the increase in the authorized common stock and the addition of a class of preferred stock and FOR the approval and adoption of the RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan.

     Any person giving a Proxy pursuant to this solicitation may revoke it. A shareholder, without affecting any vote previously taken, may revoke a Proxy by giving notice to the Company in writing, in open meeting or by a duly executed Proxy bearing a later date.

     The expense of soliciting Proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. The Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. In addition to solicitation of Proxies by mail, the Company's Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, telegraph and personal interview. The Company retained Innisfree M&A Incorporated to aid in the solicitation of proxies for a fee not to exceed
$     , plus reimbursement of out-of-pocket expenses.

                                 VOTING RIGHTS

     The record date for determination of shareholders entitled to vote at the Annual Meeting was the close of business on August 16, 2002. On that date, the
Company had      common shares, without par value ("Common Shares"), outstanding and entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote.

     At the Annual Meeting, in accordance with the General Corporation Law of Ohio and the Company's Code of Regulations ("Code"), the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Company's Code, holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as

"present" for these purposes. In the event a quorum is not present, the Company expects to adjourn or postpone the meeting in order to solicit additional proxies.

     Nominees for election as Directors receiving the greatest number of votes will be elected Directors. Votes that are withheld or broker non-votes in respect of the election of Directors will not be counted in determining the outcome of the election. The General Corporation Law of Ohio provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that the shareholder desires the voting at the election to be cumulative, each shareholder shall have cumulative voting rights in the election of Directors. Cumulative voting enables shareholders to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which a shareholder is voting, or to distribute votes on the same principle among two or more nominees, as the shareholder sees fit.

     THE PROPOSAL TO REINCORPORATE THE COMPANY IN DELAWARE REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF TWO-THIRDS OF THE OUTSTANDING SHARES OF THE COMPANY AT THE CLOSE OF BUSINESS ON AUGUST 16, 2002, THE RECORD DATE. THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES AND ADD A CLASS OF PREFERRED STOCK REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON SHARES AS OF THE RECORD DATE. THEREFORE, BROKER NON-VOTES AND ABSTENTIONS WILL HAVE THE EFFECT OF NEGATIVE VOTES WITH RESPECT TO THESE PROPOSALS. ACCORDINGLY, THE COMPANY'S BOARD OF DIRECTORS URGES THE COMPANY'S SHAREHOLDERS TO COMPLETE, SIGN AND DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED, POSTAGE-PREPAID ENVELOPE.

     Pursuant to the Company's Code, all other questions and matters brought before the Annual Meeting, including the proposal to approve and adopt the RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan, will be decided, unless otherwise provided by law or by the Articles of Incorporation of the Company ("Articles"), by the vote of the holders of a majority of the shares entitled to vote thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

                            REINCORPORATION PROPOSAL
                             QUESTIONS AND ANSWERS

Q: WHAT IS THE REINCORPORATION PROPOSAL?

A: The Board is proposing to change RPM's state of incorporation from Ohio to Delaware. The reincorporation will occur by merging RPM Merger Sub, a newly formed Ohio corporation and wholly-owned subsidiary of RPM International Inc., a newly formed Delaware corporation ("RPM-Delaware"), with and into RPM. Each outstanding Common Share of RPM will be converted into the right to receive one share of RPM-Delaware common stock, with the result that RPM will become a wholly-owned subsidiary of RPM-Delaware. The Company is alternatively referred to as RPM throughout the remainder of this Proxy Statement.

Q: HOW WILL THE RIGHTS OF RPM'S SHAREHOLDERS CHANGE AS A RESULT OF THE MERGER?

A: Following the merger, the internal affairs of RPM-Delaware will be governed by Delaware law and by RPM-Delaware's certificate of incorporation and by-laws. RPM-Delaware's certificate of incorporation and by-laws are similar in substance to RPM's existing Articles and Code. The differences between the Delaware certificate of incorporation and by-laws, on the one hand, and the Ohio Articles and Code, on the other hand, which differences affect the rights of the Company's shareholders, arise in part as a result of the differences between the corporation laws of Delaware and Ohio. Additionally, the RPM charter provisions requiring supermajority voting for interested shareholder transactions and transactions involving the sale of substantially all of the assets of the Company have been eliminated. The RPM-Delaware certificate of incorporation also eliminates the ability of stockholders to take action by written consent (which, given the current requirement for unanimous written consent by shareholders, will not, in practice, impact the rights of shareholders) and does not provide for cumulative voting in the election of Directors. A discussion of some of these differences is included in the section titled "Comparison of Shareholder Rights Under Ohio and Delaware Law." Subject to approval of the reincorporation, the Company is also separately seeking shareholder approval to increase the number of authorized shares of common stock and to authorize a new class of serial preferred stock. See "Proposal Three -- Increase in Number of Authorized Shares; Addition of Class of Serial Preferred Stock."

Q: WHY IS THE BOARD PROPOSING THE DELAWARE REINCORPORATION?

A: By reincorporating in Delaware, RPM will be able to take advantage of Delaware's modern and flexible corporate laws as well as the expertise of the Delaware courts in corporate matters. The favorable business corporation laws of Delaware should benefit RPM by allowing it to conduct its affairs in a more flexible and efficient manner. In addition, the reincorporation will allow RPM to more effectively align the legal structure of its various operating companies under appropriate intermediate holding companies and further streamline the management and operations of its businesses.

Q: WHAT WILL HAPPEN TO RPM, INC.?

A: RPM will become one of RPM-Delaware's wholly-owned subsidiaries, along with several intermediate holding companies and other wholly-owned subsidiaries. RPM currently serves as a holding company for its various operating companies. After the reincorporation, we intend to realign our various operating companies according to their product offerings, served end markets, customer base and operating philosophy. RPM will become one of RPM-Delaware's intermediate holding companies. Those operating companies that tend to be entrepreneurial and serve niche markets (such as many of the entities that make up the group of companies commonly referred to as "RPM II") will continue to be owned by RPM. Operating companies that primarily serve the consumer market will be transferred to a new intermediate holding company to be wholly-owned by RPM-Delaware. Operating companies that primarily serve the industrial market will be transferred to a new intermediate holding company to also be wholly-owned by RPM-Delaware.

Q: WHAT IS A HOLDING COMPANY?

A: A holding company is a parent company that conducts no business operations itself. It owns stock of operating subsidiaries and may own various investments. Its sources of revenue are cash flow from it subsidiaries and earnings on any investments it holds. Many public companies are organized as holding companies. For example, many financial institutions, insurance companies and utilities are organized as holding companies. Many other companies also find this structure to be effective for their businesses, including several in the building products and construction business. As previously mentioned, RPM is a holding company and our business is currently conducted through a holding company structure. Therefore, the establishment of a holding company structure in Delaware will have no impact on our shareholders.

Q: ARE OTHER LARGE COMPANIES INCORPORATED IN DELAWARE?

A: Yes. In fact, according to the Delaware Division of Corporations, approximately 60 percent of the Fortune 500 companies are incorporated in Delaware.

Q: WHAT WILL I RECEIVE WHEN THE DELAWARE REINCORPORATION OCCURS?

A: Each Common Share of RPM that you own on the effective date of the merger will automatically be converted into one share of common stock of RPM-Delaware.

Q: WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE DELAWARE
   REINCORPORATION TO ME?

A: We believe that the exchange of the Common Shares of RPM for shares of common stock of RPM-Delaware will be tax-free for federal income tax purposes. To review the tax consequences in greater detail, see page 34.

Q: WHO MUST APPROVE THE DELAWARE REINCORPORATION?

A: The affirmative vote of the holders of at least two-thirds of the outstanding
   Common Shares of RPM is required to approve the Delaware reincorporation.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER OR BANK, WILL MY BROKER OR
   BANK VOTE MY SHARES FOR ME ON THE REINCORPORATION PROPOSAL?

A: Your broker or bank will vote your shares held in "street name" only if you provide instructions on how to vote. You should follow the directions provided by your broker or bank.

Q: MAY I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

A: Yes. If you submit a proxy in connection with this solicitation, you may revoke your proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy in writing or, if you are a record holder, by appearing at the Annual Meeting to vote in person. If your shares are held in an account at a broker or bank, you should contact your broker or bank to change your vote.

Q: DO I HAVE APPRAISAL RIGHTS WITH RESPECT TO THE DELAWARE REINCORPORATION?

A: Yes. Under Ohio law, shareholders of RPM who properly exercise and perfect dissenters' rights with respect to the reincorporation will have the right to receive the "fair cash value" of their shares (excluding any appreciation or depreciation in market value resulting from the reincorporation). In order to exercise these rights, shareholders must comply with the procedural requirements of Section 1701.85 of the Ohio Revised Code, the full text of which is attached as Appendix D. A failure to vote against the Delaware reincorporation will not be a waiver of dissenters' appraisal rights, but a failure to take any of the steps required under Section 1701.85 on a timely basis may result in the loss of such rights. To review your appraisal rights in greater detail, see page 35.

Q: WILL MY DIVIDENDS BE AFFECTED?

A: No. This transaction, in and of itself, will have no effect on RPM's dividend policy. Future dividends on RPM-Delaware's common stock will depend on the earnings, financial condition and capital requirements of RPM-Delaware and its subsidiaries. Any decisions on RPM-Delaware's future dividend policy will be made by RPM-Delaware's Board of Directors.

Q: WHO WILL MANAGE THE DELAWARE COMPANY?

A: Other than the change in one of the Directors in Class II resulting from a vacancy created by a planned resignation, the directors and officers of RPM will become the directors and officers of RPM-Delaware.

Q: WILL THE DELAWARE COMPANY HAVE NEW "ANTI-TAKEOVER" PROTECTION?

A: Generally no. The reincorporation is not being proposed for anti-takeover reasons. In fact, some anti-takeover provisions in RPM's Articles will be eliminated and the statutory anti-takeover provisions available to Delaware companies are generally believed to be less extensive than those available to Ohio companies. If the shareholders approve Proposal Three herein, RPM-Delaware's certificate of incorporation will contain a provision authorizing a new class of serial preferred stock, the issuance of which could be used to discourage attempts to acquire control of RPM-Delaware, as more fully discussed beginning on page 33. However, the Board of Directors of RPM-Delaware will not issue any series of preferred stock for any defensive or anti-takeover purpose without first obtaining shareholder approval. RPM-Delaware's certificate of incorporation and/or by-laws, (i) will eliminate the availability of action by the written consent of shareholders (which, given the current requirement for unanimous written consent by shareholders, will not, in practice, impact the rights of shareholders) and
   (ii) do not provide for cumulative voting, which provisions may be viewed as having anti-takeover implications. In addition, there will be other differences arising as a result of the differences between Ohio and Delaware law. See "Comparison of Shareholder Rights Under Ohio and Delaware Law" on page 36.

Q: WHAT ARE THE CONSEQUENCES IF I DO NOT VOTE?

A: An abstention or broker non-vote has the same effect as a vote against the reincorporation because each abstention or broker non-vote is one less vote in favor of the reincorporation.

Q: WHY IS THE COMPANY ASKING ME TO VOTE SEPARATELY ON THE CHARTER PROVISION?

A: The Company is not required to ask its shareholders to separately consider and approve the increase in the number of authorized shares of common stock and the addition of a new class of serial preferred stock. In fact, most companies that propose to change their state of incorporation tend to aggregate these types of proposals with the reincorporation proposal presented to their shareholders. However, the Company's management felt that the authorized common stock and preferred stock proposal should not be aggregated with the reincorporation proposal in order to give the Company's shareholders the opportunity to separately consider the two proposals.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES?

A: No. If the Delaware reincorporation is approved, your Common Shares of RPM automatically will be converted on a share-for-share basis to common stock of RPM-Delaware. You will not need to surrender your stock certificate.

Q: WHAT DO I NEED TO DO NOW?

A: After carefully reading and considering the information contained in this Proxy Statement, please complete, sign, and mail your proxy card or voting instructions as soon as possible so that your shares will be represented at the Annual Meeting. If you sign and send in your proxy card without specifying how your shares should be voted, your shares will be voted for the election of Directors, the adoption of the Delaware reincorporation, the charter proposal and the approval and adoption of the RPM, Inc. Performance Accelerated Restricted Stock Plan.

Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the proposal or if you need additional copies
   of this document, you should contact                     .

              SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Shares as of May 31, 2002, unless otherwise indicated, by (i) each person or group known by RPM to own beneficially more than 5% of the outstanding Common Shares, (ii) each Director and nominee for election as a Director of the Company, (iii) each executive officer named in the Executive Compensation tables below and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, nominee for election as a Director, or executive officer, as the case may be. Unless otherwise indicated below, each person named has sole voting and investment power with respect to the number of shares set forth opposite his or her respective name. The address of each director and executive officer is 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.

                                                              NUMBER OF
                                                            COMMON SHARES
                                                            BENEFICIALLY      PERCENTAGE OF
                 NAME OF BENEFICIAL OWNER                     OWNED(1)       COMMON SHARES(1)
                 ------------------------                   -------------    ----------------
Max D. Amstutz(2).........................................        24,843             *
Edward B. Brandon(3)......................................        25,000             *
Lorrie Gustin(4)..........................................         2,099             *
E. Bradley Jones(5).......................................        14,893             *
James A. Karman(6)........................................     1,048,435           0.9
Robert L. Matejka(7)......................................        15,578             *
Donald K. Miller(8).......................................        30,983             *
William A. Papenbrock(9)..................................        18,742             *
Albert B. Ratner(10)......................................         6,250             *
Frank C. Sullivan(11).....................................       466,911           0.4
Thomas C. Sullivan(12)....................................     1,892,100           1.6
Jerry Sue Thornton(13)....................................             0             *
P. Kelly Tompkins(14).....................................        64,292             *
Joseph P. Viviano(15).....................................        11,000             *
All Directors and executive officers as a group (twenty
  persons including the directors and executive officers
  named above)(16)........................................     4,041,713           3.5

---------------

  *  Less than .1%.

 (1) In accordance with Securities and Exchange Commission ("Commission") rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Common Shares, if any, exercisable by such owner within 60 days after May 31, 2002, but no exercise of outstanding options covering Common Shares held by any other person.

 (2) Dr. Amstutz is a Director of RPM.

 (3) Mr. Brandon is a Director of RPM.

 (4) Ms. Gustin is a Director of RPM.

 (5) Mr. Jones is a Director of RPM.

 (6) Mr. Karman is a Director and an executive officer of RPM. Mr. Karman's ownership is comprised of 239,317 Common Shares which he owns directly, 42,627 Common Shares which are owned by his wife, 227,372 Common Shares which are held by a family-owned corporation, of which Mr. Karman is an officer and director, 100,000 Common Shares owned by the James A. Karman Grantor Retained Annuity Trust, of which Mr. Karman serves as Trustee, 436,344 Common Shares which he has the right to acquire within 60 days after May 31, 2002 through the exercise of stock options, and approximately 2,775 Common Shares held by Key Trust Company of Ohio, N.A., as trustee of the RPM, Inc. 401 (k) Plan, which represents Mr. Karman's approximate percentage ownership of the total Common Shares held in the RPM, Inc. 401
     (k) Plan as of May 31, 2002. The ownership of the shares held by the James A. Karman Grantor Retained Annuity Trust, by his wife and by the family-owned corporation is attributed to Mr. Karman pursuant to Commission rules.

 (7) Mr. Matejka is an executive officer of RPM. Mr. Matejka's ownership is comprised of 10,000 Common Shares which he owns directly, 5,000 Common Shares which he has the right to acquire within 60 days after May 31, 2002 through the exercise of stock options and approximately 578 Common Shares held by Key Trust Company of Ohio, N.A., as trustee of the RPM, Inc. 401
     (k) Plan, which represents Mr. Matejka's approximate percentage ownership of the total Common Shares held in the RPM, Inc. 401 (k) Plan as of May 31, 2002.

 (8) Mr. Miller is a Director of RPM.

 (9) Mr. Papenbrock is a Director of RPM. All of Mr. Papenbrock's Common Shares are owned through his retirement plan for which National City Bank is Trustee.

(10) Mr. Ratner is a Director of RPM.

(11) Mr. Frank C. Sullivan is a Director and an executive officer of RPM. Mr. Sullivan's ownership is comprised of 156,936 Common Shares which he owns directly, 7,266 Common Shares which he holds as Custodian for his sons, 300,001 Common Shares which he has the right to acquire within 60 days after May 31, 2002 through the exercise of stock options, and approximately 2,708 Common Shares held by Key Trust Company of Ohio, N.A., as trustee of the RPM, Inc. 401 (k) Plan, which represents Mr. Sullivan's approximate percentage ownership of the total Common Shares held in the RPM, Inc. 401
     (k) Plan as of May 31, 2002. The ownership of the shares held as Custodian for his sons is attributed to Mr. Sullivan pursuant to Commission rules.

(12) Mr. Thomas C. Sullivan is Chairman of the Board of Directors and Chief Executive Officer of RPM. Mr. Sullivan's ownership is comprised of 800,733 Common Shares which he owns directly, 218,375 Common Shares which are owned by his wife, 88,331 Common Shares owned by the Thomas C. Sullivan Family Foundation, Inc., of which Mr. Sullivan serves as Co-Trustee, 781,876 Common Shares which he has the right to acquire within 60 days after May 31, 2002 through the exercise of stock options, and approximately 2,785 Common Shares held by Key Trust Company of Ohio, N.A., as trustee of the RPM, Inc. 401 (k) Plan, which represents Mr. Sullivan's approximate percentage ownership of the total Common Shares held in the RPM, Inc. 401
     (k) Plan as of May 31, 2002. The ownership of the shares held by his wife and by the Thomas C. Sullivan Family Foundation, Inc. is attributed to Mr. Sullivan pursuant to Commission rules.

(13) Dr. Thornton is a Director of RPM. Dr. Thornton has elected to receive her Directors' fees in the form of stock equivalents in connection with the Company's Deferred Compensation Program. As of May 31, 2002, Dr. Thornton had approximately 5,128 stock equivalents in the Deferred Compensation Program. Stock equivalents do not carry the right to vote on matters submitted to shareholders.

(14) Mr. Tompkins is an executive officer of RPM. Mr. Tompkins' ownership is comprised of 7,096 Common Shares which he owns directly, 55,025 Common Shares which he has the right to acquire within 60 days after May 31, 2002 through the exercise of stock options, and approximately 2,171 Common Shares held by Key Trust Company of Ohio, N.A., as trustee of the RPM, Inc. 401 (k) Plan, which represents Mr. Tompkins' approximate percentage ownership of the total Common Shares held in the RPM, Inc. 401 (k) Plan as of May 31, 2002.

(15) Mr. Viviano is a Director of RPM.

(16) The number of Common Shares shown as beneficially owned by RPM's Directors and executive officers as a group on May 31, 2002 includes 1,946,061 Common Shares which RPM's Directors and executive officers as a group have the right to acquire within 60 days after said date through the exercise of stock options granted to them under RPM's stock option plans, and approximately 22,101 Common Shares held by Key Trust Company of Ohio, N.A., as trustee of the RPM, Inc. 401 (k) Plan, which represents the group's approximate percentage ownership of the total Common Shares held in the RPM, Inc. 401 (k) Plan as of May 31, 2002.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The authorized number of Directors of the Company presently is fixed at twelve, with the Board of Directors divided into three Classes of four Directors each. The term of office of one Class of Directors expires each year, and at each Annual Meeting of Shareholders the successors to the Directors of the Class whose term is expiring at that time are elected to hold office for a term of three years.

     The term of office of Class III of the Board of Directors expires at this year's Annual Meeting of Shareholders. The term of office of the persons elected Directors in Class III at this year's Annual Meeting will expire at the time of the Annual Meeting held in 2005. Each Director in Class III will serve until the expiration of that term or until his or her successor shall have been duly elected. The Board of Directors' nominees for election as Directors in Class III are Dr. Max D. Amstutz, E. Bradley Jones, Albert B. Ratner and Dr. Jerry Sue Thornton. Each of the nominees currently serves as a Director in Class III.

     Lorrie Gustin, a Director in Class II, has indicated that she intends to resign from the Board of Directors of the Company as of the date of this year's Annual Meeting of Shareholders. The Board of Directors has indicated that it currently intends to fill the vacancy created following the resignation of Ms. Gustin by appointing Bruce A. Carbonari, the President and Chief Executive Officer of Fortune Brands Home and Hardware, to serve for the remainder of the full term of Class II, which term will expire at the Annual Meeting of Shareholders to be held in 2003, at which time the shareholders will elect a successor.

     The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournment or postponement thereof for the election as Directors of the four nominees unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of the nominees. In the event of cumulative voting, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of Board of Directors' nominees elected to the Board. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors. In no event will the accompanying Proxy be voted for more than four nominees or for persons other than those named below and any such substitute nominee for any of them.


                                         NOMINEES FOR ELECTION

[Dr. Max D. Amstutz photo]

                                 DR. MAX D. AMSTUTZ, age 73 -- Director since 1995.
                                 Chairman since 1998 of SGS-Societe Generale de Surveillance Holding
                                 S.A., Geneva, Switzerland, a world leader in verification, testing and certification. From 1970 to 1994, Dr. Amstutz was Managing Director of
                                 Holderbank Financiere Glaris Ltd., a world leader in cement. From 1994 to 2000, Dr. Amstutz was Chairman and Chief Executive Officer of Von
                                 Roll Holding Ltd., a designer and manufacturer of environmental tech-
                                 nology products, electrotechnical and industrial insulation systems and industrial metal specialties, and from 1986 to 1999, was Vice Chairman of Alusuisse -- Lonza Holding Ltd., a conglomerate of chemical, alumi-
                                 num and packaging firms. Dr. Amstutz received his degree in Business
                                 Administration and a Doctorate of Economics from the University of
                                 Berne, Switzerland.

                                 COMMON SHARES BENEFICIALLY OWNED: 24,843        NOMINEE FOR CLASS III
                                                                                 (TERM EXPIRING IN 2005)

[E. Bradley Jones photo]

                                 E. BRADLEY JONES, age 74 -- Director since 1990.
                                 Retired Chairman and Chief Executive Officer of LTV Steel Company and
                                 Group Vice President of The LTV Corporation. Mr. Jones received his
                                 B.A. degree from Yale University. He began his career with Republic
                                 Steel Corporation in 1954 in sales and became President in 1979 and
                                 Chairman and Chief Executive Officer in 1982. Following the merger of
                                 Republic Steel Corporation and The LTV Corporation in June 1984, Mr.
                                 Jones served as Chairman and Chief Executive Officer of The LTV Steel
                                 Company and Group Vice President of The LTV Corporation until his retirement in December 1984. Mr. Jones also serves as a Director of CSX
                                 Corporation and is a Trustee of Fidelity Charitable Gift Fund.

                                 COMMON SHARES BENEFICIALLY OWNED: 14,893        NOMINEE FOR CLASS III
                                                                                 (TERM EXPIRING IN 2005)

[ALBERT B. RATNER PHOTO]

                                 ALBERT B. RATNER, age 74 -- Director since 1996.
                                 Co-Chairman of the Board of Forest City Enterprises, Inc., a conglom-
                                 erate corporation engaged in the ownership, development, sales, ac-
                                 quisition and management of commercial and residential real estate throughout the United States. Mr. Ratner received his B.S. degree from
                                 Michigan State University.

                                 COMMON SHARES BENEFICIALLY OWNED: 6,250         NOMINEE FOR CLASS III
                                                                                 (TERM EXPIRING IN 2005)



[JERRY SUE THORNTON PHOTO]

                                 DR. JERRY SUE THORNTON, age 55 -- Director since 1999.
                                 President of Cuyahoga Community College since 1992. From 1985 to 1992,
                                 Dr. Thornton served as President of Lakewood Community College in White
                                 Bear Lake, Minnesota. She received her Ph.D. from the University of
                                 Texas at Austin and her M.A. and B.A. from Murray State University. Dr.
                                 Thornton is also a Director of National City Corporation, American
                                 Greetings Corporation, Applied Industrial Technologies, Inc. and
                                 OfficeMax, Inc. Dr. Thornton is also a board member of United Way of
                                 Cleveland, The Cleveland Foundation and the Rock and Roll Hall of Fame
                                 and Museum--Cleveland and New York.

                                 COMMON SHARES BENEFICIALLY OWNED: 0*            NOMINEE FOR CLASS III
                                                                                 (TERM EXPIRING IN 2005)

                   DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER ANNUAL MEETING

[Edward B. Brandon photo]

                                 EDWARD B. BRANDON, age 70 -- Director since 1989.
                                 Retired Chairman, National City Corporation. Mr. Brandon received his
                                 B.S. degree in economics from Northwestern University and his M.B.A.
                                 degree from Wharton School of Banking and Finance. He joined National
                                 City Bank in 1956. Mr. Brandon served as President of National City
                                 Corporation and President and Chief Executive Officer of National City
                                 Bank prior to his election as Chairman in September 1987, and served as
                                 Chief Executive Officer of National City Bank until April 1989. Mr.
                                 Brandon also served as Chief Executive Officer of National City
                                 Corporation from September 1987 until July 1995. Mr. Brandon retired from National City Corporation in October 1995, however, he remains on the Corporation's Board of Directors.

                                 COMMON SHARES BENEFICIALLY OWNED: 25,000        DIRECTOR IN CLASS I
                                                                                 (TERM EXPIRES IN 2004)

[WILLIAM A. PAPENBROCK PHOTO]

                                 WILLIAM A. PAPENBROCK, age 63 -- Director since 1972.
                                 Retired Partner, Calfee, Halter & Griswold LLP, Attorneys-at-law. Mr.
                                 Papenbrock received his B.S. degree in Business Administration from
                                 Miami University (Ohio) and his LL.B. degree from Case Western Reserve
                                 Law School. After serving one year as the law clerk to Chief Justice
                                 Taft of the Ohio Supreme Court, Mr. Papenbrock joined Calfee, Halter &
                                 Griswold LLP as an attorney in 1964. He became a partner of the firm in
                                 1969 and is the past Vice Chairman of the firm's Executive Committee.
                                 Calfee, Halter & Griswold LLP serves as counsel to the Company.

                                 COMMON SHARES BENEFICIALLY OWNED: 18,742        DIRECTOR IN CLASS I
                                                                                 (TERM EXPIRES IN 2004)

---------------

* Dr. Thornton has elected to participate in the Company's Deferred Compensation Program, and is
  deferring the payment of her Directors' fees in the form of stock equivalents. As of May 31, 2002, Dr.
  Thornton had approximately 5,128 stock equivalents in the Deferred Compensation Program.


[THOMAS C. SULLIVAN PHOTO]

                                 THOMAS C. SULLIVAN, age 65 -- Director since 1963.
                                 Chairman and Chief Executive Officer, RPM, Inc. Mr. Thomas C. Sullivan
                                 received his B.S. degree in Business Administration from Miami
                                 University (Ohio). He joined RPM, Inc. as a Divisional Sales Manager in
                                 1961 and was elected Vice President in 1967. He became Executive Vice
                                 President in 1969, and in 1971, Mr. Sullivan was elected Chairman of the Board, President and Chief Executive Officer of RPM, Inc. Mr.
                                 Sullivan is a Director of Pioneer-Standard Electronics, Inc., National
                                 City Bank, Huffy Corporation and Kaydon Corporation.

                                 COMMON SHARES BENEFICIALLY OWNED: 1,892,100     DIRECTOR IN CLASS I
                                                                                 (TERM EXPIRES IN 2004)

[FRANK C. SULLIVAN PHOTO]

                                 FRANK C. SULLIVAN, age 41 -- Director since 1995.
                                 President and Chief Operating Officer, RPM, Inc. Mr. Frank C. Sullivan
                                 entered the University of North Carolina as a Morehead Scholar and
                                 received his B.A. degree in 1983. From 1983 to 1986, Mr. Sullivan held various commercial lending and corporate finance positions at Harris
                                 Bank and First Union National Bank prior to joining RPM as a Technical
                                 Service Representative from 1987 to 1988 and as Regional Sales Manager from 1988 to 1989 at RPM's AGR Company joint venture. In 1989, he became the Company's Director of Corporate Development. He became a
                                 Vice President of the Company in 1991, Chief Financial Officer in 1993,
                                 Executive Vice President in 1995, President in August 1999 and was
                                 elected Chief Operating Officer in October 2001. Frank C. Sullivan is
                                 the son of Thomas C. Sullivan.

                                 COMMON SHARES BENEFICIALLY OWNED: 466,911       DIRECTOR IN CLASS I
                                                                                 (TERM EXPIRES IN 2004)

[JAMES A. KARMAN PHOTO]

                                 JAMES A. KARMAN, age 65 -- Director since 1963.
                                 Vice Chairman, RPM, Inc. Mr. Karman holds a B.S. degree from Miami
                                 University (Ohio) and an M.B.A. degree from the University of Wiscon-
                                 sin. Mr. Karman taught corporate finance at the University of Wiscon-
                                 sin and was an Investment Manager, The Union Bank & Trust Company,
                                 Grand Rapids, Michigan, prior to joining RPM, Inc. From October 1973 through September 1978, Mr. Karman served as our Executive Vice
                                 President, Secretary and Treasurer and, prior to that time, as Vice
                                 President- Finance and Treasurer. From September 1978 to August 1999,
                                 he served as our President and Chief Operating Officer. Mr. Karman also served as Chief Financial Officer from October 1982 to October 1993, and again from June 2001 to October 2001. He was elected Vice Chairman on August 5, 1999. Mr. Karman is a Director of A. Schulman, Inc.,
                                 Metropolitan Financial Corp. and Shiloh Industries, Inc.

                                 COMMON SHARES BENEFICIALLY OWNED: 1,048,435     DIRECTOR IN CLASS II
                                                                                 (TERM EXPIRES IN 2003)


[DONALD K. MILLER PHOTO]

                                 DONALD K. MILLER, age 70 -- Director since 1972.
                                 Chairman of Axiom International Investor LLC, an international equity asset management firm, since 1999. From 1992 to 1997, Mr. Miller was
                                 Chairman of Greylock Financial Inc., a venture capital firm. Formerly,
                                 Mr. Miller served as Chairman and CEO of Thomson Advisory Group L.P.
                                 ('Thomson'), a money management firm, from November 1990 to March 1993 and Vice Chairman from April 1993 to November 1994 when Thomson became
                                 PIMCO Advisors L.P. Mr. Miller served as a Director of PIMCO Advisors,
                                 L.P. from November 1994 to December 1997. Mr. Miller is a Director of
                                 Layne Christensen Company, a successor corporation to Christensen
                                 Boyles Corporation, a supplier of mining products and services, where
                                 Mr. Miller served as Chairman from January 1987 through December 1995.
                                 Mr. Miller received his B.S. degree from Cornell University and his
                                 M.B.A. degree from Harvard University Graduate School of Business
                                 Administration. Mr. Miller is also a Director of Huffy Corporation.

                                 COMMON SHARES BENEFICIALLY OWNED: 62,949        DIRECTOR IN CLASS II
                                                                                 (TERM EXPIRES IN 2003)

[JOSEPH P. VIVIANO PHOTO]

                                 JOSEPH P. VIVIANO, age 64 -- Director since July 2001.
                                 Retired Vice Chairman of Hershey Foods, a manufacturer, distributor and marketer of consumer food products. Prior to his retirement, Mr.
                                 Viviano served as the Vice Chairman of Hershey Foods from 1999 to March
                                 2000, and as its President and Chief Operating Officer from 1994 to
                                 March 1999. Mr. Viviano is also a Director of Chesapeake Corporation,
                                 Harsco Corporation, Huffy Corporation and R.J. Reynolds Tobacco
                                 Holdings, Inc.

                                 COMMON SHARES BENEFICIALLY OWNED: 11,000        DIRECTOR IN CLASS II
                                                                                 (TERM EXPIRES IN 2003)

                 INFORMATION REGARDING MEETINGS AND COMMITTEES
                           OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, a Compensation Committee and an Audit Committee. The Executive Committee exercises the power and authority of the Board in the interim period between Board meetings. The Compensation Committee administers the Company's Stock Option Plans, Incentive Compensation Plan and Restricted Stock Plan, and will administer the RPM, Inc. Performance Accelerated Restricted Stock Plan. The Compensation Committee also reviews and determines the salary and bonus compensation of certain key executives. The Audit Committee reviews the activities of the Company's independent auditors and various Company policies and practices. Each of the members of the Audit Committee satisfies the independence and financial literacy requirements of the New York Stock Exchange. The Board of Directors does not have a nominating committee.

     Set forth below is the current membership of each of the above-described Committees, with the number of meetings held during the fiscal year ended May 31, 2002 in parentheses:

      EXECUTIVE              COMPENSATION              AUDIT
   COMMITTEE (NONE)        COMMITTEE (FOUR)      COMMITTEE (FOUR)
   ----------------        ----------------      ----------------
  Thomas C. Sullivan      Edward B. Brandon      Donald K. Miller
      (Chairman)              (Chairman)            (Chairman)

   James A. Karman         Albert B. Ratner      E. Bradley Jones

  Frank C. Sullivan     Dr. Jerry Sue Thornton     Lorrie Gustin

  Edward B. Brandon       Joseph P. Viviano     Dr. Max D. Amstutz

   E. Bradley Jones

   Albert B. Ratner

Dr. Jerry Sue Thornton

     The Board of Directors held four meetings during the fiscal year ended May 31, 2002. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by Committees of the Board on which the Director served, during the periods that the Director served.

     Directors who are not also employees of the Company receive a quarterly fee of $7,500 and an additional $1,000 for each Board and Committee meeting attended, except for the Chairman of each Committee who receives $1,500 for each Committee meeting attended. William A. Papenbrock, Assistant Secretary of the Company, attends all Committee meetings as acting secretary of each Committee, and as such he receives the same compensation as the members of the Committees. Under the Company's revised and updated Deferred Compensation Plan, participating Directors may elect to defer the payment of Directors' fees until a future date during which period of time the deferred fees will be credited with investment gains or losses as if the deferred amounts were invested in selected investment funds. Payment of such deferred fees, together with any investment gains, is to commence 60 days following the date of the participating Director's retirement, resignation or death. In the fiscal year ended May 31, 2002, the Company paid Donald K. Miller $25,000 in additional Director compensation for services provided by Mr. Miller as an independent representative of the Board of Directors on the pricing committee related to the Company's public offering of 11,500,000 Common Shares, which was consummated in April 2002.

                             EXECUTIVE COMPENSATION

     Set forth below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended May 31, 2002, 2001 and 2000 of those persons who were, at May 31, 2002:
(i) the Chief Executive Officer; and (ii) the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                                         ------------------------------
                                                                          RESTRICTED
                               ANNUAL COMPENSATION        SECURITIES      STOCK PLAN       ALL OTHER
         NAME AND           --------------------------    UNDERLYING        GRANTS/       COMPENSATION
    PRINCIPAL POSITION      YEAR    SALARY     BONUS       OPTIONS      DOLLAR VALUE(1)      (2)(3)
    ------------------      ----   --------   --------   ------------   ---------------   ------------
Thomas C. Sullivan          2002   $870,000   $700,000          --         $448,020         $25,797
  Chairman of the Board     2001   $870,000   $404,000          --         $693,413         $23,589
  and Chief Executive       2000   $870,000   $475,000          --         $685,775         $23,948
  Officer
James A. Karman             2002   $685,000   $600,000          --         $347,804         $34,193
  Vice Chairman             2001   $685,000   $332,000          --         $550,569         $32,236
                            2000   $685,000   $390,000          --         $539,430         $34,791
Frank C. Sullivan           2002   $430,000   $375,000          --         $ 42,969         $ 8,105
  President and             2001   $430,000   $174,000     100,000         $ 52,388         $ 7,154
  Chief Operating           2000   $430,000   $205,000     130,000         $ 52,590         $ 7,155
  Officer
P. Kelly Tompkins           2002   $230,000   $100,000          --         $ 18,180         $ 7,891
  Vice President,           2001   $215,000   $ 75,000      40,000         $ 16,861         $ 7,282
  General Counsel           2000   $190,000   $ 75,000      45,000         $ 13,440         $ 6,691
  and Secretary
Robert L. Matejka           2002   $190,000   $100,000      10,000         $     --         $12,680
  Vice President,           2001   $190,000   $ 75,000      20,000               --           1,663
  Chief Financial Officer   2000         --         --          --               --              --
  and Controller

---------------

(1) Dollar value for the fiscal year ended May 31, 2002 calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Thomas C. Sullivan -- 55,448 Common Shares, Mr. Karman -- 43,045 Common Shares, Mr. Frank C.
    Sullivan -- 5,318 Common Shares and Mr. Tompkins -- 2,250 Common Shares) by the closing price of $8.08 on July 11, 2001, the effective date of grant. The dollar value for the fiscal year ended May 31, 2001 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Thomas C. Sullivan -- 67,650 Common Shares, Mr. Karman -- 53,714 Common Shares, Mr. Frank C.
    Sullivan -- 5,111 Common Shares, and Mr. Tompkins -- 1,645 Common Shares) by the closing price of $10.25 on July 17, 2000, the effective date of grant. The dollar value for the fiscal year ended May 31, 2000 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restated Stock Plan (Mr. Thomas C. Sullivan -- 45,717 Common Shares, Mr. Karman -- 35,962 Common Shares, Mr. Frank C. Sullivan -- 3,506 Common Shares and Mr. Tompkins -- 896 Common Shares) by the closing price of $15.00 on August 3, 1999, the effective date of grant. At the end of the fiscal year ended May 31, 2002, the number and value (based upon the closing price on May 31, 2002 of $15.74) of the aggregate restricted stock holdings, including dividends accrued thereon, were as follows: Mr. Thomas C.
    Sullivan -- 267,053 Common Shares -- $4,203,414; Mr. Karman -- 211,128
    Common Shares -- $3,323,155; Mr. Frank C. Sullivan -- 20,470 Common
    Shares -- $322,198; and Mr. Tompkins -- 5,664 Common Shares -- $89,151. Dividends are paid on restricted stock as and when dividends are paid on Common Shares. With the exception of the restricted stock awards made to Mr. Thomas C. Sullivan and Mr. Karman, all of which are scheduled to vest on January 1, 2003, the scheduled retirement date of Mr. Sullivan and Mr. Karman, none of the restricted stock awards reported on the Summary Compensation Table are scheduled to vest within three years from the respective date of grant. For every dollar of value granted to an individual under the Restricted Stock Plan, there is a corresponding dollar-for-dollar decrease in the cash amount of supplemental retirement restoration benefits and supplemental death restoration benefits owed to the individual under the Company's Benefit Restoration Plan. THE PURPOSE OF THE RESTRICTED STOCK PLAN IS TO CHANGE THE FOCUS OF THE COMPANY'S RETIREMENT

    BENEFITS FROM CASH-BASED AWARDS TO A PROGRAM BASED ON THE PERFORMANCE OF THE COMPANY'S COMMON SHARES. SEE "BENEFIT RESTORATION PLAN" AND "RESTRICTED STOCK PLAN" HEREINAFTER.

(2) All Other Compensation consists of (i) insurance premiums paid by the Company in connection with split dollar and other executive life insurance policies and (ii) in fiscal 2002, the value (Mr. Thomas C. Sullivan $5,500, Mr. Karman $5,500, Mr. Frank C. Sullivan $5,375, Mr. Tompkins $5,288 and Mr. Matejka $5,100) of the Company's matching contributions, in the form of Common Shares, to the RPM, Inc. 401(k) Plan relating to before-tax contributions made by the Named Executive Officers. In fiscal 2001 and 2000, the value of the Company's matching contributions, in the form of Common Shares, to the RPM, Inc. 401(k) Plan for each of the Named Executive Officers were as follows: Mr. Thomas C. Sullivan $5,100 (2001) and $4,937
    (2000); Mr. Karman $5,100 (2001) and $4,939 (2000); Mr. Frank C. Sullivan
    $5,100 (2001) and $5,356 (2000); Mr. Tompkins $5,413 (2001) and $5,113
    (2000); and Mr. Matejka $1,663 (2001).

(3) All Other Compensation includes the following amounts equal to the full dollar economic value of the premiums paid by the Company in connection with life insurance policies issued pursuant to the Split Dollar Life Insurance Agreements between the Company and the following named Executive Officers during 2002, 2001 and 2000, respectively: Mr. Thomas C. Sullivan $13,074
    (2002), $12,939 (2001) and $13,419 (2000); Mr. Karman $20,863, (2002),
    $21,117 (2001) and $21,786 (2000); Mr. Frank C. Sullivan $1,380 (2002),
    $1,029 (2001) and $1,045 (2000); Mr. Tompkins $713 (2002), $419 (2001) and
    $360 (2000); and Mr. Matejka $1,160 (2002). The premiums paid by the Company in connection with the life insurance policies issued pursuant to such Split Dollar Life Insurance Agreements set forth in the preceding sentence will be recovered in full by the Company upon the payment of any death benefits under any such life insurance policy.

OPTION GRANTS

     Shown below is information on grants of stock options pursuant to the Company's 1996 Key Employees Stock Option Plan during the fiscal year ended May 31, 2002 to the executive officers who are named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL
                                                                                              REALIZABLE
                                                   INDIVIDUAL GRANTS                           VALUE AT
                                              ---------------------------                      ASSUMED
                                              PERCENTAGE                                   ANNUAL RATES OF
                                               OF TOTAL                                      STOCK PRICE
                                               OPTIONS                                       APPRECIATION
                                 NUMBER OF    GRANTED TO                                      FOR OPTION
                                 SECURITIES   EMPLOYEES     EXERCISE OR                      TERMS(3)(4)
                                 UNDERLYING   IN FISCAL      BASE PRICE     EXPIRATION   --------------------
             NAME                OPTIONS(1)      YEAR      (PER SHARE)(2)      DATE         5%         10%
             ----                ----------   ----------   --------------   ----------      --         ---
Thomas C. Sullivan                     --          --             N/A         N/A            N/A       N/A
  Chairman of the Board
  and Chief Executive Officer

James A. Karman                        --          --             N/A         N/A            N/A       N/A
  Vice Chairman

Frank C. Sullivan                      --          --             N/A         N/A            N/A       N/A
  President and
  Chief Operating Officer

P. Kelly Tompkins                      --          --             N/A         N/A            N/A       N/A
  Vice President, General
  Counsel and Secretary

Robert L. Matejka                  10,000(5)     2.02%         $10.26       10/03/2011   $64,525    $163,518
  Vice President,
  Chief Financial Officer
  and Controller

---------------

(1) The option agreements relating to the options granted under the Company's 1996 Key Employees Stock Option Plan provide that such options become fully vested upon certain "changes in control" of the Company described in such option agreements. Twenty-five percent of the shares subject to the option become exercisable on each anniversary date thereof.

(2) This price represents the fair market value at the date of grant pursuant to the terms of the Company's 1996 Key Employees Stock Option Plan.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% appreciation rates dictated by the Commission and are not intended to be forecasts of the Company's stock price.

                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                         ANNUAL RATES OF STOCK
                                                                           PRICE APPRECIATION
                                                                            FOR OPTION TERMS
                                                                    --------------------------------
                                                                          5%               10%
                                                                          --               ---
(4)   Value created for all shareholders:                           $1,135,355,809    $2,877,214,533
      Gain of named executive officers as a percent of value            0.01%             0.01%
      created for all shareholders:

(5) These options were granted on October 3, 2001 pursuant to the Company's 1996 Key Employees Stock Option Plan. Twenty-five percent of the shares subject to the option become exercisable on each anniversary date thereof.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the exercise of stock options during the fiscal year ended May 31, 2002 to purchase the Company's Common Shares by the executive officers named in the Summary Compensation Table and with respect to the unexercised stock options at May 31, 2002 to purchase the Company's Common Shares for the executive officers named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND MAY 31, 2002 OPTION VALUE

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                            OPTIONS AT MAY 31, 2002         AT MAY 31, 2002(1)
                                NUMBER OF                 ---------------------------   ---------------------------
                                 SHARES
                                ACQUIRED
                                   ON          VALUE
             NAME               EXERCISE    REALIZED(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               ---------   -----------   -----------   -------------   -----------   -------------
Thomas C. Sullivan                46,875     $335,625       781,876              0      $1,419,217      $      0
  Chairman of the Board and
  Chief Executive Officer

James A. Karman                  144,204     $750,555       436,344              0      $  520,014      $      0
  Vice Chairman

Frank C. Sullivan                     --           --       290,001        150,000      $  937,404      $724,413
  President and Chief
  Operating Officer

P. Kelly Tompkins                 16,225     $104,208        50,025         57,500      $   57,226      $279,019
  Vice President, General
  Counsel and Secretary

Robert L. Matejka                     --           --         5,000         25,000      $   33,519      $155,356
  Vice President,
  Chief Financial Officer
  and Controller

---------------

(1) Based on the last sales price of the Common Shares of $15.74 on the New York Stock Exchange on May 31, 2002. The ultimate realization of profit on the sale of the Common Shares underlying such options is dependent upon the market price of such shares on the date of sale.

(2) Represents the difference between the option exercise price and last sales price of a Common Share on the New York Stock Exchange on the date of exercise.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information concerning Common Shares authorized or available for issuance under the Company's equity compensation plans as of the fiscal year ended May 31, 2002.

                                                                                           (C)
                                                                                   NUMBER OF SECURITIES
                                                                                   REMAINING AVAILABLE
                                             (A)                                   FOR FUTURE ISSUANCE
                                     NUMBER OF SECURITIES           (B)                UNDER EQUITY
                                      TO BE ISSUED UPON       WEIGHTED AVERAGE      COMPENSATION PLANS
                                         EXERCISE OF         EXERCISE PRICE OF          (EXCLUDING
                                     OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   SECURITIES REFLECTED
           PLAN CATEGORY             WARRANTS AND RIGHTS    WARRANTS AND RIGHTS     IN COLUMN (A))(1)
           -------------             --------------------   --------------------   --------------------
Equity Compensation Plans Approved
  by Shareholders..................       6,222,574                $12.58               4,000,899

Equity Compensation Plans Not
  Approved by Shareholders(2)......              --                    --                      --

     Total

---------------

(1) Includes 907,602 shares available for future issuance under the Company's 1997 Restricted Stock Plan.

(2) The Company does not maintain equity compensation plans that have not been approved by its shareholders.

EMPLOYMENT AND CONSULTING AGREEMENTS

     Pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into in April 2002, between Thomas C. Sullivan and the Company (the "Sullivan Consulting Agreement"), Mr. Sullivan will step down from his position as the Chief Executive Officer of the Company effective as of October 11, 2002, and will retire as an employee of the Company effective as of January 1, 2003. Mr. Sullivan, however, will continue to serve as Chairman of the Board and as a member of the Board of Directors. Under the Sullivan Consulting Agreement, Mr. Sullivan will no longer be entitled to further payment of his annual bonus, and will no longer participate in any of the Company's benefit plans, except as provided by law or as governed by the terms of the benefit plans themselves or by the terms of the Sullivan Consulting Agreement. The Sullivan Consulting Agreement provides that effective January 1, 2003 and continuing through May 31, 2005, Mr. Sullivan will serve the Company in a consulting capacity, providing assistance in the area of corporate development, when and as may be requested by the Company. During the 29-month consulting period, Mr. Sullivan will be entitled to monthly payments that are equal to his current monthly base salary for his service as a consultant, Chairman of the Board and Board member. In addition, in connection with Mr. Sullivan's retirement, the Compensation Committee previously approved the extension of the terms of certain stock options granted to him in the past.

     Until Mr. Sullivan's retirement as an employee of the Company as discussed above, the terms of his employment are governed by an Amended and Restated Employment Agreement, dated as of February 1, 2001. Pursuant to the terms of his Employment Agreement, Mr. Sullivan is to receive an annual base salary of not less than $870,000. In addition to his base salary, Mr. Sullivan is entitled to such annual incentive compensation or bonuses as the Compensation Committee determines and the Board of Directors approves, and to participate in the other benefit plans provided by the Company. Under the provisions of the Employment Agreement, the Company may terminate the employment of Mr. Sullivan for Disability or Cause (as defined). If the Company were to terminate Mr. Sullivan's employment without Cause (as defined) at any time or he resigns for Good Reason (as defined) within two years after a Change of Control (as defined), he would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by five, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of five years, of health, welfare and other specified benefits. In addition, if the Company were to terminate Mr. Sullivan's employment without Cause at any time or he resigns for Good Reason within two years after a Change in Control, Mr. Sullivan would also be entitled to the lapse of restrictions on restricted shares and a lump-sum payment equal to the cash value of the benefits he would have received under the 1997 Restricted Stock Plan had he continued to receive annual awards under that plan for a period of five years. A portion of payments made to Mr. Sullivan as a result of the termination of his employment in connection with a Change in Control of the Company may not be deductible to the Company as an ordinary and necessary business expense and may be subject to a 20% excise tax imposed on Mr. Sullivan under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Employment Agreement provides for an additional payment to Mr. Sullivan equal to the amount of any excise tax imposed on him by
Section 4999 of the Internal Revenue Code and any taxes, interest or penalties incurred with respect thereto, which could be substantial. The Employment Agreement also provides for the payment by the Company of up to $500,000 in legal fees incurred by Mr. Sullivan in the event that, following a Change of Control, Mr. Sullivan may be caused to institute or defend legal proceedings to enforce his rights under the Employment Agreement. In addition, the Employment Agreement imposes customary noncompetition, nonsolicitation and confidentiality obligations on Mr. Sullivan.

     Pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into in April 2002, between James A. Karman and the Company (the "Karman Consulting Agreement"), Mr. Karman will step down from his position as Vice Chairman of the Board effective as of October 11, 2002, and will retire as an employee of the Company as of January 1, 2003. Mr. Karman, however, will continue to serve as a member of the Board of Directors. Under the Karman Consulting Agreement, Mr. Karman will no longer be entitled to further payment of his annual bonus, and will no longer participate in any of the Company's benefit plans, except as provided by law or as governed by the terms of the benefit plans themselves or by the terms of the Karman Consulting Agreement. The Karman Consulting Agreement provides that effective January 1, 2003 and continuing through May 31, 2004, Mr. Karman will serve the Company in a consulting capacity, providing assistance in the area of investor relations, when and as may be requested by the Company. During the 17-month consulting period, Mr. Karman will be entitled to monthly payments that are equal to his current monthly base salary for his service as a consultant and Board member. In addition, in connection with Mr. Karman's retirement, the Compensation Committee previously approved the extension of the terms of certain stock options granted to him in the past.

     Until Mr. Karman's retirement as an employee of the Company as discussed above, the terms of his employment are governed by an Amended and Restated Employment Agreement, dated as of February 1, 2001. Pursuant to the terms of the Employment Agreement, Mr. Karman is to receive an annual base salary of not less than $685,000. Mr. Karman's Employment Agreement otherwise contains substantially the same provisions that are described above for Mr. Thomas C. Sullivan's Employment Agreement.

     Under an Amended and Restated Employment Agreement, dated as of February 1, 2001, Frank C. Sullivan is employed as the President and Chief Operating Officer of the Company for a term ending on May 31, 2003, which is automatically extended for additional one-year periods unless Mr. Sullivan or the Company give the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of his Agreement, Frank C. Sullivan is to receive an annual base salary of not less than $600,000. Except as described below, the Agreement contains substantially the same provisions that are described above for Thomas C. Sullivan's Employment Agreement. If the Company were to terminate Frank C. Sullivan's employment without Cause (as defined) or the Company elected not to renew the term of the Agreement, Mr. Sullivan would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by two, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of two years, of health, welfare and other specified benefits. Alternatively, if the Company terminates Frank C. Sullivan's employment without Cause within two years after a Change in Control (as defined), or if Mr. Sullivan resigns for Good Reason (as defined) during that period, he would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by three, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of three years, of health, welfare, and other specified benefits. In addition, if his employment is terminated without Cause at any time or he resigns for Good Reason within two years after a Change in Control, Mr. Sullivan would also be entitled to the lapse of restrictions on restricted shares and a lump-sum payment equal to the cash value of the benefits he would have received under the 1997 Restricted Stock Plan had he continued to receive annual awards under that plan for a period of two years or, if his employment is so terminated within two years after a Change in Control, for a period of three years. Given the fact that Thomas C. Sullivan will step down as Chief Executive Officer on October 11, 2002, the Board of Directors intends to elect Frank C. Sullivan to the position of Chief Executive Officer at that time.

     Under an Amended and Restated Employment Agreement, dated as of February 1, 2001, P. Kelly Tompkins is employed as the Vice President, General Counsel and Secretary of the Company for a term ending on May 31, 2003, which is automatically extended for additional one-year periods unless Mr. Tompkins or the Company give the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Agreement, Mr. Tompkins is to receive an annual base salary of not less than $245,000. Mr. Tompkins' Agreement contains substantially the same provisions that are described above for Frank C. Sullivan's Agreement.

     Under an Employment Agreement, dated as of February 1, 2001, Robert L. Matejka is employed as the Vice President, Chief Financial Officer and Controller of the Company for a term ending on May 31, 2003, which is automatically extended for additional one-year periods unless Mr. Matejka or the Company give the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Agreement, Mr. Matejka is to receive an annual base salary of not less than $220,000. Mr. Matejka's Agreement contains substantially the same provisions that are described above for Frank C. Sullivan's Agreement.

DEFINED BENEFIT PENSION PLAN

     The table below sets forth the normal annual retirement benefits payable upon retirement at age 65 (as of June 1, 2002) under the Company's tax qualified defined benefit retirement plan (the "Retirement Plan") for employees in the compensation ranges specified, under various assumptions with respect to average annual compensation and years of benefit service, assuming that the employee elected to receive his or her pension on a normal life annuity basis:

                              ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
        AVERAGE        (AS OF JUNE 1, 2002) WITH YEARS OF SERVICE INDICATED (1)
         ANNUAL        --------------------------------------------------------
    COMPENSATION (2)   5 YEARS    10 YEARS    20 YEARS    30 YEARS    35 YEARS
    ----------------   -------    --------    --------    --------    --------
       $  100,000      $ 5,696    $ 11,393    $ 22,786    $ 34,179    $ 36,125
          150,000        9,179      18,357      36,714      55,072      58,625
          200,000       12,661      25,321      50,643      75,964      81,125
          250,000       16,143      32,286      64,571      96,857     103,625
          300,000       19,625      39,250      78,500     117,750     126,125
          350,000       23,107      46,214      92,429     138,643     148,625
          400,000       26,589      53,179     106,357     159,536     171,125
          450,000       30,071      60,143     120,286     180,429     193,625
          500,000       33,554      67,107     134,214     201,322     216,125
          550,000       37,036      74,071     148,143     222,214     238,625
          600,000       40,518      81,036     162,071     243,107     261,125
          650,000       44,000      88,000     176,000     264,000     283,625
          700,000       47,482      94,964     189,929     284,893     306,125
          750,000       50,964     101,929     203,857     305,786     328,625
          800,000       54,446     108,893     217,786     326,679     351,125
          850,000       57,929     115,857     231,714     347,572     373,625
          900,000       61,411     122,821     245,643     368,644     396,125
          950,000       64,893     129,786     259,571     389,357     418,625
        1,000,000       68,375     136,750     273,500     410,250     441,125
        1,050,000       71,857     143,714     287,429     431,143     463,625
        1,100,000       75,339     150,679     301,357     452,036     486,125
        1,150,000       78,821     157,643     315,286     472,929     508,625
        1,200,000       82,304     164,607     329,214     493,822     531,125
        1,250,000       85,786     171,571     343,143     514,714     553,625

---------------

(1) The amounts listed may be reduced in accordance with certain provisions of the Internal Revenue Code which limit the maximum amount of compensation that may be taken into account under the Retirement Plan to $200,000 and the maximum annual benefit payable under the Retirement Plan to $160,000. Prior to June 1, 1997, the Company maintained a cash Benefit Restoration Plan for its executive officers providing for the payment of supplemental retirement benefits because of such Internal Revenue Code limits. See "Benefit Restoration Plan" below. At the October 1997 Annual Shareholders Meeting, the shareholders approved the adoption of the RPM, Inc. 1997 Restricted Stock Plan. The Benefit Restoration Plan was frozen as of June 1, 1998 and will be eliminated over time.

(2) Includes base compensation as in effect on June 1, 2001, overtime and commissions paid and bonuses paid or accrued. The compensation covered by the Retirement Plan for the executive officers named in the Summary Compensation Table is the salary and bonus listed in such table.

     With respect to the executive officers listed in the Summary Compensation
Table: Mr. Thomas C. Sullivan has 40.4 years of benefit service; Mr. Karman,
39.4 years of service; Mr. Frank C. Sullivan, 13.3 years of service; Mr. Tompkins, 5.9 years of service; and Mr. Matejka, 2.0 years of service.

BENEFIT RESTORATION PLAN

     Effective January 1, 1991, the Company established the RPM, Inc. Benefit Restoration Plan (the "Benefit Restoration Plan") for the purpose of providing for the payment of supplemental retirement and death benefits to officers of the Company designated by the Board of Directors whose Retirement Plan benefits may be limited under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code. In April 1991, the Board of Directors designated Messrs. Thomas C. Sullivan and James A. Karman as participants in the Benefit Restoration Plan. In July 1993, the Board of Directors also designated Mr. Frank C. Sullivan and certain other officers as participants in the Benefit Restoration Plan. The Benefit Restoration Plan replaced the prior Supplemental Executive Retirement Plan which provided similar supplemental retirement benefits. The Benefit Restoration Plan is an unfunded excess benefit plan which is administered by the Company. The Benefit Restoration Plan provides that any cash payment under the plan is to be made in an amount equal to the amount by which a participant's benefits otherwise payable under the Company's Retirement Plan are reduced as a result of limitations under ERISA and the Internal Revenue Code. The supplemental retirement benefits are forfeited if the officer terminates employment before attaining five years of vesting service and age 55. Supplemental death benefits are paid to the surviving spouse or designated beneficiary of the officer. The Company is entitled to a federal tax deduction in an amount equal to the cash benefits at the time such cash benefits are paid to a participant.

RESTRICTED STOCK PLAN

     At the October 1997 Annual Shareholders Meeting, the shareholders approved the adoption of the 1997 Restricted Stock Plan (the "Restricted Stock Plan"). THE PURPOSE OF THE RESTRICTED STOCK PLAN IS TO REPLACE, OVER A PERIOD OF TIME, THE CASH BASED BENEFIT RESTORATION PLAN WITH A STOCK BASED PLAN. SHARES GRANTED UNDER THE RESTRICTED STOCK PLAN (THE "RESTRICTED SHARES") DIRECTLY REDUCE AND REPLACE THE CASH AMOUNT OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND SUPPLEMENTAL DEATH RESTORATION BENEFITS OWED TO PARTICIPANTS UNDER THE BENEFIT RESTORATION PLAN. The Restricted Stock Plan is administered by the Compensation Committee of the Board of Directors, which has the exclusive right and sole discretion to authorize the granting of Restricted Shares. Only employees of the Company, including employee Directors who are not members of the Compensation Committee, are eligible to participate in the Restricted Stock Plan. The Company is permitted to take a tax deduction for the value of the Restricted Shares upon the vesting of such shares. The Restricted Stock Plan was amended in 2002 to permit participants to elect to credit any of the shares awarded under such plan to the new Deferred Compensation Plan also adopted in 2002. The Restricted Stock Plan will expire on May 31, 2007 or such earlier date as may be determined by the Board of Directors.

     The Restricted Shares are Common Shares of the Company which are forfeitable and nontransferable for a specified period of time. The transfer restrictions remain in place until the earliest of (a) the later of either the employee's termination of employment or the lapse of forfeiture restrictions,
(b) a "change of control" with respect to the Company, as such term is defined in the Restricted Stock Plan, or (c) the termination of the Restricted Stock Plan. The Restricted Shares are subject to complete forfeiture until the earliest to occur of (a) the later of either the employee's attainment of age 55 or the fifth anniversary of the May 31st immediately preceding the date on which the Restricted Shares were awarded, (b) the retirement of the employee on or after the attainment of age 65, or (c) a "change in control" with respect to the Company, as such is defined in the Restricted Stock Plan. Notwithstanding the above, if the employee's service to the Company is terminated on account of the death or total disability prior to the lapsing of restrictions, such restrictions shall lapse.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors administers the cash salary, bonus, and other incentive compensation and stock option programs for the executive officers of the Company pursuant to (i) the Code of the Company, which was adopted by the shareholders on October 14, 1987, and (ii) a Compensation Committee Charter, which was first adopted by the Board of Directors on January 24, 1992. The Compensation Committee Charter, as amended, provides for the Compensation Committee (i) to review and recommend to the Board of Directors the amount of compensation for services rendered to the Company to be paid to the executive officers of the Company, (ii) to review and approve the terms and conditions of written Employment Agreements for executive officers of the Company, (iii) to administer the Company's Stock Option Plans, (iv) to review and recommend to the Board of Directors the amount of reasonable compensation and payment of expenses and other benefits to be paid to members of the Board of Directors for serving as a Director of the Company, (v) to review and approve the Compensation Committee Report to be included in the Company's Proxy Statement for its Annual Shareholders Meeting, and (vi) to review, approve, and administer any other matters or plans specifically delegated to the Committee by the Board of Directors. The Compensation Committee presently consists of four independent Directors who are appointed to the Committee by and report to the entire Board of Directors. Each member of the Compensation Committee qualifies as a "non-employee director" within the definition of Rule 16b-3 under the Securities Exchange Act of 1934 and as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

     The Compensation Committee reviews and recommends the cash salaries, incentive compensation, and bonuses to be awarded to Thomas C. Sullivan, Chairman of the Board and Chief Executive Officer, and certain other executive officers, annually in July or August of each year based upon a number of factors, but the Committee does not utilize pre-established, specific performance goals in making cash salary compensation decisions. Historically, Mr. Sullivan has prepared a recommendation to the Compensation Committee for cash salary and bonus increases and stock option awards for himself and the other executive officers which the Committee then reviews and considers in light of a number of factors, including (i) increases in sales, net income, and earnings per share, (ii) performance of the Company's Common Shares in the open market, (iii) increases in cash dividends paid to shareholders, (iv) return on shareholders' equity, and (v) acquisitions, corporate financings, and other general corporate objectives which were achieved during the May 31 fiscal year. Any increases in cash salaries for Mr. Sullivan and the other executive officers are made retroactive to June 1 of each fiscal year. Once awarded, an increase in salary cannot be reduced without the officer's consent.

INCENTIVE COMPENSATION PLAN

     In 1995, the Company retained a professional compensation consulting firm to review the Company's executive compensation programs in light of Section 162(m) of the Internal Revenue Code which disallows a tax deduction for certain compensation paid in excess of $1,000,000 to certain key executives. The regulations under Section 162(m), however, except from this $1,000,000 limit various forms of compensation, including "performance-based" compensation. The consulting firm eventually recommended to the Compensation Committee a performance-based Incentive Compensation Plan (the "Plan") which would satisfy the requirements of Sec-tion 162(m). The Plan was approved by the Committee and the Board of Directors in July 1995 and was approved by the Company's shareholders at the October 1995 Annual Shareholders Meeting.

     The Plan provides for the granting of annual cash bonus awards (the "Bonus Awards") to those employees of the Company who in any respective fiscal year are the Chief Executive Officer and the other four most highly compensated officers of the Company (the "Covered Employees").

     The Plan is designed to promote the interests of the Company and its shareholders by attracting and retaining officers who are key employees of the Company; motivating such officers by reason of performance-related incentives to achieve the Company's performance goals; enabling such officers to participate in the growth and financial success of the Company; and, by qualifying the Bonus Awards as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, assuring that the Company will continue to be able to deduct cash bonuses paid to the Covered Employees. The Plan is intended to be utilized as the primary annual cash bonus program for the Company's Covered Employees.

     The Plan calls for providing an aggregate Bonus Award pool of 1.3% of the Company's Income Before Income Taxes ("pre-tax income") in each applicable fiscal year for the Covered Employees. Within the first three months of each fiscal year the Compensation Committee, which administers the Plan, is required to determine in writing the portion of such aggregate Bonus Award pool that each Covered Employee may receive in respect of such fiscal year. At the end of each fiscal year, the Compensation Committee shall calculate the aggregate Bonus Award pool based on the Company's audited pre-tax income and each individual's Bonus Award payout amount.

     The Compensation Committee may reduce or eliminate a Covered Employee's Bonus Award, at the Compensation Committee's sole discretion, based solely on individual performance. The total of all Bonus Award payments made under the Plan in any given fiscal year shall not exceed 1.3% of the Company's pre-tax income. Furthermore, the total of all payments to any one individual Covered Employee under the Plan in any fiscal year shall not exceed $1,500,000. Payments under the Plan, pursuant to the terms herein described, are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code as "performance-based" compensation and therefore be fully tax deductible to the Company.

     In August 2001, the Compensation Committee determined on a percentage basis the portion of the aggregate Bonus Award pool to be awarded to each Covered Employee in respect of the Company's performance for the fiscal year ending May 31, 2002 as follows: Thomas C. Sullivan, 35%; James A. Karman, 30%; Frank C. Sullivan, 25%; P. Kelly Tompkins, 5%; and Robert L. Matejka, 5%; the Compensation Committee will follow the same procedure in 2002 as in 2001.

     For fiscal year May 31, 2002, the Company's pre-tax income was $154.1 million, providing a Bonus Pool under the Plan for the five highest paid executive officers of $2.0 million. Upon the recommendation of Mr. Thomas C. Sullivan, the Compensation Committee awarded bonuses totaling $1.9 million to the five highest paid executives. The bonus paid to Mr. Frank C. Sullivan for fiscal year 2002 was significantly below the bonus amount which is authorized to be paid pursuant to the Bonus Pool formula. See "Executive
Compensation -- Summary Compensation Table."

SPECIAL SENIOR EXECUTIVE PERFORMANCE AWARD PROGRAM

     On April 28, 2000, at the recommendation of the Compensation Committee, the Board of Directors adopted the Special Senior Executive Performance Award Program (the "Award Program"). The Award Program is designed to promote the interests of shareholders by motivating the Company's senior management, specifically Mr. Thomas C. Sullivan, and Mr. James A. Karman, to maximize shareholder value.

     Under the Award Program, the Company's stock price from October 8, 1999 to December 31, 2002 (the "Performance Period") is measured against the performance of the stock price of a peer group of competitors comprised of the following companies: Detrex Corporation, Ferro Corporation,

H.B. Fuller Company, Imperial Chemical Industries PLC, NL Industries, Inc., PPG Industries Inc., Rohm and Haas Company, The Sherwin-Williams Company and Valspar Corporation (the "Peer Group Companies"). As a result of its acquisition by Valspar Corporation in the 2001 fiscal year, Lilly Industries, Inc. has been eliminated from the group of Peer Group Companies. The maximum awards available under the Award Program for Mr. Sullivan and Mr. Karman are $1,500,000 and $1,000,000, respectively. The amount of an award will be determined by comparing the appreciation in the Company's stock price with the appreciation in the stock price of the Peer Group Companies over the Performance Period.

     Awards are not earned unless the appreciation in the Company's stock price exceeds the median appreciation in the stock price of the Peer Group Companies (the "Award Threshold"). Once the Award Threshold is met, awards are earned based on the following scale:

PERCENTILE PERFORMANCE OF THE COMPANY'S STOCK PRICE
      AS COMPARED TO THE PEER GROUP COMPANIES         PERCENT OF MAXIMUM AWARD EARNED
---------------------------------------------------   -------------------------------
Greater than 50(th) to 60(th)                                        50%
Greater than 60(th) to 70(th)                                        60%
Greater than 70(th) to 80(th)                                        75%
Greater than 80(th) to 90(th)                                        90%
Greater than 90(th)                                                 100%

     Awards will be determined at the conclusion of the Performance Period. Any awards earned will be paid in cash within 60 days of the end of the Performance Period, except that the Compensation Committee may choose to defer the payment of any award earned under the Award Program so that such payment will be tax deductible under Section 162(m) of the Internal Revenue Code. Subject to exceptions for death and disability at the discretion of the Board of Directors, no award will be earned if the executive terminates his employment for any reason prior to December 31, 2002.

1996 KEY EMPLOYEES STOCK OPTION PLAN

     The Company's 1996 Key Employees Stock Option Plan for its executive officers and other key employees is intended to provide long-term equity incentive to the officers and employees and, in the long-term, relates to shareholder value. Options to executive officers are awarded by the Committee based upon the recommendation of Mr. Thomas C. Sullivan, and the various presidents of the Company's operating subsidiaries submit recommendations with respect to option grants to subsidiary employees. Options are granted at the last sales price on the date of grant, have a term of ten years, and generally vest at the rate of 25% per year after one year.

     On October 3, 2001, the Compensation Committee granted options totaling 186,000 shares to executive officers and other key employees of the Company and its subsidiaries and granted options totaling 78,000 shares to roofing sales representatives of the Company's subsidiary, Tremco Incorporated. In addition, on November 6, 2001, the Compensation Committee granted options totaling 102,000 shares, and on December 17, 2001, the Committee granted options totaling 120,000 shares, to certain key employees of the Company. As of May 31, 2002, 3,093,297 shares were available for future grant under the 1996 Key Employees Stock Option Plan.

DEFERRED COMPENSATION PLAN

     The Company's revised and updated Deferred Compensation Plan, adopted in 2002, supersedes the deferred compensation plan that was adopted by the Company in February 1994. Under the new plan, selected management employees, certain highly compensated employees and Directors are eligible to defer a portion of their salary, bonus, incentive plan amounts, Director fees and grants of restricted stock until a future date. The new plan also provides that if a participant elects to defer compensation that she or he would otherwise have contributed to the Company's 401(k) Plan, the participant's account will be credited with an amount equal to the matching contribution the Company otherwise would have made to the 401(k) Plan for the participant, reduced by the amount of any matching contribution the Company makes to the 401(k) Plan on behalf of the participant. Amounts credited to a participant's account under the predecessor deferred compensation plan were credited to the participant's account under the new plan. A participant's account will be credited with investment gains or losses as if the amounts credited to the account were invested in selected investment funds. Any compensation deferred under the plan is not included in the $1,000,000 limit provided for under
Section 162(m) of the Internal Revenue Code until the year in which the compensation actually is paid. In addition, to the extent that any compensation paid to a participant would not be deductible by the Company by reason of the
Section 162(m) limitation, the Company may defer payment of any or all of a distribution under the plan and such deferred amount will be distributed to the participant at the earliest date on which the deductibility of the compensation will not be limited by Section 162(m).

SUCCESSION AND POST-RETIREMENT PLANNING AGREEMENTS

     In April 2002, the Compensation Committee and the Board of Directors approved the form of the Succession and Post-Retirement Consulting letter agreements of both Mr. Thomas C. Sullivan and Mr. James A. Karman. See "Executive Compensation -- Employment Agreements."

PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN

     In July 2002, at the recommendation of the Compensation Committee, the Board of Directors adopted the RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan (the "Performance Accelerated Plan"), which is being submitted for shareholder approval at this Annual Meeting, the purpose of which plan is to provide an added incentive to key officers to improve the long-term performance of the Company. The Performance Accelerated Plan will be administered by the Compensation Committee of the Board of Directors. Officers of the Company and its subsidiaries will be eligible to participate in the Performance Accelerated Plan. The Performance Accelerated Plan is described in greater detail in the section titled, "Proposal Four -- Adoption of RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan," however, some of the significant provisions of the plan include the following: (i) restrictions on shares granted under the Performance Accelerated Plan will lapse if all performance goals are attained during any fiscal year beginning prior to June 1, 2011, and (ii) alternatively, restrictions on shares will lapse on May 31, 2012 for any participant who has been continually employed with the Company or a subsidiary from June 1, 2002 to May 31, 2012. The performance goals for the Company in any fiscal year beginning prior to June 1, 2011 will be the financial or other goals determined by the Compensation Committee and set forth in a restricted stock agreement entered into in connection with the Performance Accelerated Plan. The performance goals for the initial grants are as follows: (a) Company earnings of at least $200,000,000 and (b) earnings per share of at least $1.75. The Performance Accelerated Plan terminates on May 31, 2012. The plan will not be considered a performance-based compensation plan satisfying the requirements of Section 162(m) of the Internal Revenue Code and, therefore, payments made by the Company under the plan may not be entirely tax deductible.

                                            Edward B. Brandon, Chairman
                                            Albert B. Ratner
                                            Dr. Jerry Sue Thornton
                                            Joseph P. Viviano

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2002 Annual Report on the Commission's Form 10-K with Company's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by Independence Standard Board No. 1, Independence Discussions with Audit Committees, which the Company has received.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the fiscal year ended May 31, 2002, for filing with the Commission.

     The Audit Committee has determined that the rendering of the non-audit services by Ciulla, Smith & Dale, LLP is compatible with maintaining the auditor's independence.

     Submitted by the Audit Committee of the Board of Directors as of July 22, 2002.

                                            Donald K. Miller, Chairman
                                            E. Bradley Jones
                                            Lorrie Gustin
                                            Dr. Max D. Amstutz

     During the fiscal year ended May 31, 2002, Ciulla, Smith & Dale, LLP provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

     Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended May 31, 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended May 31, 2002 were $1,480,000.

     Financial Information Systems Design and Implementation Fees: There were no fees billed by Ciulla, Smith & Dale, LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended May 31, 2002.

     All Other Fees: The aggregate fees billed by Ciulla, Smith & Dale, LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended May 31, 2002 were $476,000. The aggregate fees included in this category partially relate to the Company's offering of 11,500,000 Common Shares, which closed on April 2, 2002, registered with the Commission on a Registration Statement on Form S-3. The fees also relate to tax preparation and planning, pension plan audits, assistance with corporate development activities and other audit and accounting services.

                               PERFORMANCE GRAPHS

     Set forth below are line graphs comparing the yearly cumulative total shareholders' return on the Company's Common Shares against the yearly cumulative total return of the S&P Composite -- 500 Stock Index and an index of certain companies selected by the Company as comparative to the Company (the "Peer Group Index"). The companies selected to form the Peer Group Index are:
Detrex Corporation, Ferro Corporation, H. B. Fuller Company, Imperial Chemical Industries PLC, NL Industries, Inc., PPG Industries Inc., Rohm and Haas Company, The Sherwin-Williams Company and Valspar Corporation.

     The graphs assume that the value of the investment in the Company's Common Shares, the S&P Composite -- 500 Stock Index and the respective Peer Group Index was $100 on May 31, 1997 and May 31, 1992, respectively, and that all dividends, if any, were reinvested.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                     AMONG RPM, INC., THE S&P 500 INDEX AND
                                  A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                      CUMULATIVE TOTAL RETURN
                                        ---------------------------------------------------
                                         5/97     5/98     5/99     5/00     5/01     5/02
                                        ------   ------   ------   ------   ------   ------
RPM, INC..............................  100.00   114.93    96.76    70.88    63.18   125.57
S&P 500...............................  100.00   130.68   158.16   174.73   156.29   134.65
PEER GROUP............................  100.00   135.25    99.11    78.91    76.13    76.34

* $100 INVESTED ON 05/31/97 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING MAY 31.

                COMPARISON OF TEN-YEAR CUMULATIVE TOTAL RETURN*
                     AMONG RPM, INC., THE S&P 500 INDEX AND
                                  A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                           CUMULATIVE TOTAL RETURN
                       ------------------------------------------------------------------------------------------------
                        5/92     5/93     5/94     5/95     5/96     5/97     5/98     5/99     5/00     5/01     5/02
                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
RPM, INC.............  100.00   124.64   125.67   143.31   153.91   181.45   208.54   175.58   128.62   114.65   227.85
S&P 500..............  100.00   111.61   116.36   139.86   179.64   232.47   303.81   367.69   406.21   363.34   313.03
PEER GROUP...........  100.00    88.23    65.81    71.88    80.87    91.66   123.98    90.84    72.33    69.78    71.01

* $100 INVESTED ON 05/31/92 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING MAY 31.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and Directors and persons who own 10% or more of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Officers, Directors and 10% or greater shareholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that, except as described below, all of its officers and Directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended May 31, 2002. Joseph
P. Viviano inadvertently omitted to report 1,000 of the Common Shares owned by him on his initial Statement of Beneficial Ownership of Securities on Form 3. Mr. Viviano filed an amended Form 3 in June 2002 to correct the omission.

                                  PROPOSAL TWO

                     REINCORPORATION FROM OHIO TO DELAWARE

GENERAL

     For the reasons set forth below, the Board believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from Ohio to Delaware (the "Proposed Reincorporation"). Throughout the remainder of this Proxy Statement, the Company as currently incorporated in Ohio will be alternatively referred to as "RPM" and the Company as reincorporated in Delaware will be referred to as "RPM-Delaware."

     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE PROPOSED REINCORPORATION.

     SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED APPENDICES REFERENCED BELOW AND ATTACHED TO THIS PROXY STATEMENT, BEFORE VOTING ON THE PROPOSED REINCORPORATION.

     The Proposed Reincorporation will be effected by merging an Ohio corporation that is a wholly-owned subsidiary of newly formed RPM-Delaware with and into RPM (the "Merger"). Upon completion of the Merger, RPM will continue to exist as a wholly-owned subsidiary of RPM-Delaware.

     As provided by the Agreement and Plan of Merger, in the form attached hereto as Appendix A (the "Merger Agreement"), each outstanding Common Share of RPM, without par value, will be converted into one share of RPM-Delaware common stock, $.01 par value per share (the "Common Stock"), at the effective time of the Merger. Each stock certificate representing issued and outstanding Common Shares of RPM will continue to represent the same number of shares of RPM-Delaware Common Stock. It will not be necessary for shareholders to exchange their existing RPM stock certificates for RPM-Delaware stock certificates. However, shareholders may request that their certificates be exchanged if they so choose. Once the Merger is consummated, RPM-Delaware will own all of the outstanding Common Shares of RPM, and you and the other shareholders will hold all of the issued and outstanding shares of RPM-Delaware Common Stock.

     RPM Common Shares are listed for trading on the New York Stock Exchange and, after the Merger, RPM-Delaware Common Stock will be traded on the New York Stock Exchange under the same symbol as the Common Shares of RPM are currently traded.

     There will be no interruption in the trading of RPM-Delaware's Common Stock as a result of the Merger. As of June 18, 2002, the date the Board resolved to undertake the Proposed Reincorporation, the closing price of RPM's Common Shares on the New York Stock Exchange was $16.06 per share. The Proposed Reincorporation includes the implementation of a new certificate of incorporation and by-laws for RPM-Delaware to replace the current Articles of Incorporation ("Articles") and Code of Regulations ("Code") of RPM. As a Delaware corporation, RPM-Delaware will be subject to the Delaware General Corporation Law. RPM is subject to the General Corporation Laws of Ohio. Differences between the Delaware certificate of incorporation and by-laws, on the one hand, and the Ohio Articles and Code, on the other hand, must be viewed in the context of the differences between the Delaware law and the Ohio law. These differences are discussed below under "Comparison of Shareholder Rights under Ohio and Delaware Law."

     The affirmative vote of the holders of two-thirds of the outstanding Common Shares of RPM is required for approval of the Proposed Reincorporation which will be implemented in accordance with the Merger Agreement. The Proposed Reincorporation has been approved by the members of RPM's Board of Directors, who recommend a vote in favor of the Proposed Reincorporation. The Merger will become effective upon the filing of a certificate of merger with the Secretary of State of

Ohio. It is anticipated that this filing will be made as soon as practicable following the Annual Meeting. We have the right to defer this filing and the completion of the Merger for any period of time that we deem appropriate, although we presently intend to complete the Merger as soon as practicable following the Annual Meeting. In addition, as described in the Merger Agreement, the Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board either before or after shareholder approval has been obtained (except that the principal terms may not be amended without stockholder approval) and prior to the Effective Time if, in the opinion of the Board, circumstances arise that make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement. As provided under Ohio law, shareholders of RPM will have appraisal rights with respect to the Merger. See "Appraisal Rights in the Merger" below. The discussion below is qualified in its entirety by reference to the Merger Agreement and the certificate of incorporation and by-laws of RPM-Delaware, copies of which are attached to this Proxy Statement as Appendices A, B and C.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL ALSO CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF RPM-DELAWARE AND ALL PROVISIONS THEREOF, SUBJECT TO THE SEPARATE APPROVAL BY THE SHAREHOLDERS OF CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION PURSUANT TO PROPOSAL THREE CONTAINED HEREAFTER.

NO CHANGE IN BOARD MEMBERS, BUSINESS, MANAGEMENT, CAPITALIZATION, BOARD OF DIRECTORS STRUCTURE, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES

     The Proposed Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature. The material changes are described in this Proxy Statement. Other than in connection with the reorganization of some of the Company's operating companies following the Proposed Reincorporation, as further described below, the Proposed Reincorporation will NOT result in any change in the business, management, capitalization, board of directors structure, fiscal year or location of the principal facilities of the Company. Other than the change to Class II of the Board of Directors resulting from the vacancy created by the planned resignation of Lorrie Gustin (which is currently expected to be filled by the remaining Directors by appointing Bruce A. Carbonari to Class II), the directors of RPM will serve as the directors of RPM-Delaware. All employee benefit and stock option plans of RPM will become RPM-Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of RPM-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of these plans continuing as RPM-Delaware plans. Other employee benefit arrangements of RPM will also be continued by RPM-Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Proposed Reincorporation, RPM-Delaware intends to internally realign the ownership of some of its operating companies in order to further streamline the management and operations of its businesses and to more effectively align the legal structure of its various operating companies under appropriate intermediate holding companies.

THE CHARTERS AND BY-LAWS AND CODE OF REGULATIONS OF RPM-DELAWARE AND RPM

     The provisions of the RPM-Delaware certificate of incorporation and by-laws are similar in substance to those of the RPM Articles and Code in most respects. The differences include (i) the elimination of the supermajority voting provisions for interested shareholder transactions and upon the sale of substantially all of the Company's assets, (ii) the elimination of the ability of shareholders to cumulate votes in the election of Directors and (iii) the elimination of the availability of action by the written consent of shareholders which, given the current requirement for unanimous written consent by shareholders, will not, in practice, impact the rights of shareholders. The Company is also separately seeking shareholder approval to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 and to add a class of serial preferred stock to

RPM-Delaware's certificate of incorporation, see "Proposal Three -- Increase in the Number of Authorized Shares; Addition of Class of Serial Preferred Stock".

     In addition, as discussed more fully in this Proxy Statement, the Proposed Reincorporation includes the implementation of certain other provisions in the RPM-Delaware certificate of incorporation and by-laws that are different from the RPM Articles and Code. For a discussion of such changes, see "Comparison of Shareholder Rights under Ohio and Delaware Law." This discussion of the certificate of incorporation and by-laws of RPM-Delaware is qualified by reference to Appendices B and C hereto, respectively. In addition, RPM-Delaware could implement certain other changes by amending its certificate of incorporation or by-laws in the future.

     The Articles of RPM currently authorize the Company to issue up to 200,000,000 Common Shares and do not have provisions authorizing the issuance of preferred stock. The certificate of incorporation of RPM-Delaware, assuming approval of Proposal Three, will provide that RPM-Delaware will have 300,000,000 authorized shares of Common Stock, par value $0.01 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

ANTICIPATED POST-REINCORPORATION CORPORATE STRUCTURE

     RPM currently functions as a holding company for its various operating companies. After the Proposed Reincorporation, RPM will continue to exist as a wholly-owned subsidiary of RPM-Delaware. As such, RPM will serve as an intermediate holding company for a number of RPM-Delaware's operating companies. After the Proposed Reincorporation, we anticipate that we will realign the ownership of our various operating companies according to their product offerings, served end markets, customer base and operating philosophy. Pursuant to this anticipated plan, operating companies that tend to be entrepreneurial and serve niche markets (such as many of the entities that make up the group of companies commonly referred to as "RPM II") will continue to be owned by RPM. Operating companies that primarily serve the consumer market will be transferred to a new intermediate holding company to be wholly-owned by RPM-Delaware. Ownership of operating companies that primarily serve the industrial market will be transferred to a new intermediate holding company to also be wholly-owned by RPM-Delaware. Following this anticipated realignment, RPM-Delaware's corporate structure will generally be as set forth below:

                                   ----------------------------
                                           Stockholders
                                   ----------------------------
                                   ----------------------------
                                      RPM International Inc.
                                            (Delaware)
                                   ----------------------------
--------------------------------------------------------------------------------------------------
----------------------------       ----------------------------       ----------------------------
        RPM Consumer                        RPM, Inc.                        RPM Industrial
      Holding Company                         (Ohio)                        Holding Company
         (Delaware)                                                            (Delaware)
----------------------------       ----------------------------       ----------------------------
----------------------------       ----------------------------       ----------------------------
      Consumer-Focused                   Entrepreneurial                   Industrial-Focused
    Operating Companies                Operating Companies                Operating Companies
----------------------------       ----------------------------       ----------------------------

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. The Board of Directors believes that the principal reasons for considering such a reincorporation are:

     - the development in Delaware over the last century of a well-established body of case law construing the Delaware General Corporation Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction; the certainty afforded by the well-established principles of corporate governance under Delaware law are of benefit to RPM and its shareholders and should assist RPM in its ability to continue to attract and retain outstanding directors and officers;

     - Delaware law itself, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

     - the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court, which is highly regarded and currently consists primarily of former Vice Chancellors and corporate practitioners;

     - the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs; and

     - the reincorporation will provide the Company with the opportunity to realign the ownership of various operating companies according to their product offerings, served end markets, customer base and operating philosophy, whereby operating companies that tend to be entrepreneurial and serve niche markets will continue to be owned by RPM, while operating companies that primarily serve the consumer market will be transferred to a newly-formed intermediate holding company and operating companies that primarily serve the industrial market will be transferred to another newly-formed intermediate holding company, all of which will be wholly owned by RPM-Delaware.

     As noted above, after the Merger, the shares of RPM-Delaware's Common Stock will continue to be traded, without interruption, on the New York Stock Exchange and under the same symbol "RPM". The Company believes that the Proposed Reincorporation will not significantly affect any of its material contracts with any third parties and that RPM's rights and obligations under such material contractual arrangements will continue since most of the arrangements will be assumed by RPM-Delaware and since certain other contractual arrangements will be re-executed by RPM-Delaware.

POTENTIAL ANTI-TAKEOVER IMPLICATIONS OF PROPOSED REINCORPORATION

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate certificate of incorporation or by-laws or otherwise. Delaware, like Ohio, has an interested stockholder statute which may be viewed as an anti-takeover provision. However, Ohio's anti-takeover statutes are generally more extensive than those in Delaware. As discussed above, the Proposed Reincorporation is being proposed to allow the Company to avail itself of the favorable corporate environment in Delaware, and not to prevent a change in control of the Company. RPM-Delaware's organizational documents will not contain certain interested stockholder and business combination provisions that are currently in RPM's organizational documents and which may be viewed as offering anti-takeover protections. On the other hand, the restriction on the ability of shareholders to act by written consent and the elimination of cumulative voting are changes that may be viewed as having anti-takeover implications. See "Comparison of Shareholder Rights under Ohio and Delaware Law." As more fully described above in this Proxy Statement, although RPM-Delaware's certificate of incorporation will include a provision that authorizes a new class of Preferred Stock which could be used to discourage takeover attempts that the Board of Directors oppose, the Board of Directors will not issue any series of Preferred Stock as a defensive mechanism without obtaining prior approval from the shareholders.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Merger qualifies as an exchange under Section 351 and/or a reorganization under Section 368(a)(1)(B) of the Internal Revenue Code, the following tax consequences generally will result:

          (a) No gain or loss will be recognized by RPM shareholders as a result of the deemed exchange of RPM capital stock for RPM-Delaware capital stock pursuant to the Merger;

          (b) The aggregate tax basis of the RPM-Delaware capital stock received by an RPM shareholder in the Merger will be equal to the aggregate tax basis of RPM capital stock deemed to have been exchanged by that shareholder pursuant to the Merger; and

          (c) The holding period of the RPM-Delaware capital stock received in the Merger will include the holding period of the RPM capital stock deemed to have been exchanged pursuant to the Merger, provided that the RPM capital stock is held as a capital asset at the time of the Merger.

     The receipt of cash, pursuant to the exercise of dissenters' rights, as the fair value for RPM's Common Shares, will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A dissenting shareholder who owns no shares of RPM-Delaware Common Stock after the consummation of the Proposed Reincorporation (either directly or constructively pursuant to certain rules of constructive ownership under applicable tax laws) will recognize gain or loss measured by the difference between the cash so received and such shareholder's adjusted tax basis in RPM's Common Shares exchanged therefor. Such gain or loss will be treated as a capital gain or loss if RPM's Common Shares are capital assets in the hands of such shareholder, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year.

     The Company does not intend to request a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Merger. The Company has, however, received an opinion from PricewaterhouseCoopers LLP, attached to this Proxy Statement as Appendix E, to the effect that the Merger will qualify as an exchange within the meaning of Section 351 and/or a reorganization under
Section 368(a)(1)(B) of the Internal Revenue Code. This opinion (the "Tax Opinion") neither binds the IRS nor precludes the IRS from successfully asserting a contrary position. In addition, the Tax Opinion is subject to certain assumptions and qualifications and is based on the truth and accuracy of representations made by RPM.

     If the Merger fails to qualify as an exchange under Section 351 and/or a reorganization under Section 368(a)(1)(B) of the Internal Revenue Code or otherwise as a tax-free reorganization, an RPM shareholder would recognize gain or loss with respect to each share of RPM capital stock deemed to have been exchanged pursuant to the Merger equal to the difference between the shareholder's basis in such share and the fair market value of the RPM-Delaware capital stock received in exchange therefor. A shareholder's aggregate basis in the RPM-Delaware capital stock so received would equal the stock's fair market value, and the shareholder's holding period for such stock would begin the day of the Merger.

     State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

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     SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE
PROPOSED REINCORPORATION UNDER APPLICABLE FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX LAWS IN LIGHT OF THEIR PERSONAL TAX CIRCUMSTANCES.

APPRAISAL RIGHTS IN THE MERGER

     Under Ohio law, holders of record of Common Shares who properly exercise and perfect dissenters' rights with respect to the Proposed Reincorporation will have the right to receive the "fair cash value" of their shares (excluding any appreciation or depreciation in market value resulting from the Proposed Reincorporation). In order to exercise such rights, shareholders must comply with the procedural requirements of Section 1701.85 of the Ohio Revised Code (the "ORC"). Failure to vote against the Proposed Reincorporation will not constitute a waiver of dissenters' appraisal rights. However, failure to take any of the steps required under Section 1701.85 on a timely basis may result in the loss of dissenter's rights.

     THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTION 1701.85 OF THE ORC, A COPY OF WHICH IS ATTACHED HERETO AS APPENDIX D. ANY SHAREHOLDER CONTEMPLATING THE EXERCISE OF DISSENTERS' RIGHTS IS URGED TO REVIEW CAREFULLY SUCH PROVISIONS AND TO CONSULT LEGAL COUNSEL BECAUSE DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS UNDER
SECTION 1701.85 OF THE ORC ARE NOT FULLY AND PRECISELY SATISFIED.

     Shareholders of RPM who (i) are shareholders of record on the August 16, 2002 record date established for determining who is entitled to notice of the Annual Meeting, (ii) do not vote in favor of the Proposed Reincorporation, and
(iii) who, within 10 days after the date of the vote on the Proposed Reincorporation is taken, deliver written demand in compliance with the provisions of Section 1701.85(A)(2) of Ohio law, will be entitled to receive the fair cash value of the shares that were not voted in favor of the Proposed Reincorporation (the "Dissenting Shares"). A vote against the Proposed Reincorporation will not by itself satisfy the notice requirement. The written demand must set forth the shareholder's address, the number and class of shares as to which the shareholder seeks relief and the amount the shareholder claims as the fair cash value of the Dissenting Shares. Shareholders will not be notified of the expiration of the 10-day notice period. However, if the vote on the Proposed Reincorporation is held as scheduled on October 11, 2002, then the 10-day period would end on October 21, 2002.

     If RPM receives a written demand from a shareholder seeking the fair cash value of Dissenting Shares, it may request delivery of the certificate or certificates that represent the Dissenting Shares. The dissenting shareholder must deliver the certificate or certificates representing the Dissenting Shares to RPM within 15 days of the date of its request therefor or the shareholder's rights with respect to the Dissenting Shares will terminate. If the certificate or certificates representing the Dissenting Shares are delivered to RPM, it must promptly endorse the certificates with a legend to the effect that a demand for the fair cash value for the Dissenting Shares has been made and return the certificates to the dissenting shareholder.

     If RPM and the dissenting shareholder cannot agree on the fair cash value of the Dissenting Shares, then either may, within three months after the date of the service of the demand for fair cash value was made by the dissenting shareholder, file a complaint in the court of common pleas of the county in which the principal office of RPM was located when the Reincorporation Proposal was adopted by the shareholders of RPM, i.e., the Medina County, Ohio Court of Common Pleas. The court will first make a determination if the dissenting shareholder is entitled to receive the fair cash value of the Dissenting Shares. If the court determines that the dissenting shareholder is entitled to fair cash value of the Dissenting Shares, the court will appoint an appraiser or appraisers to make a finding as to the fair cash value of the Dissenting Shares.

     The fair cash value will be determined based on what a willing seller who is under no compulsion to sell would be willing to accept and that which a willing buyer who is under no compulsion to purchase would be willing to pay for the Dissenting Shares. In no event will the fair cash value exceed the amount stated in the written demand by the dissenting shareholder. In computing the fair cash value, any appreciation or depreciation in the market value resulting from the Proposed Reincorporation will be excluded.

     The fair cash value that is agreed upon between the parties or that is determined by the court shall be paid within 30 days after the date of the final determination of such value or the consummation of the Proposed Reincorporation, whichever occurs last. Payment will be made only upon and simultaneously with the surrender of the certificate or certificates representing the Dissenting Shares.

     The costs of the action, including reasonable compensation to the appraisers, will be fixed by the court and will be assessed or apportioned as the court considers equitable.

     A shareholder's right to receive the fair cash value of the Dissenting Shares terminates if (i) the dissenting shareholder does not strictly comply with the requirements of Section 1701.85, (ii) the Proposed Reincorporation is abandoned, (iii) the dissenting shareholder withdraws the demand for fair cash value, or (iv) RPM (or RPM-Delaware) and the dissenting shareholder have not come to an agreement regarding the fair cash value of the Dissenting Shares and neither has filed a complaint with the court of common pleas within the time period described in Section 1701.85(B). Failure to follow the steps required by
Section 1701.85 of the ORC for perfecting dissenting shareholder rights may result in the loss of such rights, in which event a shareholder of RPM would normally be entitled to receive the consideration to be issued with respect to such shares in accordance with the Proposed Reincorporation.

     BECAUSE A PROXY CARD WHICH DOES NOT CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED IN FAVOR OF THE PROPOSED REINCORPORATION, A HOLDER OF COMMON SHARES WHO WISHES TO EXERCISE DISSENTERS' RIGHTS MUST EITHER NOT SIGN AND RETURN THE PROXY CARD OR, IF SUCH HOLDER SIGNS AND RETURNS A PROXY CARD, VOTE AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSED REINCORPORATION, AS INDICATED ABOVE.

          COMPARISON OF SHAREHOLDER RIGHTS UNDER OHIO AND DELAWARE LAW

     As a result of the Proposed Reincorporation, each outstanding RPM Common Share will be converted into one share of RPM-Delaware Common Stock and shareholders of RPM shares will become stockholders of RPM-Delaware. The following is a summary of some of the significant differences between the rights of stockholders under Delaware law and Ohio law, including differences between the Articles and Code of RPM and certificate of incorporation and by-laws of RPM-Delaware. The differences arise in large part from the differences between the Delaware General Corporation Law and the Ohio General Corporation Law. Although it is impractical to compare all of the aspects in which Delaware law and Ohio law differ with respect to the rights of stockholders, the following discussion summarizes significant differences between the laws of the two states.

     The identification of specific differences is not meant to indicate that other differences do not exist. Consequently, we urge you to read RPM's Articles and Code and RPM-Delaware's certificate of incorporation and by-laws. Copies of RPM's Articles and Code have been attached as exhibits to RPM's filings with the Commission, are available for inspection at the principal executive offices of RPM and will be sent to holders of RPM Common Shares upon request. Copies of RPM-Delaware's certificate of incorporation and by-laws are included as Appendices B and C, respectively, to this document.

BUSINESS COMBINATIONS

     Generally, under Ohio law, the approval by the affirmative vote of holders of two-thirds of the voting power of a corporation entitled to vote on the matter is required for mergers, consolidations, majority share acquisitions, combinations involving the issuance of shares with one-sixth or more of the voting power of the corporation, and any transfers of all or substantially all of the assets of a corporation unless the articles of incorporation of the corporation specify a different proportion (which cannot be less than a majority).

     RPM's Articles require the affirmative vote of holders of two-thirds of the voting power of the corporation to approve certain mergers or the disposition by the corporation of all or substantially all of its assets. If the merger or disposition of assets involves a "related company" as such term is defined in the Articles, the Articles require the affirmative vote of 80% of the voting power of the Company.

     Under Delaware law, the approval by the affirmative vote of holders of a majority of the voting power of a corporation entitled to vote is required for mergers, consolidations and transfers of all or substantially all of the assets of the corporation. RPM-Delaware's certificate of incorporation does not contain the supermajority provisions contained in RPM Articles. RPM-Delaware's certificate does not change the effect of Delaware law with respect to such voting requirements.

APPRAISAL RIGHTS

     Under both Ohio and Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights enabling the stockholder to receive cash in the amount of the "fair value" of his or her shares, as determined by a court, in lieu of the consideration he or she would otherwise receive in the transaction.

     Under Ohio law, dissenting shareholders are entitled to appraisal rights in connection with the transfer of all or substantially all of the assets of a corporation and in connection with certain amendments to a corporation's articles of incorporation. Shareholders of an Ohio corporation are also entitled to appraisal rights if the corporation is merged or consolidated into a surviving or new entity or, if the corporation is merged with another Ohio corporation, the shareholders of the surviving corporation will have appraisal rights if, in connection with the merger, the surviving corporation issues shares having one-sixth or more of its voting power to shareholders of the corporation which is being merged into it.

     Under Delaware law, such appraisal rights are available only with respect to a merger or consolidation and are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation or the amendment of its charter; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders, if the stockholders receive only shares of the surviving corporation or shares of another corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares; or (iii) to the stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

DIVIDENDS

     Both Delaware law and Ohio law provide that dividends may be paid in cash, property or shares of a corporation's capital stock. Delaware law provides that a corporation may pay dividends out of any surplus, and, if it has no surplus, out of any net profits for the fiscal year in which the dividend was declared or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets). Ohio law provides that a corporation may pay dividends out of surplus and must notify its shareholders if a dividend is paid out of capital surplus.

INTERESTED SHAREHOLDER RULES

     BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS. Under Delaware law, a corporation is prohibited from engaging in any business combination (as defined below) with an interested stockholder (as defined below) for a period of three years from the time that the stockholder first became an interested stockholder unless (1) the directors approved such transaction prior to the stockholder becoming an interested stockholder or approved the purchase pursuant to which the stockholder became an interested stockholder, (2) upon the consummation of the transaction pursuant to which the stockholder became an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation or (3) the transaction is approved by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Delaware law defines the term "business combination" to include transactions such as mergers, consolidations or transfers of 10% or more of the assets of the corporation and defines the term "interested stockholder" generally as any person who, directly or indirectly, beneficially owns 15% or more of the outstanding voting stock of the corporation or was the owner of 15% or more of the outstanding voting stock of the corporation at any time during the three-year period immediately prior to the date in question. A corporation may elect not to be governed by the business combination statute in its certificate of incorporation or by-laws.

     RPM-Delaware will be subject to the Delaware business combination statute and will not retain the interested shareholder provisions currently included in RPM's Articles.

     TRANSACTIONS INVOLVING INTERESTED SHAREHOLDERS. Section 1704.02 of the ORC prohibits interested shareholders from engaging in any Chapter 1704 transaction (as defined below) for a period of three years from the date on which a shareholder first becomes an interested shareholder (as defined below) unless the directors of the corporation approved the transaction prior to the shareholder becoming an interested shareholder or approved the transaction pursuant to which the shareholder became an interested shareholder. A "Chapter 1704 transaction" is defined in Ohio law to include a variety of transactions such as mergers, consolidations, combinations or majority share acquisitions between an Ohio corporation and an "interested shareholder" or an affiliate of an interested shareholder. Under Ohio law, an interested shareholder is defined generally as any person who, directly or indirectly, beneficially owns 10% or more of the outstanding voting stock of the corporation. After the three-year period, a Chapter 1704 transaction is prohibited unless certain fair price provisions are complied with, the directors of the corporation approved the purchase of shares which made the shareholder an interested shareholder, or the shareholders of the corporation approve the transaction by the affirmative vote of two-thirds of the voting power of the corporation or such other percentage set forth in the articles of incorporation of the corporation provided that a majority of the disinterested shareholders approve the transaction.

     RPM's Articles contain provisions relating to business combinations with interested shareholders. Pursuant to those provisions, unless the Directors have given approval to the transaction prior to the acquisition by a related party (as such term is defined in the articles) of a 5% interest in the corporation, the affirmative vote of the holders of shares entitling them to exercise 80% of the voting power of the corporation is necessary to authorize or approve a business combination with a related company. An interested shareholder is defined generally in RPM's Articles as any person or entity that, together with its affiliates and associates, is the beneficial owner of shares having at least 5% of the shares of any outstanding class of shares of corporation. RPM-Delaware will not retain these additional provisions in its certificate of incorporation and will rely solely on Delaware law to protect against interested shareholder transactions.

     CONTROL SHARE ACQUISITIONS. Section 1701.831 of the ORC generally prohibits transactions pursuant to which a person obtains one-fifth or more but less than one-third of all the voting power of a public corporation, one-third or more but less than a majority of all of the voting power of a public corporation, or a majority or more of all the voting power of a public corporation (a "control share acquisition"), unless the corporation's shareholders approve the transaction at a special meeting, at which a quorum is present, by both the affirmative vote of a majority of the voting power of the corporation and by the affirmative vote of a majority of the voting power of the corporation, excluding the voting power of the interested shares. A corporation can provide in its articles of incorporation or code of regulations that Section 1701.831 does not apply to control share acquisitions of its shares. RPM did not elect to opt out of the Ohio control share acquisition provisions.

SHAREHOLDER RIGHTS PLAN

     Assuming that the Proposed Reincorporation is approved by the shareholders, prior to the effectiveness of the Merger, either the Company's current Shareholder Rights Plan will be amended to reflect that the proper party subsequent to the reincorporation is RPM-Delaware, or RPM-Delaware's Board of Directors will adopt a stockholder rights plan that is substantially identical to the current Shareholder Rights Plan of the Company. If a new rights plan is adopted, each share of RPM-Delaware's common stock issued and outstanding at the effective time of the Proposed Reincorporation and each share issued in the future will have a right attached to it, the terms of which will be defined by RPM-Delaware's stockholder rights plan.

ISSUANCE OF PREFERRED STOCK

     The certificate of incorporation of RPM-Delaware authorizes the Board of Directors to issue shares of Preferred Stock from time to time in one or more series and to determine all relevant terms of each series at the time of issuance. The effect of this provision is more fully described in "The Charters and By-Laws and Code of Regulations of RPM-Delaware and RPM," "Potential Anti-takeover Implications of Proposed Reincorporation" sections, above, and "Proposal Three -- Increase in the Number of Authorized Shares; Addition of Class of Serial Preferred Stock", below. RPM's Articles do not contain any provisions similar to the Preferred Stock provision set forth in the RPM-Delaware certificate of incorporation.

AMENDMENTS TO CERTIFICATE AND ARTICLES OF INCORPORATION

     Under Ohio law, an amendment to the articles of incorporation requires the affirmative vote of two-thirds of the voting power of a corporation unless a greater or lesser percentage (which cannot be less than a majority) is specified in the corporation's articles of incorporation.

     RPM's Articles provide that the Articles may be amended by the affirmative vote of a majority of the voting power of RPM, except that the affirmative vote of at least two-thirds of the voting power of the Company is required to amend any provision which changes Article Seventh (relating to mergers, consolidations, acquisitions and asset sales) and the affirmative vote of holders of 80% of the voting power is required to amend any provision which changes Article Eighth (relating to business combinations with interested shareholders).

     Under Delaware law, in general, to amend a corporation's certificate of incorporation, first the directors of the corporation must adopt a resolution indicating that they deem the amendment advisable. Then, holders of a majority of the outstanding stock entitled to vote must vote in favor of the amendment. RPM-Delaware's certificate of incorporation does not change the effect of Delaware law in this regard, with the exception that the affirmative vote of at least 80% of the voting power of the corporation is required to amend Article VII, Section I (relating to the number, election and terms of Directors), as currently required under RPM's Code, as discussed in the next section.

AMENDMENTS TO BY-LAWS AND CODE OF REGULATIONS

     Under Ohio law, the power to adopt, alter and repeal the code of regulations of a corporation is vested only in the shareholders. Such action can be taken by the affirmative vote of a majority of the voting power of the corporation at a meeting held for that purpose, or without a meeting upon written consent of two-thirds of the voting power of the corporation, unless the articles of incorporation or code of regulations provide for a greater or lesser proportion (but not less than a majority).

     RPM's Code provides that the Code may be adopted or amended (1) at a meeting by the affirmative vote of holders of shares entitling them to exercise a majority of the voting power of the corporation or (2) without a meeting by the written consent of holders of shares entitling them to exercise two-thirds of the voting power of the Company. In addition, the affirmative vote of at least 80% of the voting power is required to amend Article II of the Code (relating to the number, classification and election of directors and their respective terms of office).

     Under Delaware law, the power to adopt, alter and repeal the by-laws is vested in the stockholders unless the certificate of incorporation also vests such power in the directors. Vesting this power in the directors does not divest the stockholders of power to adopt, alter or repeal the by-laws. RPM-Delaware's certificate of incorporation gives the board of directors, along with the stockholders, the power to amend the by-laws and provides that the affirmative vote of at least 80% of the voting power of the Company is required to amend
Article IV, Section 2 (relating to the number, election and terms of Directors), as currently required under RPM's Code.

     RPM-Delaware's by-laws also allow for the amendment or adoption of new by-laws at any meeting of stockholders, provided that any amendment to be acted upon at any such meeting has been described or referred to in the notice of such meeting, or at any meeting of the Board of Directors.

STOCKHOLDER WRITTEN ACTION

     Under Ohio law, unless a corporation's articles of incorporation or code of regulations prohibit the taking of action by the shareholders without a meeting, any action that may be authorized or taken at a meeting of the shareholders may also be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing setting signed by all shareholders who would be entitled to notice of a meeting. The effect of this provision of the ORC is that, generally, shareholders may act by unanimous written consent of all of the shareholders entitled to vote. RPM's Articles and Code do not prohibit the taking of action by the shareholders in writing by unanimous written consent.

     Under Delaware law, unless a corporation's certificate of incorporation provides otherwise, any action to be taken or which can be taken at a meeting of stockholders may be taken without a meeting if a consent in writing is signed by all of the stockholders having not less than the number of votes needed to approve the action at a meeting.

     RPM-Delaware's certificate of incorporation prohibits the taking of an action by stockholders without a meeting. This provision has substantially the same effect as the ORC since under Ohio law, shareholders generally may only act by written consent if that consent is unanimous. RPM-Delaware's certificate of incorporation provides that shareholders may act only at an annual or special meeting and not by written consent. The elimination of this right will have no practical effect on shareholders given the unlikelihood of obtaining the unanimous written consent of the Company's very large shareholder base with respect to any proposed action.

SPECIAL STOCKHOLDERS' MEETINGS

     Ohio law provides that a special meeting of shareholders may be called by
(1) the Chairman of the Board, (2) the President, (3) the directors by action at a meeting or a majority of the directors acting without a meeting, (4) persons holding 25% of all shares outstanding and entitled to vote at such meeting (unless the articles or regulations specify a smaller or larger proportion but not more than fifty percent) or (5) such other officers or persons specified in the articles or regulations.

     RPM's Code provides that, unless otherwise prescribed by law, a special meeting of the shareholders may be called only by (1) the Chairman of the Board,
(2) the President, (3) the Directors by action at a meeting or a majority of the Directors acting without a meeting or (4) persons holding at least 45% of all shares outstanding and entitled to vote at the meeting.

     Delaware law provides that a special meeting of stockholders may be called by the board of directors or by other persons authorized by the certificate of incorporation or by-laws.

     RPM-Delaware's by-laws provide that, unless otherwise prescribed by law, a special meeting of the stockholders may be called by (1) the Chairman of the Board or (2) the President, (3) the majority of the Board of Directors and (4) the Chairman of the Board or the President at the written request of the majority of the voting power of the corporation.

CUMULATIVE VOTING OF SHARES

     Where cumulative voting is permitted, it provides that each share is entitled to as many votes as there are directors to be elected, and each shareholder may cast all his votes for a single candidate or distribute such votes among two or more candidates.

     In accordance with Ohio law, cumulative voting (unless eliminated by an amendment of the articles of incorporation) is required to be available for the election of directors if notice to such effect is given by a shareholder prior to a meeting of shareholders and an announcement to such effect is made at such meeting. RPM's Articles do not prohibit cumulative voting.

     Under Delaware law, shareholders of a corporation cannot elect directors by cumulative voting unless its certificate of incorporation so provides. RPM-Delaware's certificate of incorporation does not provide for cumulative voting. As a result, a plurality of the stockholders of RPM-Delaware voting are able to elect all directors then being elected.

NUMBER AND ELECTION OF DIRECTORS; CLASSIFIED BOARD

     Under Ohio law, the number of directors of a corporation may not be less than three (unless the corporation has less than three shareholders). Ohio law permits the articles of incorporation or code regulations of a corporation to contain provisions classifying the directors into two or three classes consisting of not less than three directors in each class (unless the corporation has less than three shareholders in which event the number of directors in each class may be less than three but not less than the number of shareholders entitled to elect directors to each class). The term of each class need not be the same but no term for any class may exceed three years. The Board currently has twelve Directors who are split into three classes of four.

     RPM's Code provides that the Board of Directors will consist of the number of Directors, not less than nine nor more than 15, as determined by the affirmative vote of a majority of the shares which are represented at an annual or special meeting and entitled to vote on the proposal, so long as a quorum is present at such meeting, or as the Directors may determine from time to time. The Code also provides that the Board is to be divided into three classes with each class consisting of not less than three Directors.

     The persons elected as Directors of the Company at the Annual Meeting, as well as the persons whose terms as Directors of the Company will continue following the meeting (with the exception of Lorrie Gustin, who intends to resign as of the date of the Annual Meeting of Shareholders), will serve as the Directors of RPM-Delaware.

     Delaware law provides that a corporation may have one or more directors. The number of directors may be fixed by or in the manner provided in the by-laws, unless the certificate of incorporation fixes the number of directors. Additionally, the certificate of incorporation or by-laws may contain provisions classifying the directors into two or three classes. Under Delaware law, there is no minimum number of directors per class.

     Pursuant to RPM-Delaware's certificate of incorporation and by-laws, its Board of Directors shall consist of not less than nine nor more than 15 Directors to be divided into three classes, as nearly equal in number as is possible. Within these parameters, the number of Directors may be changed by the affirmative vote of the holders of a majority of the stock or as the Directors may determine from time to time. The number of Directors set by the stockholders at any meeting may not be greater by more than one Director and no reduction by stockholders can act to shorten the term of any incumbent Director. These provisions are almost identical to the provisions regarding the number, election and terms of Directors currently contained in RPM's Code.

BOARD VACANCIES

     Under Ohio law, unless the articles of incorporation or code of regulations provide otherwise, the remaining directors (even if less than a majority of the whole authorized number of directors) may, by the vote of a majority of such remaining directors, fill any vacancy on the board of directors for the unexpired term if a vacancy occurs because the shareholders do not elect the whole number of authorized directors or the shareholders increase the number of directors and fail at the meeting at which the number of directors was increased to elect additional directors.

     RPM's Code provides that if the office of any Director becomes vacant for any reason, the remaining Directors, even if less than a quorum, may choose a successor to hold the Director's office for the remainder of the unexpired term.

     Delaware law permits a majority of the remaining directors to fill any vacancy resulting from an increase in the authorized number of directors elected by all the stockholders voting as a single class.

     RPM-Delaware's certificate of incorporation and by-laws provide that whenever any vacancy occurs in the board by reason of death, resignation, disqualification, removal or otherwise, it shall be filled by a majority vote of the remaining Directors, even though less than a quorum, or by a sole remaining Director and such successor shall hold office until the next annual meeting of stockholders at which the class of Directors in which the vacancy occurred is elected and until a successor shall have been duly elected and qualified, unless sooner displaced.

LIABILITY AND INDEMNIFICATION OF DIRECTORS

     Under Delaware law, a director of the corporation shall not be personally liable to the corporation or its stockholders for breach of fiduciary duty as a director, except for: (1) a breach of the director's duty of loyalty to the corporation or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) liability under Section 174 of Delaware law; or (4) for any transaction in which the director derived an improper benefit.

     Ohio law provides, with certain limited exceptions, that a director may be held liable in damages for his or her acts or omissions as a director only if it is proved by clear and convincing evidence that the director undertook the act or omission with deliberate intent to cause injury to the corporation or with reckless disregard for its best interests.

     Under Delaware law, Delaware corporations may indemnify directors from liability if the director acted in good faith and in a manner reasonably believed by the director to be in or not opposed to the best interests of the corporation, and, with respect to any criminal actions, if the director had no reasonable grounds to believe his or her action was unlawful. In the case of an action by or on behalf of a corporation, indemnification may not be made if the person seeking indemnification is adjudged liable, unless the court in which such action was brought determines such person is fairly and reasonably entitled to indemnification. The indemnification provisions of Delaware law require indemnification of a director who has been successful on the merits or otherwise in defense of any action, suit or proceeding that he or she was a party to by reason of the fact that he or she is or was a director of the corporation. Delaware law permits corporations to advance amounts to directors in payment of expenses. The indemnification authorized by Delaware law is not exclusive and is in addition to any other rights granted to directors under the certificate of incorporation or by-laws of the corporation or to any agreement between the directors and the corporation.

     Under Ohio law, Ohio corporations are permitted to indemnify directors and certain other persons within prescribed limits and must indemnify them under certain circumstances. The indemnification provisions of Ohio law require indemnification of a director who has been successful on the merits or otherwise in defense of any action, suit or proceeding that he or she was a party to by reason of the fact that he or she is or was a director of the corporation. In all other cases, if it is determined that a director acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary, except as provided otherwise by a corporation's articles of incorporation, code of regulations, or by contract. Ohio law provides that, unless at the time of a director's act or omission, the articles of incorporation or code of regulations provide otherwise, a director (but not an officer, employee, or agent) is entitled to mandatory advancement of expenses, including attorneys' fees, incurred in defending any action, including on behalf of a corporation, brought against the director, provided that the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that such director's act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation's best interests. In the case of an action by or on behalf of a corporation, indemnification may not be made (1) if the person seeking indemnification is adjudged liable for negligence or misconduct, unless the court in which such action was brought determines such person is fairly and reasonably entitled to indemnification or (2) if liability asserted against such person concerns certain unlawful distributions. The indemnification authorized by Ohio law is not exclusive and is in addition to any other rights granted to directors under the articles of incorporation or regulations of the corporation or to any agreement between the directors and the corporation.

     RPM's indemnification arrangements are set forth in its Code. Article Sixth of the Code provides that the Company shall indemnify any person against expenses and liability actually imposed upon or reasonably incurred by him in connection with the defense of either any action, suit, or proceeding to which he may be a party defendant or any claim of liability asserted against him by reason of the fact that he is or was a Director, officer, employee, or agent of the Company or he is or was serving at the request of the corporation as a Director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his action was unlawful.

     With respect to actions brought by or in the right of the Company to procure a judgment in the Company's favor, RPM, is not required to indemnify any Director or officer in any matter in which he is adjudged to be liable by reason of negligence or misconduct in the performance of his duties as such Director or officer unless the court determines that the person is fairly and reasonably entitled to such indemnity.

     In addition, unless ordered by a court, indemnification shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Director, trustee, officer, employee or agent is proper. This determination is made by (i) a majority vote of a quorum of Directors who are not party to or threatened with the action, (ii) independent legal counsel,
(iii) the shareholders or (iv) a court. The indemnification provided for in the Code is not exclusive of any other rights to which such director, officer or employee may be entitled to under RPM's Articles or Code, any agreement, any insurance purchased by the Company, any vote of shareholders or otherwise.

     The indemnification provisions in RPM-Delaware's certificate of incorporation are substantially similar to RPM's indemnification provisions discussed above.

     RPM has agreements with each of its Directors that provide substantially the same rights to indemnification as provided under Ohio law. If the Proposed Reincorporation is approved, RPM-

Delaware plans to implement similar agreements with each of its Directors, based upon the provisions of Delaware law.

CONSIDERATION OF CONSTITUENCIES

     Under applicable Ohio law, a director is permitted, in determining what the director reasonably believes to be the best interests of the corporation, to consider, in addition to the interests of the corporation's shareholders, any of the following: (1) the interests of the corporation's employees, suppliers, creditors, and customers; (2) the economy; (3) the community and societal considerations; and (4) the long-term and short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

     Delaware law contains no comparable provisions.

     SINCE BROKER NON-VOTES AND ABSTENTIONS WILL HAVE THE EFFECT OF A NEGATIVE VOTE WITH RESPECT TO THE PROPOSED REINCORPORATION, THE COMPANY'S BOARD OF DIRECTORS URGES THE COMPANY'S SHAREHOLDERS TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED, POSTAGE-PREPAID ENVELOPE.

                                 PROPOSAL THREE

                    INCREASE IN NUMBER OF AUTHORIZED SHARES;
                  ADDITION OF CLASS OF SERIAL PREFERRED STOCK

     The Articles of RPM currently authorize the Company to issue up to 200,000,000 Common Shares. The certificate of incorporation of RPM-Delaware authorizes RPM-Delaware to issue up to 300,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. The Board of Directors of RPM-Delaware has no immediate plans to issue a significant number of additional shares of Common Stock. However, the larger number of authorized shares of Common Stock provided for in the RPM-Delaware certificate of incorporation will provide RPM-Delaware with the certainty and flexibility to undertake various types of transactions, including stock splits (in the form of stock dividends), stock-based acquisitions, financings, increases in the shares reserved for issuance pursuant to stock incentive plans, or other corporate transactions not yet determined.

     As a result of the general growth rates experienced by the Company, the Board of Directors of the Company has a history of approving stock splits. In order for the Board of Directors of RPM-Delaware to continue to respond to the growth in its business which may occur in the future with the same flexibility the Company has had, RPM-Delaware must have a sufficient number of authorized shares to cover appropriate levels of stock dividends. In addition, the increase will make available additional shares of Common Stock for acquisitions, employee benefit plans, public or private stock offerings and other corporate purposes. The Company does not presently have any agreements or understandings with respect to transactions which would call for the issuance of any of the addition shares of Common Stock, although management is continuously investigating various acquisition possibilities. RPM-Delaware's stockholders will have no pre-emptive rights with respect to the issuance of additional shares and, except under certain circumstances provided for by the New York Stock Exchange, Delaware law or RPM-Delaware's certificate of incorporation, the issuance of additional shares of Common Stock would not require further stockholder approval.

     RPM-Delaware's certificate of incorporation will also include a provision that authorizes a new class of 50,000,000 shares of Preferred Stock, which provision will allow the Board of Directors of RPM-Delaware, without further action or authorization by the stockholders (unless required in the specific circumstances by applicable law or regulations or stock exchange rules), to authorize the issuance of shares of Preferred Stock from time to time in one or more series and to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, and all other relevant terms of each such series of Preferred Stock at the time of issuance. Such terms may include the following: (i) the number of shares constituting such series, (ii) the dividend rights, if any, (iii) voting rights, (iv) whether, and upon what terms, the shares of such series would be redeemable, (v) whether, and upon what terms, the shares of such series would be convertible into, or exchangeable for, other securities, (vi) whether a sinking fund would be provided for the redemption of the shares of such series and, if so, the terms of the sinking fund and (vii) other preferences, powers, qualifications, special or relative rights and privileges and limitations or restrictions of such preferences, if any.

     The Board of Directors believes that the provision authorizing the issuance of Preferred Stock will provide flexibility for future financing purposes and the Board has no present intention to issue any series of Preferred Stock. RPM-Delaware could also issue Preferred Stock for other corporate purposes, such as to make acquisitions or structure mergers, although no issuances for such purposes are contemplated at this time. The Board of RPM-Delaware will have the authority to specify the precise characteristics of the series of Preferred Stock to be issued, depending on market conditions existing at that time and the nature of the specific transaction.

     The issuance of such shares could be used to discourage attempts to acquire control of RPM-Delaware, which attempts the Board of Directors of RPM-Delaware may oppose. The Board represents that it will not issue, without prior shareholder approval, any series of Preferred Stock for any defensive or anti-takeover purpose or with features intended to make any attempted acquisition of RPM-Delaware more difficult or costly. No Preferred Stock will be issued to any individual or group for the purpose of creating a block of voting power to support management on a controversial issue. Consequently, the Board of Directors believes that, as structured, the Preferred Stock provision is in the best interests of shareholders because the provision (i) is consistent with sound corporate governance principles and (ii) enhances the ability of RPM-Delaware to take advantage of financing alternatives and possible acquisition transactions.

     The affirmative vote of the holders of a majority of the Company's Common Shares outstanding as of the August 16, 2002, the record date, will be required to approve this proposal. If this proposal is not approved by the shareholders but the shareholders approve the Proposed Reincorporation proposal, the Company will reset the authorized shares of Common Stock of RPM-Delaware to 200,000,000, as currently authorized for RPM, and then complete the Proposed Reincorporation. IF THE PROPOSED REINCORPORATION IS NOT APPROVED, THE COMPANY WILL NOT SEEK SHAREHOLDER APPROVAL OF THE INCREASE IN ITS AUTHORIZED SHARES OR THE ADDITION OF A CLASS OF PREFERRED STOCK AT THIS TIME. THE BOARD OF DIRECTORS HAS APPROVED THIS PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO SET THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF RPM-DELAWARE AT 300,000,000 AND TO ADD A CLASS OF PREFERRED STOCK.

                                 PROPOSAL FOUR

               ADOPTION OF RPM, INC. 2002 PERFORMANCE ACCELERATED
                             RESTRICTED STOCK PLAN

BACKGROUND

     The Company's shareholders will be asked at the meeting to vote on a proposal to approve the adoption of the RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan (the "Performance Accelerated Plan"). The Performance Accelerated Plan was approved and adopted by the Compensation Committee on July 17, 2002 and by the Board of Directors on July 22, 2002, effective as of June 1, 2002, subject to shareholder approval. Although the Company is not required, under either the rules of the Securities and Exchange Commission or the New York Stock Exchange, to submit the Performance Accelerated Plan to a vote of the shareholders, the Company's management felt that submission of the plan to the shareholders for their consideration and approval was appropriate. The Performance Accelerated Plan will not be considered a performance-based compensation plan satisfying the requirements of Section 162(m) of the Internal Revenue Code, even with the approval of the shareholders, and, therefore, payments made by the Company under the plan may not be entirely tax deductible.

     The following is a summary of the material features of the Performance Accelerated Plan and is qualified in its entirety by reference to it. A copy of the plan is attached as Appendix F to this Proxy Statement.

PURPOSE

     The purpose of the Performance Accelerated Plan will be to provide certain key officers of the Company or its subsidiaries with (i) an incentive to remain with the Company or its subsidiaries and to exert their best efforts on behalf of the Company in order to enhance the long-term performance and profitability of the Company and its subsidiaries and (ii) an opportunity to acquire a proprietary interest in the success of the Company and its subsidiaries. The Performance Accelerated Plan will further align the interests of shareholders and plan participants by awarding Common Shares of the Company that are subject to certain vesting and forfeiture restrictions (the "Restricted Shares") at fair market value, thereby providing additional incentive for the participants to increase the value of the Company's Common Shares.

ADMINISTRATION AND DURATION

     The Performance Accelerated Plan will be administered by the Compensation Committee of the Board of Directors, with the Board having the discretion and authority to assume the administration of such plan. Each member of the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Compensation Committee will determine which officers are eligible participants under the plan. The Compensation Committee will also have the exclusive authority to determine whether the performance goals of any restricted stock agreement entered into under the plan have been satisfied. The Performance Accelerated Plan will expire on May 31, 2012 or such earlier date as may be determined by the Board of Directors.

SECURITIES SUBJECT TO THE PERFORMANCE ACCELERATED PLAN

     The Company will award authorized and unissued or treasury Common Shares under the Performance Accelerated Plan. The maximum aggregate number of Common Shares to be issued under the plan will not exceed 1,000,000 Common Shares, except that in the event of any share split or combination, recapitalization, reorganization or stock dividend, or similar occurrence, the Compensation Committee may make an appropriate adjustment in the Common Shares subject to the Performance Accelerated Plan.

ELIGIBILITY

     The Compensation Committee will, from time to time and in its exclusive discretion, determine those officers of the Company and its subsidiaries who are eligible to receive awards of Restricted Shares. Only officers of the Company or its subsidiaries, including employee Directors who are not members of the Compensation Committee, are eligible to participate in the Performance Accelerated Plan.

PARTICIPATION AND GRANTS OF RESTRICTED SHARES

     The Performance Accelerated Plan provides for the granting of Restricted Shares to eligible officers. The Restricted Shares will be Common Shares of the Company which are forfeitable and nontransferable for a specified period of time. The transfer restrictions remain in place until the earlier of: (i) the achievement of all performance goals during any fiscal year beginning prior to June 1, 2011, which performance goals will be determined by the Compensation Committee and set forth in a restricted stock agreement entered into in connection with the plan, or (ii) May 31, 2012, at which time the restrictions will lapse if the participant was continually employed with the Company or a subsidiary from June 1, 2002 until May 31, 2012, subject to all other provisions of the plan. The performance goals for the initial grants, as set forth in the restricted stock agreements, are as follows: (a) Company earnings of at least $200,000,000 and (b) earnings per share of at least $1.75. If a participant's employment is terminated (for reasons other than a change of control or death or disability), any Restricted Shares granted under the Performance Accelerated Plan whose restrictions have not lapsed will be forfeited and returned to the Company. If a participant's service to the Company and its subsidiaries is terminated on account of death or total disability before the lapse of restrictions, or in the event of a "change in control" of the Company (as defined in the Performance Accelerated Plan), all restrictions will lapse.

SHAREHOLDER RIGHTS

     The Compensation Committee may require that the Company or an escrow agent retain possession of the certificates representing the Restricted Shares with respect to which all of the restrictions have not lapsed. Notwithstanding retention of the certificates by the Company or an escrow agent, the participants in whose name any certificate is issued will have all rights of a shareholder of the Company, including dividend and voting rights.

AMENDMENTS

     The Board of Directors may amend the Performance Accelerated Plan as it may deem advisable, except that no amendment may impair the rights of participants who have been awarded, or have been granted the right to an award of Restricted Shares, without the participants' prior written consent. In addition, no amendment to increase the 1,000,000 Common Shares that may be issued under the plan may be made without shareholder approval.

FEDERAL TAX CONSEQUENCES

     The restricted stock agreements entered into in connection with the Performance Accelerated Plan will preclude a participant from making an election under Section 83(b) of the Internal Revenue Code. Consequently, there will be no tax consequences as a result of the grant of Restricted Shares until the Restricted Shares are no longer subject to forfeiture. Generally, when the forfeiture restrictions expire, the holder will recognize ordinary income, and the Company may be entitled to a deduction (to the extent the aggregate of any compensation payments made by the Company to certain key executives do not exceed $1,000,000) in an amount equal to the fair market value of the Common Shares at that time. Section 162(m) of the Internal Revenue Code disallows a tax deduction for certain compensation paid in excess of $1,000,000 to certain key executive officers. However, the regulations promulgated under Section 162(m) provide an exception from the $1,000,000 limitation for various forms of compensation, including "performance-based" compensation. The Performance Accelerated Plan will not be considered a performance-based compensa-tion plan satisfying the requirements of the regulations under Section 162(m) and, therefore, payments made by the Company under the plan may not be entirely tax deductible. The Compensation Committee has discretion, under certain circumstances, to transfer the Restricted Shares of a participant to the participant's account under the Deferred Compensation Plan so that the Company will be entitled to a deduction under the Section 162(m) regulations at a future date. In the event that Restricted Shares are not transferred to the Deferred Compensation Plan, subsequently realized changes in the value of shares, after the forfeiture restrictions expire, generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the Common Shares are held prior to disposition of such shares.

NEW PLAN BENEFITS

     An initial award of shares has been made under the Performance Accelerated Plan. Decisions regarding future awards have not been made. Subject to shareholder approval of the plan, the following table sets forth the amount and dollar value of the initial awards to be received by each of the following persons under the Performance Accelerated Plan:

               RPM, INC. 2002 PERFORMANCE ACCELERATED RESTRICTED
                                   STOCK PLAN

NAME AND POSITION                                           NUMBER OF SHARES(1)    DOLLAR VALUE(2)
-----------------                                           --------------------   ----------------
Thomas C. Sullivan                                                      --                    --
  Chairman of the Board and
  Chief Executive Officer
James A. Karman                                                         --                    --
  Vice Chairman
Frank C. Sullivan                                                   85,000            $1,019,150
  President and Chief Operating
  Officer
P. Kelly Tompkins                                                   40,000            $  479,600
  Vice President, General
  Counsel and Secretary
Robert L. Matejka                                                   40,000            $  479,600
  Vice President, Chief Financial
  Officer and Controller
Executive Group                                                    285,000            $3,417,150
Non-Executive Director Group                                             0            $        0
Non-Executive Officer Group                                        199,800            $2,395,602

---------------

(1) On July 17, 2002, the Compensation Committee adopted and approved the Performance Accelerated Plan and made the initial award of Restricted Shares, which award was effective as of July 22, 2002, subject to approval of the plan by the Board of Directors and the Company's shareholders. The Board of Directors approved the plan on July 22, 2002, subject to shareholder approval.

(2) The dollar value of the awards is based on the closing price of the Company's Common Shares on July 22, 2002, the effective date of the grant.

     The affirmative vote of the holders of a majority of the Common Shares present, either in person or by proxy, at the meeting is required for the approval and adoption of the Performance Accelerated Plan. Therefore, shareholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE RPM, INC. 2002 PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN.

                              INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected the firm of Ciulla, Smith & Dale, LLP, independent certified public accountants, to examine and audit the financial statements of the Company and its subsidiaries for the fiscal year ending May 31, 2003. This firm has served as independent auditors for the Company since 1964. A representative of Ciulla, Smith & Dale, LLP will be present at the Annual Meeting and will have an opportunity to make a statement should he so desire. The representative also will be available to respond to appropriate questions from shareholders.

                 SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2003 must be received by the Company (addressed to the attention of the Secretary) on or before [May 1], 2003. Any shareholder proposal to be submitted at the Company's 2003 Annual Meeting of Shareholders and not included in the Company's Proxy Statement will be considered untimely, and the Company may use its discretion in voting proxies with respect to such proposal, unless notice thereof is received by the Secretary of the Company by [July 16], 2003. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware and the Company's By-Laws (assuming the Proposed Reincorporation is approved).

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-K should be directed to:

                               P. Kelly Tompkins, Secretary
                               RPM, Inc.
                               P.O. Box 777
                               Medina, Ohio 44258

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

     By Order of the Board of Directors.

                                                    P. KELLY TOMPKINS
                                                        Secretary
August [29], 2002

                                   APPENDIX A
                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of
               , 2002 among RPM, Inc., an Ohio corporation (the "Company"), RPM
International Inc., a Delaware corporation ("New Parent"), and                ,
an Ohio corporation and wholly-owned subsidiary of New Parent ("Merger Sub" and, together with the Company, the "Constituent Corporations").

     WHEREAS, the Company and Merger Sub desire to merge on the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the respective Boards of Directors of New Parent and each of the Constituent Corporations deems it advisable and in the best interests of each of such corporation and their respective shareholders that Merger Sub be merged with and into the Company and have approved this Agreement and the Merger (as defined below);

     WHEREAS, this Agreement and the Merger have been approved by the shareholders of the Company and the sole shareholder of Merger Sub;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Constituent Corporations hereby agrees that Merger Sub will be merged with and into the Company in accordance with the provisions of the laws of the State of Ohio, upon the terms and subject to the conditions set forth as follows:

                                   ARTICLE I

                          THE CONSTITUENT CORPORATIONS

SECTION 1.1 THE COMPANY

     The Company is a corporation duly organized and existing under the laws of the State of Ohio and has an authorized capital of 200,000,000 common shares, without par value (the "Company Common Shares"). As of the date of this
Agreement,                Company Common Shares are issued and outstanding and
               Company Common Shares are issued and held in treasury.

SECTION 1.2 MERGER SUB

     Merger Sub is a corporation duly organized and existing under the laws of
the State of Ohio and has an authorized capital of                common shares,
without par value (the "Merger Sub Common Shares"). As of the date of this
Agreement,                Merger Sub Common Shares are issued and outstanding.

                                   ARTICLE II

                                   THE MERGER

SECTION 2.1 THE MERGER

     Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Ohio Revised Code (the "ORC"), at the Effective Time (as hereinafter defined) Merger Sub will be merged with the Company and the separate corporate existence of Merger Sub will thereupon cease (the "Merger"). The Company will be the surviving corporation in the Merger (hereinafter sometimes referred to as the "Surviving Corporation") and will be a wholly-owned subsidiary of the New Parent.

SECTION 2.2 EFFECTIVE TIME

     The Merger will become effective on the date and at the time at which the filing of a Certificate of Merger with the Secretary of State of the State of Ohio has occurred in the manner required to cause the Merger to become effective under the applicable provisions of the ORC (the "Effective Time").

SECTION 2.3 EFFECTS OF THE MERGER

     At the Effective Time, the Merger will have the effects provided for herein and in the relevant provisions of the ORC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Merger Sub will vest in the Surviving Corporation, and all debts, liabilities and duties of Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

                                  ARTICLE III

                           THE SURVIVING CORPORATION

SECTION 3.1 ARTICLES OF INCORPORATION AND REGULATIONS

     (a) At the Effective Time, the Articles of Incorporation of the Surviving Corporation will be those of Merger Sub immediately prior to the Effective Time.

     (b) At the Effective Time, the Regulations of the Surviving Corporation will be those of Merger Sub immediately prior to the Effective Time.

SECTION 3.2 DIRECTORS AND OFFICERS

     At and after the Effective Time, the board of directors of the Surviving Corporation will be comprised of the directors of Merger Sub immediately prior to the Effective Time, and the officers of the Surviving Corporation will be the officers of Merger Sub immediately prior to the Effective Time, in each case until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Regulations in effect after the Effective Time.

                                   ARTICLE IV

                TREATMENT OF SHARES OF CONSTITUENT CORPORATIONS

SECTION 4.1 CONVERSION OF SHARES

     At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company, New Parent or Merger
Sub:

          (a) each Company Common Share issued and outstanding immediately prior to the Effective Time will, subject to Section 4.3 hereof, be converted into and become one share of common stock, $.01 par value per share, of New Parent ("New Common Stock");

          (b) each Company Common Share which is held in the treasury of the Company immediately prior to the Effective Time will, by virtue of the Merger, cease to be issued and shall be canceled and retired without payment of any consideration therefor;

          (c) each Merger Sub Common Share issued and outstanding immediately prior to the Effective Time will be converted into and become one common share, without par value, of the Surviving Corporation; and

          (d) each share of New Common Stock issued and outstanding immediately prior to the Effective Time, if any, will be canceled and will cease to exist and no payment or distribution will be made with respect thereto, and such shares will be returned to the status of authorized but unissued shares.

SECTION 4.2 STOCK CERTIFICATES

     At and after the Effective Time, each certificate theretofore representing Company Common Shares, without any action on the part of the Company, New Parent or the holder thereof, will be deemed to represent an equivalent number of shares of New Common Stock and will cease to represent any rights in any Company Common Shares.

SECTION 4.3 DISSENTING SHARES

     (a) Notwithstanding anything to the contrary contained in this Agreement, holders of Company Common Shares with respect to which dissenters' rights, if any, are granted by reason of the Merger under the ORC and who do not vote in favor of the Merger and otherwise comply with Section 1701.85 of the ORC ("Dissenting Shares"), shall not be entitled to shares of New Common Stock pursuant to Section 4.1(a) hereof, unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Merger under the ORC, and shall be entitled to receive only the payment provided for by Section 1701.85 of the ORC. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder's dissenters' rights under the ORC, such holder's Dissenting Shares shall thereupon be deemed to be outstanding shares of New Common Stock.

     (b) Any payments relating to Dissenting Shares will be made solely by the Surviving Corporation and no funds or other property have been or will be provided by New Parent or any of its other direct or indirect subsidiaries for such payment.

SECTION 4.4 CLOSING OF TRANSFER BOOKS

     From and after the Effective Time, the stock transfer books of the Company (but not of the Surviving Corporation) will be closed and no transfer of shares of Company Common Shares will thereafter be made. If, after the Effective Time, certificates formerly representing Company Common Shares are presented to the Surviving Corporation, they will be canceled and exchanged for certificates representing shares of New Common Stock as set forth in Section 4.3 hereof.

                                   ARTICLE V

                                 MISCELLANEOUS

SECTION 5.1 AUTHORIZED CAPITAL OF NEW PARENT

     If the shareholders of the Company approve and adopt a proposal to increase the number of shares of common stock of New Parent from 200,000,000 to 300,000,000, and to add a class of serial preferred stock in the amount of 50,000,000 shares at the meeting held to consider this Agreement and the Merger, New Parent will have the authority to issue up to 350,000,000 shares, consisting of 300,000,000 shares of New Common Stock and 50,000,000 shares of preferred stock, par value $0.01 (the "New Parent Preferred Stock"). If, however, the shareholders of the Company do not approve and adopt the foregoing proposal, the authorized number of shares of New Common Stock of New Parent will be 200,000,000 (the number of Company Common Shares that the Company had the authority to issue immediately prior to the Effective Time), and New Parent will not have the authority to issue any New Parent Preferred Stock.

SECTION 5.2 ASSIGNMENT AND ASSUMPTION OF EMPLOYEE BENEFIT PLANS; SHARE
EQUIVALENTS

     At the Effective Time, the Company hereby assigns to New Parent and New Parent hereby assumes all of the employee benefit plans (the "Benefit Plans") of the Company existing immediately before the Effective Time, including without limitation the Benefit Plans listed in Exhibit A hereto. As a result of this assignment and assumption, New Parent will become the sponsor of each Benefit Plan and will assume all of the powers, authorities, duties, responsibilities and obligations of the Company to the extent indicated in each Benefit Plan, including but not limited to assuming the role of Benefit Plan administrator where indicated.

     To the extent that law and contract permit, the execution of this Agreement shall be deemed to accomplish the assignments and assumptions referred to above. To the extent that law or contract may require additional documentation, or if it would be expeditious to execute such documents whether or not legally required, Company and New Parent may execute such documents as may be appropriate to further the purposes of the assignment and assumption and to accomplish and complete such assignments and assumptions, including but not limited to any appropriate amendments to the Benefit Plans.

     The assignment and assumption provisions above shall be interpreted in light of the parties' intent that the Benefit Plans that are intended to be qualified under the Internal Revenue Code of 1986, as amended (the "Code") and/or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including but not limited to the tax-qualified retirement plans and incentive stock option plans, should continue to qualify under and comply with the applicable requirements of the Code and ERISA, as appropriate.

     With respect to each Benefit Plan the benefits of which are based on Company Common Shares, or the equivalent value of such shares, each outstanding and unexercised option, grant, right to purchase, or other right to acquire such Company Common Shares shall be converted at the Effective Time into the same option, grant, right to purchase, or other right to acquire shares of New Common Stock, at the same exercise or conversion price per share, and the same terms and subject to the same conditions, as set forth in the applicable Benefit Plan in effect at the Effective Time. In addition, the same number of shares of New Common Stock will be reserved for purposes of the Benefit Plans as is equal to the number of Company Common Shares so reserved as of the Effective Time.

SECTION 5.3 TAX CONSEQUENCES

     The parties hereto intend that the Merger shall constitute a transfer of property by the holders of the Company Common Shares to New Parent governed by
Section 351 of the Code or a reorganization pursuant to Section 368(a)(1)(B) of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Section 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

SECTION 5.4 INDEMNIFICATION

     Immediately following the Effective Time, the Company will, to the extent set forth in its Articles of Incorporation, Regulations, and any Indemnity Agreements existing immediately prior to the Effective Time, indemnify and hold harmless, each current and former director or officer of New Parent and Merger Sub and their respective subsidiaries, as a director, officer, trustee, partner, fiduciary, employee, or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan, or enterprise (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding, or investigation (whether arising before or after the Effective Time), whether civil, administrative, criminal, or investigative, arising out of or pertaining to any action or omission in their capacities as officers or directors of New Parent or Merger Sub, in each case occurring before the Effective Time

(including transactions contemplated by this Agreement). Without limiting the foregoing, in the event of any such claim, action, suit, proceeding, or investigation, (i) the Company will pay the reasonable fees and expenses of counsel selected by any Indemnified Party, which counsel will be reasonably satisfactory to the Company, promptly after statements therefore are received and (ii) the Company will reasonably cooperate in the defense of any such matter, provided, however, that the Company will not be liable for any settlement effected without its written consent (which consent will not be unreasonably withheld or delayed). In the event that any claim or claims for indemnification are asserted or made, all rights to indemnification in respect of any such claim or claims will continue until the disposition of any and all such claims.

SECTION 5.5 AMENDMENT

     This Agreement may be amended by written agreement of the parties hereto at any time prior to the Effective Time.

SECTION 5.6 ABANDONMENT

     At any time prior to the Effective Time, this Agreement may be terminated and abandoned by the unilateral action of the appropriate officers, as authorized by the Board of Directors of the Company.

SECTION 5.7 STATUTORY AGENT IN OHIO

     The name and address of the statutory agent in Ohio upon whom any process, notice or demand against Merger Sub or the Surviving Corporation may be served is:

     The Prentice-Hall Corporation System, Inc.
     50 West Broad Street
     Columbus, Ohio 43215

SECTION 5.8 COUNTERPARTS

     This Agreement may be executed in two or more counterparts, all of which will be considered one and the same agreement and will become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

SECTION 5.9 GOVERNING LAW

     This Agreement will be governed by, and construed in accordance with, the laws of the State of Ohio, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          RPM, INC.

                                          --------------------------------------
                                          By: Thomas C. Sullivan
                                          Its: Chairman and Chief Executive
                                          Officer

                                          RPM INTERNATIONAL INC.

                                          --------------------------------------
                                          By: Frank C. Sullivan
                                          Its: President and Chief Operating
                                          Officer

                                          --------------------------------------
                                          By: P. Kelly Tompkins
                                          Its: Secretary

                                   EXHIBIT A
                                       TO
                          AGREEMENT AND PLAN OF MERGER

                     Employee Benefit Plans of the Company

Qualified Retirement Plans and Trusts
-------------------------------------
RPM, Inc. Retirement Plan
RPM, Inc. Master Retirement Trust
RPM, Inc. Union Retirement Plan
Trust Agreement for RPM, Inc. Union Retirement Plan
RPM, Inc. 401(k) Trust and Plan
RPM, Inc. Union 401(k) Retirement Savings Trust and Plan

Stock Plans and Related Documents
---------------------------------
RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan
RPM, Inc. Deferred Compensation Plan (2002)
RPM, Inc. Deferred Compensation Trust
RPM, Inc. 1997 Restricted Stock Plan
RPM, Inc. 1996 Key Employees Stock Option Plan, as amended 5/3/01
RPM, Inc. 1989 Stock Option Plan, as amended
RPM, Inc. Benefit Restoration Plan (1991)
RPM, Inc. Employee Stock Purchase Plan

Welfare and Fringe Benefit Plans
--------------------------------
RPM, Inc. Health and Welfare Plan
RPM, Inc. Flexible Benefits Plan
RPM, Inc. Life and Disability Welfare Plan
RPM Retiree Medical Premium Payment Plan

     NOTE: If Proposal Two (Reincorporation from Ohio to Delaware) is approved and adopted by the Company's shareholders and Proposal Three (Increase in Number of Authorized Shares; Addition of Class of Serial Preferred Stock) is approved and adopted, the Amended and Restated Certificate of Incorporation of RPM-Delaware will be in the form set forth below. If Proposal Two is approved and adopted by the Company's shareholders, but Proposal Three is not approved, the Amended and Restated Certificate of Incorporation of RPM-Delaware will be in the form set forth below, with the exception that RPM-Delaware will have the authority to issue 200,000,000 shares of common stock and all references to preferred stock in the Amended and Restated Certificate of Incorporation will be eliminated.

                                   APPENDIX B

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                             RPM INTERNATIONAL INC.

                                   ARTICLE I

     The name of the corporation is RPM International Inc. (hereinafter, the "Company").

                                   ARTICLE II

     The address of the Company's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The name of the Company's registered agent at such address is Corporation Service Company.

                                  ARTICLE III

     The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the "DGCL").

                                   ARTICLE IV

     Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 350,000,000 shares, consisting of 300,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

     Section 2. Preferred Stock. The Preferred Stock may be issued in one or more series. The Board of Directors of the Company (the "Board") is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any such series and the designation, relative powers, preferences, rights and qualifications, limitations or restrictions of such series. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:

          (a) the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

          (b) the voting powers, if any, and whether such voting powers are full or limited in such series;

          (c) the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

          (d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series, and the dates and preferences of dividends on such series;

          (e) the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;

          (f) the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Company or any other corporation or other entity and the rates or other determinants of conversion or exchange applicable thereto;

          (g) the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;

          (h) the provisions, if any, of a sinking fund applicable to such series; and

          (i) any other relative, participating, optional or other special powers, preferences or rights and qualifications, limitations or restrictions thereof;

all as may be determined from time to time by the Board and stated or expressed in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a "Preferred Stock Designation").

     Section 3. Common Stock. Subject to the rights of the holders of any series of Preferred Stock, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.

                                   ARTICLE V

     The Board may make, amend and repeal the By-Laws of the Company. Any By-Law made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such By-Law so made or amended) or by the stockholders in the manner provided in the By-Laws of the Company. The Company may in its By-Laws confer powers upon the Board in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board by applicable law. For the purposes of this Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), "Voting Stock" means stock of the Company of any class or series entitled to vote generally in the election of the directors of the Board (the "Directors").

                                   ARTICLE VI

     Subject to the rights of the holders of any series of Preferred Stock:

          (a) any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing of such stockholders; and

          (b) special meetings of stockholders of the Company may be called only by (i) the Chairman of the Board (the "Chairman"), (ii) the President of the Company (the "President"), (iii) the majority of the total number of Directors that the Company would have if there were no vacancies, or (iv) the Chairman or the President at the written request of stockholders owning a majority of the Voting Stock.

     At any annual meeting or special meeting of stockholders of the Company, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the By-Laws of the Company.

                                  ARTICLE VII

     Section 1. Number, Election, and Terms of Directors. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, the number of the Directors of the Company will not be less than nine nor more than 15 and will be fixed from time to time in the manner provided in the By-Laws of the Company. The Directors, other than those who may be elected by the holders of any series of Preferred Stock, will be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. At any meeting of stockholders at which Directors are to be elected, the number of Directors elected may not exceed the greatest number of Directors then in office in any class of Directors. The Board of Directors, as initially appointed, shall consist of the following: (i) Class I: Edward B. Brandon, William A. Papenbrock, Thomas C. Sullivan and Frank C. Sullivan (ii) Class II:
Bruce A. Carbonari, James A. Karman, Donald K. Miller and Joseph P. Viviano and
(iii) Class III: Dr. Max D. Amstutz, E. Bradley Jones, Albert B. Ratner and Dr. Jerry Sue Thornton. The Directors first appointed to Class I will hold office for a term expiring at the annual meeting of stockholders to be held in 2004; the Directors first appointed to Class II will hold office for a term expiring at the annual meeting of stockholders to be held in 2003 and the Directors first appointed to Class III will hold office for a term expiring at the annual meeting of stockholders to be held in 2005, with the members of each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Company, the successors to the class of Directors whose term expires at that meeting will be elected by plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Directors may be elected by the stockholders only at an annual meeting of stockholders. Election of Directors of the Company need not be by written ballot unless requested by the Chairman or by the holders of a majority of the Voting Stock present in person or represented by proxy at a meeting of the stockholders at which Directors are to be elected. If authorized by the Board, such requirement of written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Voting Stock, voting together as a single class, is required to amend or repeal, or to adopt any provisions inconsistent with, this Article VII, Section 1.

     Section 2. Nomination of Director Candidates. Advance notice of stockholder nominations for the election of Directors must be given in the manner provided in the By-Laws of the Company.

     Section 3. Newly Created Directorships and Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director. Any Director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor has been elected and qualified. No decrease in the number of Directors constituting the Board may shorten the term of any incumbent Director.

     Section 4. Removal. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, any Director may be removed from office by the stockholders only for cause and only in the manner provided in this Article VII, Section 4. At any annual meeting or special meeting of the stockholders, the notice of which states that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least a majority of the outstanding Voting Stock, voting together as a single class, may remove such Director or Directors for cause.

                                  ARTICLE VIII

     To the full extent permitted by the DGCL or any other applicable law currently or hereafter in effect, no Director of the Company will be personally liable to the Company or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a Director of the Company. Any repeal or modification of this Article VIII will not adversely affect any right or protection of a Director of the Company existing prior to such repeal or modification.

                                   ARTICLE IX

     Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she is or was a director or an officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "Indemnitee"), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent permitted or required by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article IX with respect to Proceedings to enforce rights to indemnification, the Company shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

     Section 2. Right to Advancement of Expenses. The right to indemnification conferred in Section 1 of this Article IX shall include the right to be paid by the Company the expenses (including, without limitation, attorneys' fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an "Advancement of Expenses"); provided, however, that, if the DGCL so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking (an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the Advancement of Expenses conferred in Sections 1 and 2 of this Article IX shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.

     Section 3. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this Article IX is not paid in full by the Company within 60 calendar days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Company shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Company (including its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including its Board, independent legal counsel or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article IX or otherwise shall be on the Company.

     Section 4. Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Company's Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 5. Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

     Section 6. Indemnification of Employees and Agents of the Company. The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the Advancement of Expenses to any employee or agent of the Company to the fullest extent of the provisions of this Article IX with respect to the indemnification and Advancement of Expenses of directors and officers of the Company.

     IN WITNESS WHEREOF, the undersigned, being the                of the
Company, [does/do] make this Certificate, hereby declaring and certifying that this is [my/our] act and deed and the facts herein stated are true under penalties of perjury and accordingly [I/we] have hereunto set [my/our] hand[s]
this   day of           , 2002.

                                   APPENDIX C

                              AMENDED AND RESTATED

                                    BY-LAWS

                                       OF

                             RPM INTERNATIONAL INC.

                                   ARTICLE I

                                    OFFICES

     Section 1. Registered Office. The registered office of the Company shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. Other Offices. The Company may also have offices at such other places both within and without the State of Delaware as the Board of Directors (the "Board") may from time to time determine or the business of the Company may require.

                                   ARTICLE II

                                  FISCAL YEAR

     Section 1. Fiscal Year. The fiscal year of the Company shall end upon each May 31, or otherwise shall be as designated by the Board.

                                  ARTICLE III

                                  STOCKHOLDERS

     Section 1. Annual Meeting. The annual meeting of the stockholders for the election of Directors, and for the transaction of any other proper business, shall be held on such date after the annual financial statements of the Company have been prepared as shall be determined by the Board from time to time. Only such business shall be conducted as shall have been properly brought before the meeting. In the event that the annual meeting is not held on the date designated therefor in accordance with this Section 1, the Directors shall cause the annual meeting to be held as soon after that date as convenient.

     Section 2. Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman of the Board, the President of the Company, the majority of the Board and the Chairman of the Board or the President at the written request of stockholders owning a majority of shares of the Voting Stock (as such term is defined in the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation")). Special meetings of holders of the outstanding preferred stock, $0.01 par value per share, of the Company (the "Preferred Stock"), if any, may be called in the manner and for the purposes provided in the applicable Preferred Stock Designation (as such term is defined in the Certificate of Incorporation). Calls for special meetings shall specify the purpose or purposes of the proposed meeting, and no business shall be considered at any such meeting other than that specified in the call therefor.

     Section 3. Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as shall be designated in the notice of such meeting. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the Delaware General Corporation Law. If authorized by the Board, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, participate and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (a) the Company shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (b) the Company shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Company.

     Section 4. Notice of Meetings and Adjourned Meetings. Written or other proper notice of any meeting of stockholders stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the information needed to access the stockholders' list during the meeting if the meeting is held by means of remote communication and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under any provision of these Amended and Restated By-laws (the "By-laws") or otherwise shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given; any such consent shall be deemed revoked if (a) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent, and (b) such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to the preceding sentence shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting, and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder in the manner consented to by the stockholder.

     When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     For purposes of these By-laws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

     Section 5. Stockholders' List. The officer who has charge of the stock ledger of the Company shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting, either (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Company. If the meeting is to be held at a place, the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list also shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

     Section 6. Quorum. At any meeting of the stockholders, except as otherwise provided by the Delaware General Corporation Law, the Certificate of Incorporation, or these By-laws, a majority of the shares entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, that no action required by the Certificate of Incorporation or these By-laws to be authorized or taken by a designated proportion of shares may be authorized or taken by a lesser proportion; provided, further, that where a separate vote by a class or classes of shares is required by law, the Certificate of Incorporation or these By-laws, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote. If such quorum shall not be present or represented by proxy at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy.

     Section 7. Voting. In all matters other than the election of Directors and other than any matters upon which by express provision of the Delaware General Corporation Law, the Certificate of Incorporation or of these By-laws a different vote is required, the vote of a majority of the shares entitled to vote on the subject matter and present in person or represented by proxy at the meeting shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares entitled to vote on the election of Directors and present in person or represented by proxy at the meeting. Except as otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of capital stock held by such stockholder.

     Section 8. Proxies. Each stockholder entitled to vote at a meeting of the stockholders may authorize, by any means permitted pursuant to the Delaware General Corporation Law and approved by the Board, another person or persons to act for him by proxy. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

     Section 9. Inspectors. The Board shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act as judges of the voting, to determine those entitled to vote at any such meeting, or any adjournments thereof, and to make a written report of any such meeting. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer of the meeting may appoint one or more substitute inspectors.

     Section 10. Action of Stockholders Without a Meeting. Pursuant to the Company's Certificate of Incorporation, the right of the stockholders to take any action by consent in writing without a regular or special meeting of the stockholders is expressly denied.

     Section 11. Order of Business. The Chairman, or such other officer of the Company designated by a majority of the Board, will call meetings of the stockholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board prior to the meeting, the presiding officer of the meeting of the stockholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including without limitation by imposing restrictions on the persons (other than stockholders of the Company or their duly appointed proxies) that may attend any such stockholders' meeting, by ascertaining whether any stockholder or his proxy may be excluded from any meeting of the stockholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and by determining the circumstances in which any person may make a statement or ask questions at any meeting of the stockholders.

                                   ARTICLE IV

                               BOARD OF DIRECTORS

     Section 1. General Powers. The business and affairs of the Company shall be managed by or under the direction of a Board, except as may be otherwise provided in the Delaware General Corporation law or in the Certificate of Incorporation.

     Section 2. Number, Election, and Terms. Subject to the rights, if any, of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, and to the minimum and maximum number of authorized Directors provided in the Certificate of Incorporation, the authorized number of Directors may be determined from time to time by (i) resolution of the Board adopted by the affirmative vote of a majority of the entire Board or (ii) by the affirmative vote of the holders of a majority of shares of the Voting Stock at any annual meeting of stockholders called for that purpose at which a quorum is present; provided, however, that the number of Directors fixed by the stockholders at any meeting many not be greater by more than one Director than the number fixed or authorized at the next preceding annual meeting of stockholders, and, provided, further, that no reduction in the number of Directors by the stockholders shall of itself have the effect of shortening the term of any incumbent Director. Directors may, but need not, be stockholders. The Directors, other than those who may be elected by the holders of any series of Preferred Stock, will be classified with respect to the time for which they severally hold office in accordance with the Certificate of Incorporation.

     Section 3. Removal. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, any Director may be removed from office by the stockholders only for cause and only in the manner provided in the Certificate of Incorporation and, if applicable, any amendment to this Section 3.

     Section 4. Vacancies and Newly Created Directorships. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director. Any Director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor is elected and qualified. No decrease in the number of Directors constituting the Board will shorten the term of an incumbent Director.

     Section 5. Resignation. Any Director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation from the Board shall be deemed to take effect immediately upon receipt of such notice or at such other time as the Director may specify in such notice.

     Section 6. Annual Meeting. Immediately following each annual meeting of stockholders for the election of Directors, the Board may meet for the purpose of organization, the election of officers and the transaction of other business at the place, if any, where the annual meeting of stockholders for the election of Directors is held. Notice of such meeting need not be given. Such meeting may be held at any other time or place, if any, which shall be specified in a notice given as hereinafter provided for special meetings of the Board or in a consent and waiver of notice thereof signed by all of the Directors.

     Section 7. Regular Meetings. Regular meetings of the Board may be held at such places (within or without the State of Delaware), if any, and at such times as the Board shall by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at such place, if any, at the same hour and on the next succeeding business day not a legal holiday. Notice of regular meetings need not be given.

     Section 8. Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, President or by any two of the Directors. Notice of each such meeting shall be mailed to each Director, addressed to him at his residence or usual place of business, at least three days before the day on which the meeting is to be held, or shall be sent to him by telegram or cablegram so addressed, or shall be delivered personally or by telephone or telecopy or other electronic or wireless means, at least 24 hours before the time the meeting is to be held. Each such notice shall state the time and place (within or without the State of Delaware), if any, of the meeting but need not state the purposes thereof, except as otherwise required by the Delaware General Corporation Law or by these By-laws.

     Section 9. Quorum: Voting Adjournment. Except as otherwise provided by the Certificate of Incorporation or by these By-laws, a majority of the total number of Directors shall constitute a quorum for the transaction of business at any meeting, and the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, the Director or Directors present at any meeting may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

     Section 10. Communications. Members of the Board, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

     Section 11. Action of Directors Without a Meeting. Except as may be otherwise provided for in the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission, and such written consent or consents or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or such committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     Section 12. Compensation. The Board may establish the compensation for, and reimbursement of the expenses of, Directors for membership on the Board and on committees of the Board, attendance at meetings of the Board or committees of the Board, and for other services by Directors to the Company or any of its majority-owned subsidiaries. Nothing herein contained shall be construed so as to preclude any Director from serving the Company in any other capacity, or from serving any of its stockholders, subsidiaries or affiliated corporations in any capacity, and receiving compensation therefor.

     Section 13. Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of three or more of the Directors of the Company. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Subject to the limitations of Section 141(c) of the Delaware General Corporation Law, as amended from time to time (or of any successor thereto, however denominated), any such committee, to the extent provided in the Board resolution, shall have and may exercise the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company (if any) to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

                                   ARTICLE V

                                    NOTICES

     Section 1. Notices. Whenever, under the provisions of the Delaware General Corporation Law or of the Certificate of Incorporation or these By-laws, notice is required to be given to any Director or stockholder, it shall not be necessary that personal notice be given, and such notice may be given in writing, by mail, addressed to such Director or stockholder, at his address as it appears on the records of the Company or at his residence or usual place of business, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice also may be given in any other proper form, as authorized by the Delaware General Corporation Law. Notice that is given by facsimile shall be deemed delivered when sent to a number at which any Director or stockholder has consented to receive such notice. Notice by telegram or cablegram shall be deemed to be given when the same shall be filed. Notice that is given in person or by telephone shall be deemed to be given when the same shall be delivered. Without limiting the manner by which notice otherwise may be given effectively to any Director or stockholder, any notice given under any provision of these By-laws shall be effective if given by a form of electronic transmission consented to by such person. Notice given by electronic mail shall be deemed delivered when directed to an electronic mail address at which such person has consented to receive notice and notice given by a posting on an electronic network together with separate notice to such person of such specific posting shall be deemed delivered upon the later of (a) such posting and (b) the giving of such separate notice. Notice given by any other form of electronic transmission shall be deemed given when directed to any Director or stockholder in the manner consented to by such Director or stockholder.

     Section 2. Waiver of Notice. Whenever any notice is required to be given under any provision of the Delaware General Corporation Law or of the Certificate of Incorporation or these By-laws, a written waiver, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE VI

                                    OFFICERS

     Section 1. Officers. The officers of the Company shall be a President, a Secretary, a Treasurer and, if the Board shall so determine, or as may be deemed necessary by the Board from time to time, a Chairman of the Board, one or more Vice Presidents and other officers and assistant officers. The Chairman of the Board, if any, and the President, shall be chosen from among the members of the Board; however; none of the other officers need be a Director. Any number of offices may be held by the same person.

     Section 2. Election of Officers. Each officer of the Company shall be elected by the Board and shall hold office at the pleasure of the Board until his successor has been elected or until his earlier resignation or removal.

     Section 3. Resignation. Any officer may resign at any time by giving written notice of his resignation to the Company. Any such resignation shall take effect immediately upon receipt of such notice or at such other time specified in such notice. Unless otherwise specified in such notice, the acceptance of such resignation by the Company shall not be necessary to make it effective.

     Section 4. Removal. Any officer may be removed at any time, either with or without cause, by action of the Board.

     Section 5. Vacancies. A vacancy in any office because of death, resignation, removal or any other reason shall be filled by the Board.

     Section 6. Powers and Duties. All officers, as between themselves and the Company, shall have such authority and perform such duties as are customarily incident to their respective offices, and as may be specified from time to time by the Board, regardless of whether such authority and duties are customarily incident to such office. In the absence of any officer of the Company, or for any other reason the Board may deem sufficient, the Board may delegate for the time being the powers or duties of such officer, or any of them, to any other officer or to any Director. The Board may from time to time delegate to any officer the authority to appoint and remove subordinate officers and to prescribe their authority and duties.

     Section 7. Compensation. The compensation of the officers and agents of the Company shall be fixed by the Board and the Board may delegate such authority to a committee of the Board or to any one or more officers of the Company.

                                  ARTICLE VII

                           SHARES AND THEIR TRANSFER

     Section 1. Share Certificates. Certificates representing shares of stock of the Company will be in such form as is determined by the Board, subject to applicable legal requirements. Each such certificate will be numbered and its issuance recorded in the books of the Company, and such certificate will exhibit the holder's name and the number of shares and will be signed by, or in the name of, the Company by the Chairman of the Board or the President and the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and will also be signed by, or bear the facsimile signature of, a duly authorized officer or agent of any properly designated transfer agent of the Company. Any or all of the signatures and the seal of the Company, if any, upon such certificates may be facsimiles, engraved, or printed. Such certificates may be issued and delivered notwithstanding that the person whose facsimile signature appears thereon may have ceased to be such officer at the time the certificates are issued and delivered.

     Section 2. Classes of Stock. The designations, powers, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof, and the qualifications, limitations or restrictions thereof, will be set forth in full or summarized on the face or back of the certificates which the Company issues to represent its stock or, in lieu thereof, such certificates will set forth the office of the Company from which the holders of certificates may obtain a copy of such information at no charge.

     Section 3. Lost, Stolen or Destroyed Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate for stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.

     Section 4. Transfers. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 5. Record Dates. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing such record date is adopted by the Board. In the case of (a) a meeting, such record date also shall not be more than 60 nor less than 10 days before the date of such meeting, or (b) the payment of any dividend or other distribution, allotment of any rights, exercise of any rights in respect of any change, conversion or exchange of stock or any other lawful action, such record date also shall not be more than 60 days prior to such action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     Section 6. Protection of Company. The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII

                                    BANKING

     All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositaries as the Board may authorize. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-laws, as it may deem expedient. For the purpose of deposit and for the purpose of collection for the account of the Company, checks, drafts and other orders for the payment of money which are payable to the order of the Company shall be endorsed, assigned and delivered by such person or persons and in such manner as may from time to time be authorized by the Board.

                                   ARTICLE IX

                                FORM OF RECORDS

     Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account and minute books, may be kept in any manner authorized by the Delaware General Corporation Law, including by means of, or in the form of, any storage device or method, provided that records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records kept in such manner upon the request of any person entitled to inspect such records pursuant to the Delaware General Corporation Law.

                                   ARTICLE X

                     RELIANCE ON BOOKS, REPORTS AND RECORDS

     Each Director, each member of a committee designated by the Board, and each officer of the Company will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports, or statements presented to the Company by any of the Company's officers or employees, or committees of the Board, or by any other person or entity as to matters the Director, committee member, or officer believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

                                   ARTICLE XI

                                 CORPORATE SEAL

     The corporate seal of the Company shall be in circular form and shall contain the name of the Company. Failure to affix the corporate seal to any instrument executed on behalf of the Company shall not affect the validity of such instrument.

                                  ARTICLE XII

                               EMERGENCY BY-LAWS

     The Board may adopt, either before or during an emergency, as that term is defined by the Delaware General Corporation Law, any emergency by-laws permitted by the Delaware General Corporation Law which shall be operative only during such emergency. In the event the Board does not adopt any such emergency by-laws, the special rules provided in the Delaware General Corporation Law shall be applicable during an emergency as therein defined.

                                  ARTICLE XIII

                                SECTION HEADINGS

     The headings contained in these By-laws are for reference purposes only and shall not be construed to be part of and shall not affect in any way the meaning or interpretation of these By-laws.

                                  ARTICLE XIV

                                   AMENDMENTS

     Except as otherwise provided by law or by the Certificate of Incorporation or these By-Laws, these By-Laws or any of them may be amended in any respect or repealed at any time, either (i) at any meeting of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting has been described or referred to in the notice of such meeting; and provided, however, that the affirmative vote of at least 80% of the Voting Stock, voting together as a single class, is required to amend, or repeal, or to adopt any provision inconsistent with, Article IV, Section 2, relating to the number, election and terms of office of Directors, or (ii) at any meeting of the Board, provided that no amendment adopted by the Board may vary or conflict with any amendment adopted by the stockholders in accordance with the Certificate of Incorporation and these By-Laws.

                                   APPENDIX D

SEC. 1701.85  DISSENTING SHAREHOLDER'S DEMAND FOR FAIR CASH VALUE OF SHARES.

TEXT OF STATUTE

     (A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

     (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

     (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 (1701.80.1) of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 (1701.80.1) of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

     (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

     (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

     (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505, of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or as fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

     (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 (1701.80.1) of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

     (D)(1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

          (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

          (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

          (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

          (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

     (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

     (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                                   APPENDIX E

                              FORM OF TAX OPINION

Board of Directors
RPM, Inc.
2628 Pearl Road
Medina, OH 44258

August [  ], 2002

To the Members of the Board of Directors of RPM, Inc:

     On behalf of RPM, Inc. ("RPM"), you have requested the opinion (the "Opinion") of PricewaterhouseCoopers L.L.P. (the "Firm") as to certain U.S. federal income tax issues arising in connection with the restructuring of RPM's U.S. operations (the "Transaction"). All section references herein are to the Internal Revenue Code of 1986, as amended ("Code") and all regulation section references are to the Federal Income Tax Regulations, unless otherwise indicated.

I.  FACTS AND ASSUMPTIONS

     For purposes of rendering our opinion, the Firm understands that RPM is a publicly traded, widely held U.S. corporation that is incorporated in the state of Ohio, and is the parent corporation of a wholly owned group of corporations, with members located both in and outside the United States (collectively the "RPM Group"). The steps of the Transaction are as follows:

Step 1: Outside incorporators will form a Delaware corporation, RPM International Inc. ("RPM International"). RPM International will form an Ohio corporation, RPM Merger Sub ("RPM Merger").

Step 2: RPM Merger will merge into RPM with RPM surviving. As a result of the merger, all public shareholders of RPM will be deemed to exchange their shares in RPM for voting shares of RPM International. Any dissenting shareholders in the merger that have properly exercised dissenter rights under Ohio law will receive cash in exchange for their RPM shares.

Step 3: RPM will distribute various wholly owned subsidiaries to RPM International.

Step 4: RPM International will form several wholly owned holding companies and transfer stock of certain distributed subsidiaries to one of the newly formed holding companies.

     The objectives of the plan of reorganization as described above are:

     - To simplify and rationalize the group's ownership structure by better aligning its businesses into three distinct intermediate holding companies: Consumer, Industrial, and Entrepreneurial.

     - To take advantage of Delaware's more modern and flexible corporate laws as well as the expertise of the Delaware courts in corporate matters.

     As of the effective time of the merger, each of RPM, RPM International, and RPM Merger, are duly formed under all applicable laws and regulations, and are corporations for U.S. federal income tax purposes as defined under Treas. Reg. sec.sec.301.7701-1 through 301.7701-3.

II.  OPINION

     In rendering our opinion, we have relied upon certain written statements and representations made to us by the management of RPM, Inc. dated the date hereof, and we have assumed that such statements and representations will be complete and accurate as of the effective time. It is our opinion, based on the facts and representations noted above that:

     1. The merger of RPM Merger with and into RPM with RPM surviving will not constitute a taxable event for U.S. federal income tax purposes to either RPM Merger, RPM International, or RPM.

     2. Pursuant to either section 351 or, alternatively, sections 368(a)(1)(B) and 354, the RPM stockholders will not recognize gain or loss when they exchange their RPM common stock solely for RPM International voting common stock.

     3. The RPM stockholders' basis in the RPM International voting stock will be equal to the basis they had in their RPM common stock.

     4. The holding period of the RPM International voting stock to be received by the RPM stockholders in the exchange will include the holding period of the RPM common stock to be surrendered in exchange therefor, provided the RPM common stock is held as a capital asset in the hands of the RPM stockholders on the date of the exchange.

III.  QUALIFICATION AND LIMITATION

     1. Our opinions are based on the facts, assumptions and representations set forth or referenced in this letter. You have read the facts, representations and assumptions prior to the issuance of this letter. If any fact, representation or assumption is not entirely complete or correct, it is imperative that we be informed immediately in writing as the incompleteness or inaccuracy could cause us to change our opinions. Although we have not independently verified each fact, assumption, and representation set forth or referenced in this letter, no information that has come to our attention leads us to believe that any of these facts, assumptions, or representations are inaccurate or incomplete.

     2. The conclusions reached in this opinion represent and are based upon our best judgment regarding the application of federal income tax laws arising under the Code, existing judicial decisions, administrative regulations and published rulings and procedures. This opinion is not binding upon the Internal Revenue Service, or the courts. It is our opinion that the Internal Revenue Service will not successfully assert a contrary position, although this cannot be guaranteed in the absence of a private letter ruling from the Internal Revenue Service. Furthermore, no assurance can be given that future legislative or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of the conclusions stated herein. PricewaterhouseCoopers LLP undertakes no responsibility to advise any party or shareholder of any new developments in the application or interpretation of the Federal income tax laws.

     3. This opinion does not address any Federal tax consequences of the Transaction set forth above, or transactions related or proximate to the Transaction set forth above, except as specifically set forth herein. This opinion does not address any state, local, or foreign tax consequences that may result from the Transaction set forth above, or transactions related to the Transaction set forth above.

     4. This opinion does not address any transaction other than the one described above, or any transactions whatsoever, if all the transactions described herein were not consummated as described herein without waiver or breach of any material provision thereof. In the event any one of the representations is incorrect, the conclusions reached in this opinion might be adversely affected.

     5. We consent to the inclusion of the opinion in the proxy statement and proxy materials describing the Transaction, which will be sent to the RPM stockholders. The issuance of this consent, however, does not constitute an admission that we are an "Expert" within the meaning of
        Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by section 7 of such Act. This opinion has been delivered to you and is intended solely for your benefit and, except as set forth above, may not be circulated, quoted or otherwise referred to for any other purpose without our written consent.

Yours very truly,

PricewaterhouseCoopers LLP

                                   APPENDIX F

                                   RPM, INC.

                          2002 PERFORMANCE ACCELERATED

                             RESTRICTED STOCK PLAN

                                                    Effective Date: June 1, 2002

                               TABLE OF CONTENTS

ARTICLE I -- NAME AND PURPOSE......................................   F-1
 1.1   Name........................................................   F-1
 1.2   Purpose.....................................................   F-1
ARTICLE II -- DEFINITIONS..........................................   F-1
 2.1   Beneficiary.................................................   F-1
 2.2   Board of Directors..........................................   F-1
 2.3   Code........................................................   F-1
 2.4   Committee...................................................   F-1
 2.5   Common Shares...............................................   F-1
 2.6   Company.....................................................   F-1
 2.7   Continuous Employment.......................................   F-1
 2.8   Deferred Compensation Plan..................................   F-1
 2.9   Eligible Employee...........................................   F-1
 2.10  Fair Market Value...........................................   F-2
 2.11  Grant.......................................................   F-2
 2.12  Grantee.....................................................   F-2
 2.13  Parent......................................................   F-2
 2.14  Plan........................................................   F-2
 2.15  Plan Year...................................................   F-2
 2.16  Restricted Stock............................................   F-2
 2.17  Restricted Stock Agreement..................................   F-2
 2.18  Rule 16b-3..................................................   F-2
 2.19  Shareholders................................................   F-2
 2.20  Stock Power.................................................   F-2
 2.21  Subsidiary..................................................   F-2
 2.22  Termination of Employment...................................   F-2
ARTICLE III -- ADMINISTRATION......................................   F-3
 3.1   Plan Administration.........................................   F-3
 3.2   Powers and Duties of the Committee..........................   F-3
 3.3   Governance of the Committee.................................   F-3
 3.4   Limitation of Liability.....................................   F-3
 3.5   Administrative Plan Years...................................   F-3
ARTICLE IV -- ELIGIBILITY AND PARTICIPATION........................   F-3
 4.1   Eligible Employees..........................................   F-3
 4.2   Prohibition on Participation................................   F-3
 4.3   Entry Date..................................................   F-3
ARTICLE V -- STOCK AVAILABLE FOR GRANTS............................   F-4
 5.1   Available Shares............................................   F-4
 5.2   Source of Shares............................................   F-4
ARTICLE VI -- RESTRICTED STOCK AGREEMENTS..........................   F-4
 6.1   Granting of Restricted Stock................................   F-4
 6.2   Restricted Stock Agreements.................................   F-4
 6.3   Stock Power.................................................   F-4
 6.4   Rights of Grantees..........................................   F-4
ARTICLE VII -- STOCK RESTRICTIONS..................................   F-5
 7.1   Transfer Restrictions.......................................   F-5
 7.2   Other Restrictions..........................................   F-5

ARTICLE VIII -- LAPSE OF RESTRICTIONS..............................   F-5
 8.1   Lapse of Restrictions After Ten Years of Continuous
       Employment..................................................   F-5
 8.2   Performance Accelerated Lapse of Restrictions...............   F-5
 8.3   Determination of Achievement of Performance Goals...........   F-5
 8.4   Delivery of Restricted Stock Upon Lapse of Restrictions.....   F-5
ARTICLE IX -- TERMINATION OF EMPLOYMENT............................   F-6
 9.1   Termination of Employment for Reasons Other Than Change of
       Control, Death or Disability................................   F-6
 9.2   Termination of Employment Due to Death or Disability........   F-6
 9.3   Termination of Employment Due to Change in Control..........   F-6
 9.4   Definition of "Change in Control"...........................   F-6
 9.5   Delivery of Restricted Stock................................   F-7
ARTICLE X -- ESCROW AGREEMENT AND LEGENDS..........................   F-7
10.1   Escrow Agreements...........................................   F-7
10.2   Legends.....................................................   F-7
ARTICLE XI -- BENEFICIARY DESIGNATION..............................   F-8
11.1   Procedures for Beneficiary Designation......................   F-8
11.2   Default Beneficiaries.......................................   F-8
ARTICLE XII -- AMENDMENTS..........................................   F-8
12.1   Plan May Be Amended.........................................   F-8
12.2   Limitations on Plan Amendment...............................   F-8
ARTICLE XIII -- EFFECTIVE DATE AND TERMINATION.....................   F-8
13.1   Effective Date..............................................   F-8
13.2   Plan May Be Terminated......................................   F-8
13.3   Termination.................................................   F-8
ARTICLE XIV -- COORDINATION WITH DEFERRED COMPENSATION PLAN........   F-9
14.1.  Credit to Deferred Compensation Plan Determined by
       Committee...................................................   F-9
14.2.  Credit to Deferred Compensation Plan Determined by
       Grantee.....................................................   F-9
14.3   Vesting of Canceled or Surrendered Restricted Stock.........   F-9
ARTICLE XV -- MISCELLANEOUS........................................   F-9
15.1   Consents....................................................   F-9
15.2   Right of Discharge Reserved.................................  F-10
15.3   Nature of Grants............................................  F-10
15.4   Non-Uniform Determinations and Restricted Stock
       Agreements..................................................  F-10
15.5   Other Payments or Awards....................................  F-10
15.6   Section Headings............................................  F-10
15.7   Number......................................................  F-10
15.8   Gender......................................................  F-10
15.9   Withholding.................................................  F-10
15.10  Waiver......................................................  F-10
15.11  Governing Law...............................................  F-10

                                   ARTICLE I

                                NAME AND PURPOSE

     1.1 Name. The name of this Plan shall be: RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan.

     1.2 Purpose. The Plan will be maintained to provide certain key executive employees with (i) an incentive to remain in the service of RPM, Inc., Parent and their Subsidiaries, (ii) an incentive to exert their best efforts on behalf of RPM, Inc., Parent and their Subsidiaries and to maintain and enhance the long-term performance and profitability of RPM, Inc., Parent and their Subsidiaries and (iii) an opportunity to acquire a proprietary interest in the success of RPM, Inc., Parent and their Subsidiaries.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 Beneficiary. The word "Beneficiary" shall mean the person, persons, entity or entities so designated, or deemed to be designated, by a Grantee pursuant to Article XI.

     2.2 Board of Directors. The words "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     2.3 Code. The word "Code" shall mean the Internal Revenue Code of 1986, as amended, and any lawful regulations or pronouncements thereunder. Whenever reference is made to a specific Code Section, such reference shall be deemed to be a reference to any successor Code Sections with the same or similar purpose.

     2.4 Committee. The word "Committee" shall mean the Compensation Committee of the Board of Directors, as constituted from time to time, which shall:

          (a) consist of at least three Directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3; and

          (b) be authorized by the Board to exercise all authority granted to it under this Plan and any Board actions.

     2.5 Common Shares. The words "Common Shares" shall mean common shares of RPM, Inc., without par value. Once applicable, the words "Common Shares" shall mean common stock of the Parent, with par value of one cent ($.01) per share.

     2.6 Company. The word "Company" shall mean RPM, Inc., an Ohio corporation, or any corporation or other entity which assumes the obligations of RPM, Inc. by operation of law or otherwise under the Plan. Once applicable, the word "Company" shall mean Parent or any other corporation or entity which assumes the obligations of Parent by operation of law or otherwise under the Plan.

     2.7 Continuous Employment. The words "Continuous Employment" shall mean employment for an uninterrupted period during which a Grantee is an employee of the Company and/or any Subsidiary, and shall include any authorized leaves of absence.

     2.8 Deferred Compensation Plan. The words "Deferred Compensation Plan" shall mean the RPM, Inc. Deferred Compensation Plan, any similar deferred compensation plan of Parent, or their successors.

     2.9 Eligible Employee. The words "Eligible Employee" shall mean an officer of the Company or a Subsidiary entitled to participate in the Plan pursuant to Section 4.1.

     2.10 Fair Market Value. The words "Fair Market Value" shall mean the fair market value of a Common Share or share of Restricted Stock (for purposes of this Section, "Share"), as the context may require, as of the date it is determined, and shall be deemed to be the closing price of such Share on such date on the Nasdaq or New York Stock Exchange; or if the Share is not listed on the Nasdaq or New York Stock Exchange as of such date, the closing price of the Share on such date on such national securities exchange or transaction reporting system on which the Share is then listed or quoted; or if the Share is not then so listed or quoted, the fair market value of the Share on such date as determined in good faith by the Board of Directors.

     2.11 Grant. The word "Grant" shall mean a grant of Restricted Stock subject to the terms and conditions of this Plan and any related Restricted Stock Agreement.

     2.12 Grantee. The word "Grantee" shall mean an Eligible Employee to whom a Grant has been made in accordance with Article VI of this Plan.

     2.13 Parent. The word "Parent" means any publicly-held corporation, limited liability company or partnership that (a) is formed for the sole purpose of acquiring, directly or indirectly (whether by distribution or otherwise), substantially all of the outstanding voting stock of all classes of RPM, Inc.,
(b) is owned immediately after the acquisition described in clause (a) of this definition by the same shareholders as were shareholders of RPM, Inc. immediately prior to the acquisition described in clause (a) of this definition, and (c) hereafter owns, directly or indirectly, all of the outstanding voting stock of all classes of RPM, Inc.

     2.14 Plan. The word "Plan" shall mean the RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan, as originally executed and as it may be amended.

     2.15 Plan Year. The words "Plan Year" shall mean the Company's annual accounting period, which is presently the twelve (12) month period ending on May 31.

     2.16 Restricted Stock. The words "Restricted Stock" shall mean Common Shares which have been granted to a Grantee in accordance with, and subject to, the terms and conditions of this Plan.

     2.17 Restricted Stock Agreement. The words "Restricted Stock Agreement" shall mean a written agreement executed by the Company and a Grantee containing the terms and conditions of the granting of Restricted Stock to such Grantee under this Plan.

     2.18 Rule 16b-3. The term "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and any successor to such rule with the same or similar purpose.

     2.19 Shareholders. The word "Shareholders" shall mean the individuals or entities that own one or more Common Shares.

     2.20 Stock Power. The words "Stock Power" shall mean a power of attorney executed by an Eligible Employee and delivered to the Company which authorizes the Company to transfer ownership of such Restricted Stock from the Grantee to the Company in the event of forfeiture.

     2.21 Subsidiary. The word "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock possessing at least eighty percent (80%) or more of the total combined voting power of all classes of stock entitled to vote or at least eighty percent (80%) of the total value of shares of all classes of stock of such corporation as determined pursuant to Section 1563(a)(1) of the Code, but only during the period any such corporation would be so defined.

     2.22 Termination of Employment. The words "Termination of Employment" shall mean the severance of an individual's employment relationship with the Company or a Subsidiary for any reason whatsoever, whether voluntarily or involuntarily, including by reason of retirement, death or disability.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1 Plan Administration. Unless otherwise specified by the Board, this Plan shall be administered by the Committee. The Board may, in its sole discretion, at any time and from time to time, by an official action, resolve to administer the Plan effective as of a date specified in such action. In the event that the Board exercises its discretion to administer the Plan, all references to the "Committee" herein shall be deemed to be references to the "Board."

     3.2 Powers and Duties of the Committee. The Committee shall have the sole and exclusive authority to: (i) exercise all powers granted to it under the Plan and any Board actions; (ii) construe, interpret, and implement the Plan and any Restricted Stock Agreements executed pursuant to Article VI; (iii) cause the Company to enter into Restricted Stock Agreements with Eligible Employees (including, but not limited to, the authority to determine the number of shares of Restricted Stock awarded to each Eligible Employee, the price or prices at which shares shall be awarded to each Eligible Employee, the time or times when such shares may be awarded and to prescribe the form of such Restricted Stock Agreements and the legend, if any, to be affixed to the certificates representing such shares issued under this Plan); (iv) prescribe, amend and rescind rules and interpretations relating to the Plan; (v) make all determinations necessary or advisable in administering the Plan; (vi) correct any defect, supply any omission and reconcile any inconsistency in the Plan; and
(vii) designate one or more persons or agents to carry out any or all of its administrative duties hereunder (provided that none of the duties required to be performed by the Committee under Rule 16b-3 or Article VI of the Plan may be delegated to any other person).

     3.3 Governance of the Committee. All actions of the Committee shall require the affirmative vote of a majority of its members present at a meeting at which a quorum is present (in person, telephonically, electronically, by proxy or its equivalent or as otherwise permitted by the Company's governing documents). The determination of the Committee on all matters relating to the Plan or any Restricted Stock Agreement shall be conclusive.

     3.4 Limitation of Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Restricted Stock Agreement.

     3.5 Administrative Plan Years. The Plan shall be administered and operated on the basis of the Plan Year. In the event that the Company changes its annual accounting period, the Plan Year shall automatically change and the Committee may make such adjustments to the operation of the Plan as appropriate to reflect any short Plan Years, adjustments to the dates that shares of Restricted Stock are awarded or that restrictions lapse hereunder or any other adjustments that may be appropriate to reflect the change in the Plan Year.

                                   ARTICLE IV

                         ELIGIBILITY AND PARTICIPATION

     4.1 Eligible Employees. The Committee shall determine, from time to time and in its sole and exclusive discretion, which officers of the Company or its Subsidiaries shall be Eligible Employees hereunder.

     4.2 Prohibition on Participation. Non-employee members of the Board of Directors and members of the Committee shall not be eligible to participate in the Plan.

     4.3 Entry Date. An Eligible Employee designated pursuant to Section 4.1 shall be deemed to be a "Grantee" upon execution of a Restricted Stock Agreement between such Eligible Employee and the Company in accordance with Article VI. An Eligible Employee shall remain a "Grantee" until such time as he no longer has any Restricted Stock subject to the terms of this Plan or any

Restricted Stock Agreement, including, but not limited to, the terms of Articles VIII or IX which result in either the lapse of restrictions on Restricted Stock or the forfeiture of Restricted Stock.

                                   ARTICLE V

                           STOCK AVAILABLE FOR GRANTS

     5.1 Available Shares. The total number of Common Shares with respect to which Grants may be made under this Plan shall be equal to one million (1,000,000). In the event that the number or kind of outstanding Common Shares of the Company shall be changed by reason of recapitalization, reorganization, redesignation, merger, consolidation, stock split, stock dividend, combination or exchange of shares, exchange for other securities, or the like, the number and kind of Common Shares which may thereafter be issued under this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change. In accordance with (and without limitation upon) the foregoing, Common Shares available under this Plan and covered by Grants which expire, terminate, are forfeited or are canceled for any reason whatsoever shall again become available for Grants under this Plan.

     5.2 Source of Shares. The Restricted Stock which may be granted under this Plan shall be made available from authorized and unissued or treasury Common Shares of the Company.

                                   ARTICLE VI

                          RESTRICTED STOCK AGREEMENTS

     6.1 Granting of Restricted Stock. The Committee is authorized to make Grants of Restricted Stock to Eligible Employees in such amounts, and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms of this Plan.

     6.2 Restricted Stock Agreements. The granting of Restricted Stock to an Eligible Employee under this Plan shall be contingent on such Eligible Employee executing a Restricted Stock Agreement in the form prescribed by the Committee. Each Restricted Stock Agreement shall: (i) indicate the number of shares of Restricted Stock which will be granted to the Eligible Employee; (ii) include provisions reflecting the transfer restrictions imposed upon Restricted Stock under this Plan and the provisions for lapse of those restrictions under this Plan; and (iii) include any other terms, conditions or restrictions the Committee deems necessary or appropriate. The Committee may solicit the recommendation of the Company's Chief Executive Officer in determining the number of shares of Restricted Stock which shall be allocated to an Eligible Employee.

     6.3 Stock Power. The Committee shall require Eligible Employees to execute and deliver to the Company a Stock Power in blank with respect to Restricted Stock granted to such Eligible Employees. The Committee may, in its sole discretion, deposit Restricted Stock certificates with an escrow agent in accordance with Article X. Alternatively, the Company may retain possession of the Restricted Stock certificates.

     6.4 Rights of Grantees. Subject to the terms, conditions and restrictions specified under this Plan and applicable Restricted Stock Agreements, the Restricted Stock granted under this Plan shall be considered as issued and outstanding and fully paid and non-assessable for all purposes. Notwithstanding retention of Restricted Stock certificates by the Company or an escrow agent, Grantees shall have all rights with respect to their Restricted Stock (subject to the terms, conditions and restrictions specified under this Plan and any applicable Restricted Stock Agreement) including:

          (a) Title. Subject to the Grantee's execution of a Stock Power, any Restricted Stock granted under this Plan shall be held by the Company or in escrow under the Grantee's name.

          (b) Voting Rights. Subject to the Grantee's execution of a Stock Power, a Grantee shall be entitled to vote any Restricted Stock granted to him under this Plan.

          (c) Dividends. As of the date any dividend is paid on any Restricted Shares under this Plan, the Grantee having title to such Restricted Stock shall be credited with a dividend equivalent credit under the Deferred Compensation Plan in such manner, and in such amount, as is provided in the Deferred Compensation Plan for dividends paid on Restricted Shares thereunder.

                                  ARTICLE VII

                               STOCK RESTRICTIONS

     7.1 Transfer Restrictions. Restricted Stock shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated (and any such sale, transfer or other disposition, pledge or other hypothecation being hereinafter referred to as "to dispose of" or a "disposition") until the earliest of: (i) a Change in Control (as described in Sections 9.3 & 9.4); (ii) a Grantee experiencing a Termination of Employment due to death or total disability (as described in Section 9.2); (iii) the restrictions on such Restricted Stock lapse in accordance with Article VIII; or
(iv) termination of the Plan.

     7.2 Other Restrictions. The Committee may impose restrictions on Restricted Stock in addition to, or different from, those described in this Plan, as it deems necessary or appropriate. Grants are not required to be made with the same terms, conditions or restrictions. Grants may vary from time to time and from Grantee to Grantee.

                                  ARTICLE VIII

                             LAPSE OF RESTRICTIONS

     8.1 Lapse of Restrictions After Ten Years of Continuous Employment. If a Grantee remains in Continuous Employment from June 1, 2002 until May 31, 2012, subject to all of the other provisions of this Plan, all restrictions imposed upon Restricted Stock awarded to him pursuant to this Plan shall lapse and be of no further force and effect. In the event of Termination of Employment prior to May 31, 2012, the status of the restrictions imposed upon such Grantee's Restricted Stock upon Termination of Employment shall be governed by Article IX.

     8.2 Performance Accelerated Lapse of Restrictions. All restrictions on the Restricted Stock granted pursuant to this Plan, whether contained in this Plan or a Restricted Stock Agreement, shall lapse upon attainment of all Performance Goals during any Plan Year beginning prior to June 1, 2011, as determined in accordance with Section 8.3. The term "Performance Goals" shall mean such financial or other goals as determined by the Committee and set forth in a Restricted Stock Agreement.

     8.3 Determination of Achievement of Performance Goals. Notwithstanding anything contained in this Plan to the contrary, the Committee shall have sole and exclusive authority to determine whether Performance Goals have been satisfied. The Committee may, in its sole and exclusive discretion, adjust any criteria or measure used to determine satisfaction of Performance Goals for any Plan Year, solely for purposes of this Plan, to account for the effect of acquisitions, divestitures, substantial asset sales, the payment of debt, the classification of normal operating expenses as "unusual charges" for accounting purposes, the use of non-standard accounting methodologies, changes in accounting principles, or other extraordinary or non-recurring events. In making any such adjustment, the Committee may rely upon the opinion of outside service providers to the extent it deems necessary or appropriate.

     8.4 Delivery of Restricted Stock Upon Lapse of Restrictions. As promptly as practicable following a determination by the Committee that Performance Goals have been satisfied, the Committee shall cause certificates for all Restricted Stock, which certificates have been in the physical custody of the Company or an escrow agent, to be issued to the appropriate Grantees, with any legend making reference to the various restrictions imposed hereunder removed.

                                   ARTICLE IX

                           TERMINATION OF EMPLOYMENT

     9.1 Termination of Employment for Reasons Other Than Change of Control, Death or Disability. Except as otherwise provided in Sections 9.2 through 9.4, in the event a Grantee experiences a Termination of Employment, any Restricted Stock granted hereunder which is not unrestricted upon Termination of Employment shall be forfeited and returned to the Company pursuant to a Stock Power.

     9.2  Termination of Employment Due to Death or Disability.  Notwithstanding
Section 9.1 to the contrary, in the event a Grantee experiences a Termination of Employment by reason of death or total disability (as defined under the Company's group long-term disability plan), any Restricted Stock granted hereunder shall be deemed to be unrestricted, meaning that all restrictions imposed on such Restricted Stock shall lapse and be of no further force and effect. The Committee has the authority to determine whether a Grantee is totally disabled.

     9.3  Termination of Employment Due to Change in Control.  Notwithstanding
Section 9.1 to the contrary, in the event of a Change in Control as described in Sections 9.3 and 9.4, any Restricted Stock granted hereunder shall be deemed to be unrestricted, meaning that all restrictions imposed on such Restricted Stock shall lapse and be of no further force and effect. The Committee has the authority to determine whether a Change in Control has occurred.

     9.4 Definition of "Change in Control". A "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following events:

          (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person or entity (other than Parent or any Subsidiary of Parent), and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of Directors (the "Voting Stock") immediately prior to such transaction;

          (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity (other than Parent or any Subsidiary of Parent), and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

          (c) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act but excluding Parent and any Subsidiary of Parent) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors (the "Voting Power");

          (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction (excluding any change in control in favor of Parent or any Subsidiary of Parent);

          (e) During any period of two consecutive years, individuals, who at the beginning of any such period, constitute the Directors cease for any reason to constitute at least a majority thereof, unless the nomination for election by the Company's Shareholders of each new Director was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the beginning of any such period; or

          (f) Such event as the Board of Directors, in the good faith exercise of its discretion, shall determine to be a "Change in Control."

Notwithstanding the foregoing provisions of paragraphs (c) and (d) of this definition, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company, (B) a Subsidiary of the Company, or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary, or any entity holding shares of Voting Stock for or pursuant to the terms of any such plan, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, (ii) solely because any other person or entity either files or becomes obligated to file a report on Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, but only if both (A) the transaction giving rise to such filing or obligation is approved in advance of consummation thereof by the Company's Board of Directors and (B) at least a majority of the Voting Power immediately after such transaction is held in the aggregate by the holders of Voting Stock immediately prior to such transaction, or (iii) solely because of a change in control of any Subsidiary of the Company.

     9.5 Delivery of Restricted Stock. As promptly as practicable following the occurrence of any of the events described in Sections 9.2 through 9.4, the Committee shall cause certificates for all Restricted Stock which has become unrestricted as a result of such events, which certificates have been in the physical custody of the Company or an escrow agent, to be issued to the appropriate Grantees, with any legend making reference to the various restrictions imposed hereunder removed. In the event of a Grantee's Termination of Employment by reason of death, certificates shall be delivered to the Grantee's Beneficiary, determined in accordance with Article XI.

                                   ARTICLE X

                          ESCROW AGREEMENT AND LEGENDS

     10.1 Escrow Agreements. In order to enforce the restrictions imposed upon Restricted Stock issued hereunder, the Committee may require any Grantee to enter into an escrow agreement providing that the certificates representing Restricted Stock issued pursuant to this Plan shall remain in the physical custody of an escrow agent until any or all of the restrictions imposed upon such Restricted Stock pursuant to this Plan have terminated. The Committee may impose such additional restrictions on any Restricted Stock awarded pursuant to the Plan as it may deem necessary or appropriate including, without limitation, restrictions under the Securities Act of 1933, as amended, or other securities the requirements of Nasdaq, the New York Stock Exchange or any other stock exchange or transaction reporting system upon which such Restricted Stock is then listed or quoted and any state blue sky laws applicable to such Restricted Stock.

     10.2 Legends. The Committee may cause a legend or legends to be placed on any certificates representing Restricted Stock issued pursuant to this Plan, which legend or legends shall make appropriate reference to the various restrictions imposed hereunder and any other limitations or restrictions deemed necessary or advisable by the Committee.

                                   ARTICLE XI

                            BENEFICIARY DESIGNATION

     11.1 Procedures for Beneficiary Designation. A Grantee may designate a Beneficiary or Beneficiaries to receive Restricted Stock that becomes payable on account of the Grantee's death, in such manner as the Committee may require.

     11.2 Default Beneficiaries. If a Grantee has not designated a Beneficiary or Beneficiaries in accordance with Section 11.1, any shares of Restricted Stock that become unrestricted on account of the death of the Grantee shall be distributed to the person or persons in the first of the following classes in which there are any survivors of such Grantee, which person or persons shall be deemed to have been designated a Beneficiary or Beneficiaries by the Grantee:

          (a) his spouse at the time of death;

          (b) his issue per stirpes;

          (c) his parents; and

          (d) the executor or administrator of his estate.

                                  ARTICLE XII

                                   AMENDMENTS

     12.1 Plan May Be Amended. Subject to Section 12.2, this Plan may be amended at any time by the Board of Directors.

     12.2 Limitations on Plan Amendment. If this Plan shall have been approved by the Shareholders of the Company, no amendment shall increase the maximum number of Common Shares that may be issued pursuant to this Plan, except pursuant to Section 5.1, without the further approval of such Shareholders. No amendment to this Plan shall materially modify or impair the rights of Eligible Employees who have been granted Restricted Stock, or who have the right to a grant of Restricted Stock hereunder prior to any such amendment without such Eligible Employees' prior written consent.

                                  ARTICLE XIII

                         EFFECTIVE DATE AND TERMINATION

     13.1 Effective Date. This Plan became effective upon its adoption by the Board of Directors for the Plan Year beginning June 1, 2002.

     13.2 Plan May Be Terminated. This Plan may be terminated at any time by the Board of Directors.

     13.3  Termination.  This Plan shall terminate on the earliest of:

          (a) May 31, 2012;

          (b) such other date indicated in a resolution of the Board of Directors; or

          (c) anytime within twelve (12) months of the date of the Plan's adoption by the Board of Directors, if the Plan does not receive the approval of a majority of the outstanding Common Shares present (in person, telephonically, electronically, by proxy or its equivalent or as otherwise permitted by the Company's governing documents) and entitled to vote at a meeting of Shareholders of the Company.

In the event the Plan is terminated pursuant to Section 13.2(c), all Grants of Restricted Stock under the Plan shall be revoked and the Company and its Subsidiaries shall not be liable for any such Grants under this Plan, notwithstanding any other provision in the Plan to the contrary.

                                  ARTICLE XIV

                  COORDINATION WITH DEFERRED COMPENSATION PLAN

     14.1. Credit to Deferred Compensation Plan Determined by Committee. In the event that an Eligible Employee receives a Grant of Restricted Stock, has not made an election under Section 83(b) of the Code and will be in receipt of an amount of compensation in excess of the amount that may be deducted under
Section 162(m) of the Code upon lapse of the restrictions, the Committee shall have the right and authority to cancel such number of shares of Restricted Stock as is necessary so that the compensation amount attributable to the remaining Restricted Stock that will become unrestricted on or before the next immediate May 31 will be deductible by the Company after taking into account Section 162(m) of the Code, and the Eligible Employee shall automatically have the same number of shares of Restricted Stock credited to his Restricted Stock Account under the Deferred Compensation Plan. The Committee may determine to make such a cancellation at any time, but not later than ten (10) days prior to the date the restrictions for such Restricted Stock lapse. The Eligible Employee shall be notified in writing of any such cancellation and shall be subject to such further requirements as determined by the Committee in its sole discretion.

     14.2. Credit to Deferred Compensation Plan Determined by Grantee. In the event that an Eligible Employee receives a Grant of Restricted Stock, has not made an election under Section 83(b) of the Code and will be in receipt of an amount of compensation upon lapse of such restrictions, the Grantee may elect to surrender, as of a date specified in his election, any of the Restricted Stock awarded under this Plan and the Grantee shall automatically have the same number of shares of Restricted Stock credited to his Restricted Stock Account under the Deferred Compensation Plan. For an election to be valid, it must be made in accordance with the terms and conditions imposed by the Committee and the requirements of the Deferred Compensation Plan. The surrender election with respect to the Restricted Stock must be delivered to and accepted by the Committee at least six (6) months prior to the date all restrictions with respect to the Restricted Stock lapse.

     14.3 Vesting of Canceled or Surrendered Restricted Stock. An employee shall be vested in shares of Restricted Stock or amounts credited to his Account Balance under the Deferred Compensation Plan as a result of cancellation or surrender of Restricted Stock under this Plan when restrictions on the cancelled or surrendered Restricted Stock would have lapsed under this Plan.

                                   ARTICLE XV

                                 MISCELLANEOUS

     15.1 Consents. If the Committee shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition to, or in connection with, any Grant under the Plan, the issuance of Common Shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee, or the Committee may require that such Plan Action be taken only in such manner as to make such Consent unnecessary.

     The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Grantee with respect to the acquisition or disposition of Common Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals by any governmental or other regulatory bodies.

     15.2 Right of Discharge Reserved. Nothing in the Plan or in any Restricted Stock Agreement shall be construed to confer upon any Eligible Employee the right to continue in the employment or service of the Company or any Subsidiary, or to be employed or serve in any particular position therewith, or affect any right which the Company or any Subsidiary may have to terminate the employment or service of such Eligible Employee.

     15.3  Nature of Grants.

          (a) Any and all Grants and issuances of Restricted Stock hereunder shall be in consideration of services performed for the Company or for a Subsidiary by the Grantee.

          (b) All Grants hereunder shall constitute a special incentive to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or any Subsidiary or (ii) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

     15.4 Non-Uniform Determinations and Restricted Stock Agreements. The Company's, Board's or Committee's determinations under the Plan need not be uniform and may be made selectively among Eligible Employees who receive, or are eligible to receive, Grants under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Company, Board and Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Restricted Stock Agreements as to (i) the persons to receive Grants under the Plan, and (ii) the terms, conditions and restrictions of Grants under the Plan.

     15.5 Other Payments or Awards. Nothing contained in the Plan shall be deemed to in any way limit or restrict the Company, any Subsidiary, the Board or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     15.6 Section Headings. The section headings contained herein are for purposes of convenience only and are not intended to define or limit the contents of said sections.

     15.7 Number. The singular herein shall include the plural, or vice versa, wherever the context so requires.

     15.8 Gender. A pronoun in the masculine, feminine, or neuter gender shall be deemed, where appropriate, to include also the masculine, feminine or neuter gender.

     15.9 Withholding. The Company may withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirement.

     15.10 Waiver. No waiver of any term or provision of this Plan by the Company, any Subsidiary, Board or Committee will constitute a waiver of the same term or provision in any subsequent case.

     15.11 Governing Law. This Plan shall be governed by, construed and enforced in accordance with the internal laws of the State of Ohio, without reference to principles of conflict of laws.

     IN WITNESS WHEREOF, RPM, Inc., by its Chairman of the Board duly authorized, has caused this RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan to be executed as of this
day of           , 2002.

                                          RPM, INC.

                                          By:
                                            ------------------------------------
                                            Thomas C. Sullivan, Chairman

                                    RPM, INC.

                ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 11, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby (i) appoints THOMAS C. SULLIVAN, JAMES A. KARMAN and FRANK C. SULLIVAN, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Common Shares of RPM, Inc., which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Severance Hall, located on the northeast corner of Euclid Avenue and East Boulevard in Cleveland's University Circle area, on Friday, October 11, 2002 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said Proxy holders to vote all of the Common Shares of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN ON THE REVERSE SIDE, SAID COMMON SHARES WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM OHIO TO DELAWARE, "FOR" THE APPROVAL AND ADOPTION OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF RPM INTERNATIONAL INC. FROM 200,000,000 TO 300,000,000 AND TO ADD A CLASS OF SERIAL PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, IN THE AMOUNT OF 50,000,000 SHARES, IF THE REINCORPORATION PROPOSAL IS APPROVED, AND "FOR" THE APPROVAL AND ADOPTION OF THE RPM, INC. PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN.

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. THE PROXIES CANNOT VOTE YOUR COMMON SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS AVAILABLE
-----------------------------------------------

         In the future, the Company expects to provide its Proxy Statements, Annual Reports, Prospectuses and other shareholder communications over the Internet. If you give your consent to receive these documents via the Internet, we will advise you when these documents become available. Once you give your consent, it will remain in effect until you notify the Company by mail that you wish to resume mail delivery of the Proxy Statements, Annual Reports, Prospectuses and other shareholder communications. Even if you give your consent, you will have the right to request copies of these documents at any time by mail. You will be responsible for costs associated with Internet usage, such as telephone charges and access fees. To give your consent, please check the appropriate box located at the bottom of the reverse side of this card.

                                                                                                 DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
RPM, INC.

                                                          FOR         WITHHOLD       FOR ALL   TO WITHHOLD AUTHORITY TO VOTE, MARK
                                                          ALL           ALL          EXCEPT:   "FOR ALL EXCEPT" AND WRITE THE
                                                                                               NOMINEE'S NUMBER ON THE LINE BELOW.
1.       ELECTION OF DIRECTORS                            [ ]           [ ]            [ ]
         (01)  Dr. Max D. Amstutz
         (02)  E. Bradley Jones                                                                --------------------------------
         (03)  Albert B. Ratner
         (04)  Jerry Sue Thornton
                                                          FOR         AGAINST        ABSTAIN
2.       APPROVE THE REINCORPORATION                      [ ]           [ ]            [ ]
         OF THE COMPANY FROM OHIO TO
         DELAWARE
                                                          FOR         AGAINST        ABSTAIN
3.       SUBJECT TO THE APPROVAL OF # 2 ABOVE,            [ ]           [ ]            [ ]
         APPROVE AND ADOPT AN INCREASE IN THE
         NUMBER OF AUTHORIZED SHARES OF COMMON
         STOCK, PAR VALUE $0.01 PER SHARE, OF RPM
         INTERNATIONAL INC. TO 300,000,000 AND APPROVE
         AND ADOPT THE ADDITION OF A CLASS OF SERIAL
         PREFERRED STOCK, PAR VALUE $0.01 PER SHARE,
         IN THE AMOUNT OF 50,000,000 SHARES
                                                          FOR         AGAINST        ABSTAIN
4.       APPROVE AND ADOPT THE RPM, INC.                  [ ]           [ ]            [ ]
         PERFORMANCE ACCELERATED RESTRICTED STOCK
         PLAN

In their discretion, to act on any other matter or matters which may properly come before the meeting.

                  CHANGE OF ADDRESS (mark box and revise pre-printed address            [ ]
                  as necessary).

                  Will Attend Annual Meeting                                            [ ]

CONSENT TO ELECTRONIC DELIVERY                                                          [ ]
By checking the box to the right, I consent to receive Proxy Statements, Annual Reports,
Prospectuses and other shareholder communications electronically via the internet instead of in the mail. The Company will not distribute printed materials to me for future shareholder meetings unless I request them or revoke my consent, and will notify me when and where its shareholder communications are available on the internet.

Note: Please sign exactly as name appears hereon.  Joint owners should each sign.
When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.


      /     /
----- ----- -----
Date


-------------------------------------
Signature(s)


-------------------------------------
Title(s)


PROXY                                                                     PROXY

                                 DIRECTION CARD
                         RPM, INC. 401(k) TRUST AND PLAN

                   TO: KEY TRUST COMPANY OF OHIO, N.A. TRUSTEE

The undersigned hereby directs Key Trust Company of Ohio, N.A., RPM, Inc. 401(k) Trust and Plan Trustee to vote Common Shares held for the undersigned's 401(k) Plan account at the Annual Meeting of Shareholders of the Company to be held at Severance Hall, located on the northeast corner of Euclid Avenue and East Boulevard in Cleveland's University Circle area, on Friday, October 11, 2002 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, as specified, WITH THE UNDERSTANDING THAT IF A SIGNED DIRECTION CARD IS RETURNED WITH NO DIRECTIONS GIVEN ON REVERSE SIDE, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM OHIO TO DELAWARE, "FOR" THE APPROVAL AND ADOPTION OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF RPM INTERNATIONAL INC. FROM 200,000,000 TO 300,000,000 AND TO ADD A CLASS OF SERIAL PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, IN THE AMOUNT OF 50,000,000 SHARES, IF THE REINCORPORATION PROPOSAL IS APPROVED, "FOR" THE APPROVAL AND ADOPTION OF THE RPM, INC. PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                       Election of Directors, Nominees:
                                                Dr. Max D. Amstutz
                                                E. Bradley Jones
                                                Albert B. Ratner
                                                Jerry Sue Thornton

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE.

                                    RPM, INC.
                    PLEASE MARE VOTES AS IN THIS EXAMPLE. /X/

                             FOR     WITHHOLD    FOR ALL
                             ALL       ALL        EXCEPT:                                              FOR      AGAINST  ABSTAIN
1.  Election of Directors    / /      / /         / /        2.  Approve the reincorporation           / /        / /      / /
         (see reverse)                                           of the Company from Ohio to
                                                                 Delaware
                                                                                                       FOR      AGAINST  ABSTAIN
                                                             3.  Subject to the approval of #2         / /        / /     / /
                                                                 above, approve and adopt an
 For, except vote withheld from the following nominee(s):        increase in the number of
                                                                 authorized shares of common
 -------------------------------------------------------         stock, par value $0.01 per share,
                                                                 of RPM International Inc. to
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE               300,000,000 and approve and
ABOVE PROPOSALS.                                                 adopt the addition of a class of
                                                                 serial preferred stock, par value
                                                                 $0.01 per share, in the amount of
                                                                 50,000,000 shares
                                                                                                       FOR      AGAINST  ABSTAIN
                                                             4.  Approve and adopt the                 / /        / /     / /
                                                                 RPM, Inc. Performance
                                                                 Accelerated Restricted Stock
                                                                 Plan

                                                             5.  In their discretion, to act on any
                                                                 other matter or matters which may
                                                                 properly come before the meeting.

                                                                 PLEASE DATE, SIGN AND RETURN PROMPTLY
                                                                 IN THE ACCOMPANYING ENVELOPE.

                                                                       Date:                                   , 2002
                                                                            -----------------------------------

                                                                       --------------------------------------------
                                                                       Signature(s)


                                                                       --------------------------------------------
                                                                       Signature(s)

                                                                       Note: Your signature to this Direction Card form
                                                                       should be exactly the same as the name imprinted
                                                                       hereon. Persons signing as executors, administrators,
                                                                       trustees, or in similar capacities should so indicate.

               IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER
                       DOCUMENTS AND HOUSEHOLDING ELECTION

August 29, 2002


         In December 2000, the Securities and Exchange Commission enacted a new rule that permits multiple shareholders residing at the same address the convenience of receiving a single copy of proxy information statements, annual reports and prospectuses if they consent to do so. This is referred to as "Householding." The Company is committed to increasing the efficiency and reducing the cost associated with the annual solicitation of proxies for its Annual Meeting and other shareholder communications. This year, we are introducing the option of receiving shareholder communications via the Internet and intend to adopt Householding of Proxy Statements, Annual Reports and Prospectuses. Please note that if you do not respond, Householding will begin 60 days after the mailing of this Proxy Statement.

         Under Householding, the Company will send just one Proxy Statement, Annual Report, or other shareholder communication materials to shareholders that have the same household. Each account, however, will continue to receive its own separate proxy card. Householding will eliminate duplication of materials sent to shareholders with the same address.

         In reviewing our records, we have identified your account as one of the multiple accounts having the same household mailing address. We are requesting your participation in our program to mail only one copy of various corporate communications to your household. Participation requires no action on your part; however, IF YOU DO NOT WISH TO PARTICIPATE IN THIS PROGRAM SIMPLY RETURN THE CARD BY OCTOBER 28, 2002, and you will continue to receive separate shareholder mailings. We have included a postage-paid return envelope for your convenience. If this card is not received by October 28, 2002, you will automatically be entered into the Householding program.

         Your participation will remain in full effect until consent is revoked by you. It may be revoked by notifying us by calling toll free at 1-800____________. Separate mailings will occur within 30 days of your notice to the Company to stop participation in Householding.

                                          Sincerely,


                                          P. Kelly Tompkins,
                                              Secretary

                                              DETACH HERE

I do not wish to participate in the Householding program. [ ]

                                                Signature(s):


                                                --------------------------------


                                                --------------------------------


                                                Date:
                                                      --------------------------